CREDIT AGREEMENT


                          Dated as of January 15, 1998


                                      among

                       FAIRFIELD RECEIVABLES CORPORATION,
                                   as Borrower


                        EAGLEFUNDING CAPITAL CORPORATION,


                        FAIRFIELD ACCEPTANCE CORPORATION,
                                   as Servicer


                          FAIRFIELD COMMUNITIES, INC.,







                          BANCBOSTON SECURITIES, INC.,
                                  as Deal Agent

                                       and

                                BANKBOSTON, N.A.,
                               as Collateral Agent

                                CREDIT AGREEMENT


     CREDIT AGREEMENT, dated as of January 15, 1998 (the "Credit Agreement"), among FAIRFIELD RECEIVABLES CORPORATION, a Delaware corporation (the "Borrower"), EAGLEFUNDING CAPITAL CORPORATION, a Delaware corporation
 --------
("EagleFunding"),  FAIRFIELD  ACCEPTANCE  CORPORATION,  a  Delaware  corporation
  ------------
("FAC"),  in  its  capacity  as  Servicer  hereunder  (in  such  capacity,   the
  ---
"Servicer"),  FAIRFIELD  COMMUNITIES,  INC.,  a  Delaware  corporation  ("FCI"),
 --------                                                                 ---
BANCBOSTON SECURITIES, INC., a Massachusetts corporation ("BSI") in its capacity
                                                           ---
as Deal Agent (in such capacity, the "Deal Agent") and BANKBOSTON, N.A., in its capacity as Collateral Agent, (in such capacity, the "Collateral Agent").
                                                      ----------------

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Receivables Purchase Agreement, the Borrower may from time to time purchase and otherwise acquire, Contracts, related collateral therefor and other related property from FAC; and

     WHEREAS, the Borrower has requested that EagleFunding make the EagleFunding Loans to the Borrower, the proceeds of which shall be used to purchase such Contracts, related collateral and other related property from the Seller in accordance with the terms of the Receivables Purchase Agreement; and

     WHEREAS, EagleFunding will fund such loans by (i) the issuance of Transaction Commercial Paper Notes or (ii) if EagleFunding is unable for any reason to issue Commercial Paper Notes, by borrowing under the Liquidity
Agreement, dated as of the date hereof, among EagleFunding, the Liquidity Providers and the Liquidity Agent; and

     WHEREAS, as a condition precedent to the foregoing EagleFunding Loans, the Borrower has agreed to grant a security interest in favor of the Collateral Agent, for the benefit of each of the Collateral Agent, the Deal Agent and EagleFunding, in all of its right, title and interest in, to and under the Collateral as described herein, in order to secure the Obligations as described herein; and

     WHEREAS, subject to the terms and conditions set forth herein, EagleFunding is willing to make the EagleFunding Loans to the Borrower and

FAC has agreed to act as Servicer of the Pledged Contracts and FCI has agreed to guarantee the servicing obligations of FAC hereunder;

     WHEREAS, the parties hereto wish to enter into this Credit Agreement in order to evidence the terms and conditions on which, from and after the Effective Date, EagleFunding will make EagleFunding Loans on Borrowing Dates and the Borrower will make additional Grants of Contracts on Contract Grant Dates;

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01 Certain  Definitions.  As used in this Credit  Agreement,  the
                  --------------------
EagleFunding Note or any certificate or other document made or delivered pursuant hereto or thereto, the capitalized terms used herein and therein shall, unless otherwise defined herein or therein, have the meanings assigned to them in the Definitions List attached hereto as Appendix A, the terms of which are
                                              -------- -
incorporated herein by reference (the "Definitions List").
                                       ----------------

     SECTION 1.02.  Accounting  Terms. As used herein,  in the EagleFunding Note
                    -----------------
and in any certificate or other document made or delivered pursuant hereto and thereto, accounting terms not otherwise defined herein and accounting terms partly defined herein to the extent not defined, shall have the respective meanings given to them under GAAP.

     SECTION 1.03.  Other Terms. (a) All other undefined terms contained in this
                    -----------
Credit Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein.

     (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Credit Agreement shall refer to this Credit Agreement as a whole, as amended, restated, supplemented or otherwise modified from time to time after the date hereof, and not to any particular provision of this Credit Agreement, and Section, subsection, Schedule and Exhibit references are to this Credit Agreement unless otherwise specified.

     (c) Capitalized terms used herein and in the EagleFunding Note shall be equally applicable to both the singular and plural forms of such terms.

     SECTION 1.04. Computation of Time Periods. In this Credit Agreement, in the
                   ---------------------------
computation of periods of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" shall each mean "to but excluding."

                                ARTICLE II

                           THE EAGLEFUNDING LOANS
                           ----------------------

                  SECTION 2.01.  The EagleFunding Loans.
                                 ----------------------

     (a) Subject to the terms and conditions hereof, EagleFunding agrees to make loans ("EagleFunding Loans") on Contract Grant Dates during the period from the
        -------------------
Effective Date to the Termination Date, in an aggregate outstanding principal amount not to exceed at any time the lowest of (i) the Facility Limit in effect at such time, (ii) the Borrowing Base in effect at such time, (iii) the Eligible Contract Pool Principal Balance in effect at such time less the Minimum O/C Amount, or (iv) the aggregate principal amount of advances and unused commitments of the Liquidity Providers under the Liquidity Agreement; provided,
                                                                       --------
however,  that the first  Borrowing to take place  hereunder  shall occur on the
-------
Effective Date. The EagleFunding Loan made on the Effective Date and each subsequent EagleFunding Loan shall be made in a principal amount of greater than or equal to $5,000,000. Notwithstanding anything in the foregoing to the contrary, under no circumstances shall EagleFunding make any EagleFunding Loan if, after giving effect thereto, an O/C Shortfall or a Borrowing Base Shortfall would exist.

     (b) The Borrowing Base in effect on any date shall be determined by reference to the most recent Settlement Report delivered by the Servicer to EagleFunding in accordance with Section 6.01(b) hereof, as adjusted (i) on the
                                 --------------
most recent Contract Grant Date (if any), to reflect additional Eligible Contracts sold to the Borrower by FAC and Granted to the Collateral Agent since the delivery of such Settlement Report (if any), (ii) on any Settlement Date, to reflect Collections received and applied pursuant to the terms hereof on or prior to the next preceding Determination Date, and (iii) on any Settlement Date, to eliminate from the Eligible Contract Pool Principal Balance the outstanding Principal Balance of any Pledged Contracts which are either Defaulted Contracts or Defective Contracts, or which are otherwise not Eligible Contracts, as of the next preceding Determination Date.

     (c) All of the EagleFunding Loans shall mature, and become due and payable, on the Maturity Date.

     SECTION 2.02. Note. All of the EagleFunding Loans shall be evidenced by the
                   ----
promissory  note in the form  attached  hereto as  Exhibit A (the "EagleFunding
                                                   ----------      ------------
Note")  appropriately  completed,  duly  executed and delivered on behalf of the
----
Borrower and payable to the order of EagleFunding. The Borrowing Date and principal amount of each EagleFunding Loan, the interest rate and Interest Period applicable thereto and each repayment or prepayment of principal thereof shall be recorded in EagleFunding's internal records and, prior to any transfer of the EagleFunding Note, on the grid schedule annexed thereto, and the Borrower hereby authorizes EagleFunding to make such recordation; provided, however, that the failure of EagleFunding to set forth
              --------   -------
any or all of such information on such schedule or any error in such schedule shall not in any manner affect the obligation of the Borrower to repay the EagleFunding Loans in accordance with the terms hereof and of the EagleFunding Note. Such updated grid schedules, or other proper records maintained by EagleFunding (or by the Deal Agent on behalf of EagleFunding) in lieu thereof, shall be presumptively correct evidence of the EagleFunding Loans made by EagleFunding to the Borrower. The aggregate outstanding principal amount of the EagleFunding Loans at any time shall be the aggregate principal amount owing on the EagleFunding Note at such time.

                  SECTION 2.03.  Making the EagleFunding Loans.
                                 -----------------------------

     (a) Notice of Borrowing.  Whenever the Borrower  wishes to make a Borrowing
         -------------------
hereunder of EagleFunding Loans, it shall deliver to EagleFunding a notice ("Notice of Borrowing") in substantially the form of Exhibit B hereto no later
  -------------------                                  ---------
than 10:00 A.M. (Boston, Massachusetts time) on the Business Day immediately prior to the proposed Borrowing Date, provided that, if the Borrower requests
                                        --------
that the Borrowing be funded with the proceeds of Eurodollar Rate Advances, such notice shall be given not later than 11:00 A.M. (Boston, Massachusetts time) at least three (3) Business Days prior to the proposed Borrowing Date. Each Notice of Borrowing shall be by telephone or facsimile transmission (in the case of any such notice by telephone, confirmed immediately in writing) and shall specify therein the proposed (1)Borrowing Date of such Borrowing, which shall be a Contract Grant Date, (2)aggregate amount of such Borrowing requested and (3) proposed Interest Period relating thereto and the proposed principal amount of each EagleFunding Loan to be allocated to each Interest Period. Each Notice of Borrowing shall be irrevocable and binding on the Borrower.

     (b) Selection of Interest  Periods.  Promptly upon receiving each Notice of
         ------------------------------
Borrowing, the Deal Agent shall, following its review of the Borrower's proposal, select (in the exercise of its sole discretion) the Interest Periods for the EagleFunding Loan thereby requested. At least one Business Day prior to the last day of each Interest Period for any EagleFunding Loan, the Borrower shall request new Interest Periods for all EagleFunding Loans, or any portions thereof, the Interest Periods of which are then ending and which are not to be prepaid as provided in Section 2.07 below; provided that, in the case of any
                       -------------         --------
Interest Period for a EagleFunding Loan for which interest is requested to be determined by reference to the Eurodollar Rate, such request shall be given not later than 10:00 A.M. (Boston, Massachusetts time) at least three (3) Business Days prior to the last day of the relevant Interest Period; and provided further
                                                                -------- -------
that (x) the portion of any EagleFunding Loan assigned to an Interest Period for which interest is requested to be determined by reference to the Eurodollar Rate shall not be less than $1,000,000, and (y) any other portion of a EagleFunding Loan assigned to an Interest Period shall not be less than $200,000. The Deal Agent shall, on the date of any Borrowing hereunder and, so long as such EagleFunding Loan is outstanding, on the first day of each successive Interest Period for such EagleFunding Loan, notify the Borrower of the duration of the relevant Interest Period and the interest rate which will be applicable to the EagleFunding Loans during such Interest Period as described in Section 2.06
                                                                   ------------
below. Any Interest Period that commences before the Termination Date and would otherwise end on a date occurring after the Termination Date shall end on the Termination Date and the duration of any Interest Period that commences on or after the Termination Date shall be of such duration as shall be selected by the Deal Agent. In addition, if a CP Disruption shall have occurred and be continuing, EagleFunding, or the Deal Agent on its behalf, may, upon notice to the Borrower, terminate any Interest Period then in effect if EagleFunding has funded the EagleFunding Loan allocated to such Interest Period by issuing Transaction Commercial Paper Notes. All outstanding EagleFunding Loans (and all outstanding portions thereof) shall be assigned an Interest Period at all times, which Interest Periods will be limited as set forth in the definition thereof.

     (c)  Funding.  EagleFunding  shall on the proposed  Borrowing  Date of each
          -------
Borrowing,  subject to  satisfaction  of the applicable  conditions set forth in
Article III and the limitations set forth in Section 2.01, make available to the
-----------                                  ------------
Borrower a wire transfer of such funds to the Borrower in accordance with the Borrower's written wire transfer instructions.

     SECTION  2.04.  Reduction of Facility  Limit.  The Borrower  shall have the
                     ----------------------------
right, at any time upon at least three (3) Business Days' notice to EagleFunding, to terminate in whole or reduce in part the unused portion of the Facility Limit in a minimum amount of $1,000,000 and increments of $1,000,000 in excess thereof; provided, that in no event shall the Facility Limit be reduced
                 --------
to less than the aggregate principal amount of the EagleFunding Loans then outstanding. Any such termination shall be without premium or penalty of any kind, except for any indemnification which may be owed in connection with such termination pursuant to Section 2.08.
                        ------------

     SECTION 2.05.  Repayments;  Manner of Payment and  Prepayment.  Each of the
                    ----------------------------------------------
EagleFunding Loans shall be payable in full on the Maturity Date. Each payment hereunder or prepayment of principal of and interest on the EagleFunding Note and each payment of fees, premiums, indemnities and all other amounts payable by the Borrower hereunder shall be made by the Borrower in immediately available funds to the Person to which such payment is owed not later than 10:30 A.M. (Boston, Massachusetts time) on the date on which payable. Payments received by a required recipient hereunder after such time shall be deemed to have been received on the next Business Day. All payments by the Borrower under this Credit Agreement and the EagleFunding Note shall be made without setoff, deduction or counterclaim and the Borrower agrees to pay on demand any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the EagleFunding Note or from the execution, delivery or registration of, or otherwise with respect to, this Credit Agreement or the EagleFunding Note. Whenever any payment to be made hereunder or under the EagleFunding Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next applicable Business Day and interest shall be payable at the applicable rate during such extension; provided, that if such extension would cause payment of interest on or principal of any Eurodollar Loan to be made in the next following month, such payment shall be made on the next preceding Business Day.

         SECTION 2.06.  Interest on EagleFunding Loans; Default Interest.
                        ------------------------------------------------

          (a) The Borrower shall pay to EagleFunding, as interest on the EagleFunding Loans outstanding, the following amounts on the following dates:

     (i) on any Interest Payment Date for EagleFunding Loans being funded or maintained through the issuance of Transaction Commercial Paper Notes, interest on such EagleFunding Loans in an amount equal to the imputed interest on such maturing Transaction Commercial Paper Notes plus the CP Dealer Fee on any such maturing Transaction Commercial Paper Notes;

     (ii) on any Interest Payment Date for EagleFunding Loans funded or maintained through the making of Base Rate Advances under the Liquidity Agreement, accrued and unpaid interest on such EagleFunding Loans at a per annum rate equal to the Base Rate, computed on the basis of the actual number of days elapsed over a year of 360 days; and

     (iii) on any Interest Payment Date for EagleFunding Loans funded or maintained through the making of Eurodollar Rate Advances under the Liquidity Agreement, accrued and unpaid interest on such EagleFunding Loans at a rate per annum equal at all times during each applicable Interest Period for each such EagleFunding Loan to the Eurodollar Rate for such Interest Period, plus,

     (1) 0.50% for the first 24 months that the underlying Eurodollar Rate Advance remains outstanding,

     (2) 0.75% from the 25th month to the 49th month that the underlying Eurodollar Rate Advance remains outstanding,

     (3) 1.00% from the 49th month and for as long thereafter as the underlying Eurodollar Rate Advance remains outstanding,

each computed on the basis of the actual number of days elapsed over a year of 360 days.

          (b) Following the occurrence and during the continuance of an Event of Default, and from and after the due date of any EagleFunding Loan until such EagleFunding Loan is paid in full, the Borrower shall pay interest to EagleFunding, payable on demand, on the outstanding principal amount of each EagleFunding Loan for each day until paid in full at a per annum rate equal to two percent (2%) plus the otherwise applicable rate for such EagleFunding Loan for such day.

          SECTION  2.07.  Voluntary and  Mandatory Prepayment of EagleFunding
                          ---------------------------------------------------
Loans.  (a) The Borrower  shall have the right on any Business Day and from time
-----
to time to prepay any EagleFunding Loans, in whole or in part, upon at least three Business Days' written notice to the Deal Agent, which notice shall specify the proposed prepayment date and the amount of such prepayment, provided
                                                                        --------
that (i) any partial prepayment shall be equal to an integral multiple of $1,000,000; (ii) the Borrower shall, in connection with any such prepayment, indemnify EagleFunding and hold EagleFunding harmless from any funding loss pursuant to the terms of Section 2.08, and (iii) any such voluntary prepayment,
                         ------------
to the extent made with funds on deposit in the Collection Account, shall be made subject to the provisions of Section 7.06. If any such notice is given, the
                                  ------------
amount specified in such notice shall be presumed correct absent manifest error and shall be due and payable on the date specified therein. Each notice of prepayment shall be irrevocable and binding on the Borrower.

          (b) On each Settlement Date prior to the Liquidation Trigger Date, the Borrower shall be obligated to make principal repayments of the EagleFunding Loans in an amount equal to the greatest of:

     (i) an amount equal to the product of (a) the EagleFunding Loan Percentage on such date and (b) the aggregate amount of all principal payments received on the Pledged Contracts during the next preceding Settlement Period whether scheduled or unscheduled, and whether by virtue of Obligor payments, liquidation proceeds, Insurance Proceeds or other sources (excluding, however, all amounts
                                                ---------   -------
received by the Borrower under the Receivables Purchase Agreement in respect of payments of amounts of Repurchase Price); and

         (ii)     the Borrowing Base Shortfall then in effect; and

         (iii)    the O/C Shortfall then in effect.

          To the extent any such repayments are made with funds on deposit in the Collection Account, such repayments shall be subject to the provisions of
Section 7.06(b).
--------------

          (c) On each Business Day from and after the Liquidation Trigger Date, the Borrower shall be obligated to make principal repayments of the EagleFunding Loans in an amount equal to the lesser of (i) the aggregate amount of funds remaining on deposit in the Collection Account on such day (other than any funds retained in the Collection Account in respect of Carrying Costs then accrued and unpaid to the extent required under Section 7.06(d)) after giving effect to the
                                    ----------------
required  applications  of such funds  pursuant to clauses (i) through  (iii) of
Section  7.06(d),  and  (ii)  the  then  outstanding  principal  balance  of the
---------------
EagleFunding Loans.

          (d) In the event of any prepayment or repayment of an EagleFunding Loan or any portion thereof on any date other than the last day of the Interest Period applicable thereto, the Borrower shall indemnify EagleFunding and hold EagleFunding harmless from any funding loss (in an amount equal to the amount of interest EagleFunding would have received but for such prepayment through the last day of the relevant Interest Period less the interest earned on investing such funds) and expense which EagleFunding may sustain or incur as consequence of such prepayment in accordance with Section 2.08.
                                      ------------

          SECTION 2.08.  Compensation.  The Borrower  shall,  whether or not the
                         ------------
Effective Date has occurred, compensate EagleFunding, upon its written request, for all losses, expenses and liabilities, including, without limitation, any indemnification payments owed by EagleFunding pursuant to the Liquidity Agreement, on account of any liquidation or reemployment of deposits or other funds acquired by such party to make, fund or maintain an EagleFunding Loan hereunder, (i) if for any reason the funding of any EagleFunding Loan does not occur on a date specified therefor in the Notice of Borrowing; (ii) if for any reason any payment, prepayment or conversion of principal of any EagleFunding Loan occurs on a date which is not the last day of the Interest Period for such EagleFunding Loan or (iii) as a consequence of any required prepayment of any EagleFunding Loan or required conversion of any Eurodollar Rate Advance prior to the last day of the Interest Period for the relevant EagleFunding Loan. Any request for compensation under this Section 2.08 shall be accompanied by a copy
                                     ------------
of a statement from EagleFunding or the Deal Agent on its behalf setting forth in reasonable detail the basis for requesting compensation and the determination of the amount thereof in such statement shall be conclusive and binding for all purposes, absent manifest error.

             SECTION 2.09.  Increased Costs, Capital Adequacy.
                            ---------------------------------

          (a) If, after the date hereof due to either (i)the introduction of or any change in or to the interpretation of any law or regulation by the governmental authority that promulgated or administers compliance with such law or regulation (other than laws or regulations with respect to income taxes or any change by way of imposition or increase of reserve requirements included in the Eurodollar Reserve Percentage) or (ii)the compliance with any guideline or request from any central bank or other fiscal, monetary or governmental authority, rating agency or similar agency (whether or not having the force of law), and taking into account the obligations of the Liquidity Providers under the Liquidity Agreement, and otherwise in connection with EagleFunding's asset-supported financing business, any reserve or deposit or similar requirement shall be imposed, modified or deemed applicable or, any basis of taxation shall be changed or any other condition shall be imposed, and there shall be any increase in the cost to EagleFunding (either directly or indirectly through any increase in the costs to the Liquidity Providers) of making, funding, or maintaining EagleFunding Loans or in the cost to EagleFunding of agreeing to make, fund, or maintain EagleFunding Loans (including the reduction of any sum received or amount of principal or interest receivable under the Pledged Contracts), then the Borrower shall from time to time, upon demand by EagleFunding, by the submission of the certificate described below, pay to EagleFunding, additional amounts sufficient to compensate EagleFunding, for such increased cost; provided, however, that in the case of any such increased cost
                --------   -------
incurred solely as a result of compliance with any guideline or request of any rating agency, the Borrower's obligation to pay any additional amounts identified on the certificate described below by way of compensation shall neither accrue, nor become due and payable, prior to the 90th day following the Borrower's receipt of such certificate (it being understood that the Borrower shall have no obligation to pay any such additional amount incurred solely as a result of a guideline or request of a rating agency if all outstanding
EagleFunding Loans and any other amounts outstanding hereunder are repaid in full and in cash, and the Borrower shall have terminated the obligations of the other parties hereto, prior to such 90th day following the Borrower's receipt of such certificate). A certificate setting forth in reasonable detail the amount of such increased cost submitted to the Borrower by EagleFunding or the Deal Agent on behalf of EagleFunding shall be conclusive and binding for all purposes, absent manifest error.

          (b) If any of EagleFunding or any Liquidity Provider determines that compliance with any law or regulation or any guideline or request or any written interpretation from any central bank or other fiscal, monetary or governmental authority, rating agency or similar agency (whether or not having the force of law) which is introduced, implemented or received by EagleFunding or such Liquidity Provider after the Effective Date, affects or would affect capital adequacy or the amount of capital required or expected to be maintained by EagleFunding or such Liquidity Provider or any corporation controlling EagleFunding or such Liquidity Provider and that the amount of such capital is increased by or based upon the EagleFunding Loans or the existence of this
Credit Agreement, or upon the "Advances" of a Liquidity Provider, or such Liquidity Provider's commitment to lend under the Liquidity Agreement, and other commitments of that type, or has or would have the effect of reducing such Person's rate of return on capital, then, upon demand by EagleFunding or the Deal Agent on its behalf, by the submission of the certificate described below, the Borrower shall pay to EagleFunding, from time to time as specified by EagleFunding (as the case may be), additional amounts sufficient to compensate EagleFunding, the relevant Liquidity Provider, (as the case may be), in the light of such circumstances, to the extent that EagleFunding (as the case may
be) reasonably determines such increase in capital to be allocable to the EagleFunding Loans or the existence of this Credit Agreement, or upon the "Advances" of a Liquidity Provider or such Liquidity Provider's commitment to lend under the Liquidity Agreement and other commitments of that type, or to the extent that EagleFunding owes compensation to a Liquidity Provider in respect of or on account of such events; provided, however, that in the case of any such
                               --------   -------
increase  in  capital  required  solely  as a  result  of  compliance  with  any
guideline,   request  or  written  interpretation  of  any  rating  agency,  the
Borrower's   obligation  to  pay  any  additional   amounts  identified  on  the
certificate described below by way of compensation shall neither accrue, nor become due and payable, prior to the 90th day following the Borrower's receipt of such certificate (it being understood that the Borrower shall have no obligation to pay any such additional amount incurred solely as a result of a guideline or request of a rating agency if all outstanding EagleFunding Loans and any other amounts outstanding hereunder are repaid in full and in cash, and the Borrower shall have terminated the obligations of the other parties hereto, prior to such 90th day following the Borrower's receipt of such certificate). A certificate setting forth in reasonable detail such amounts submitted to the Borrower by EagleFunding or the Deal Agent on its behalf, shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 2.10. Taxes. (a) All payments made by the Borrower, FCI or the
                        -----
Servicer (if the Servicer is FAC or an Affiliate of FAC) under this Credit Agreement and the EagleFunding Note shall be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority having taxing authority, excluding net income taxes and franchise taxes (imposed in lieu of income taxes) imposed on EagleFunding as a result of any present or former connection between the jurisdiction of the government or taxing authority imposing such tax or any political subdivision or taxing authority thereof or therein and EagleFunding (excluding a connection arising solely from EagleFunding having executed, delivered or performed its obligations or received a payment under, or enforced, this Credit Agreement, the

EagleFunding Note or any other Facility Document to which EagleFunding is a party) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are
                                                      -----
required to be withheld from any amounts payable to or under the EagleFunding Note or the Credit Agreement, (i) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.10), EagleFunding
                                                    ------------
receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower, FCI or the Servicer (if the Servicer is FAC or an Affiliate of FAC), as the case may be, shall make such deductions, and
(iii) the Borrower, FCI or the Servicer (if the Servicer is FAC or an Affiliate of FAC), as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

               (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies that arise from any payment made hereunder or from the execution, delivery, issuance or registration of, or otherwise with respect to, this Credit Agreement or the EagleFunding Note (hereinafter "Other Taxes").
                                                 -----------

               (c) The Borrower will indemnify EagleFunding for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.10) paid by
                                                           ------------
EagleFunding and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to EagleFunding a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower or the Servicer fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to EagleFunding the required receipts or other required documentary evidence, the Borrower shall indemnify EagleFunding for any incremental Taxes, interest or penalties that EagleFunding is legally required to pay as a result of any such failure. The agreements in this subsection shall survive the termination of this Credit Agreement and the payment of the EagleFunding Note.

               (d) Within 30 days after the date of any payment of Taxes or Other Taxes, the Borrower will furnish to the Deal Agent, at its address referred to in Section 14.02, the original or a certified copy of a receipt
               --------------
evidencing payment thereof.

               (e)  If,  in  connection  with an  agreement  or  other  document providing liquidity support, credit enhancement or other similar support in connection with this Credit Agreement or the funding or maintenance of any EagleFunding Loans hereunder, EagleFunding is required to compensate a Liquidity Provider in respect of taxes under circumstances similar to those
described  in  this  Section  2.10,   then  within  ten  days  after  demand  by
                     -------------
EagleFunding, the Borrower shall pay to EagleFunding such additional amount or amounts as may be necessary to pay such Liquidity Provider the amounts due or to otherwise reimburse EagleFunding for any amounts paid by it.

               (f) Without prejudice to the survival of any other agreement of the Borrower or the Servicer hereunder, the agreements and obligations of the Borrower and the Servicer (if the Servicer is FAC or an Affiliate of FAC) contained in this Section 2.10 shall survive the termination of this Agreement.
                  ------------

               SECTION 2.11. Fees. In further  consideration of the EagleFunding
                             ----
Loans to be made to the Borrower hereunder, the Borrower agrees to pay to EagleFunding, BSI and BKB, all fees specified in the Fee Letter, which fees will be due and payable at the times and in the manner set forth in the Fee Letter.

                                ARTICLE III

                            CONDITIONS OF LENDING

               SECTION 3.01. Conditions Precedent to the Initial Borrowing.  The
                             ---------------------------------------------
making of any EagleFunding Loan on the Effective Date is subject to satisfaction of each of the following conditions precedent:

               (a) Each of the Deal Agent, the Collateral Agent and EagleFunding
shall have received all of the documents, covenants, authorizations, agreements and instruments described on the List of Closing Documents attached as Exhibit C
                                                                       ------
hereto (including, without limitation, the Contract Schedule, giving effect to the Grant of Contracts contemplated to correspond with the Effective Date, an Interest Rate Hedge, and an Interest Rate Hedge Assignment), each in form and substance satisfactory to the Deal Agent, and in each case where applicable (x) duly executed by each of the parties thereto, (y) to the extent required in Exhibit C, duly filed with the appropriate filing officer or other governmental
---------
authority of the listed jurisdiction, as evidenced by an appropriate acknowledgment evidencing that such filing is of record, and (z) dated and/or certified (as applicable) as of a date reasonably acceptable to the Deal Agent;

               (b) All fees and expenses due and owing under the Facility Documents (including, without limitation, all fees and expenses payable under the Fee Letter entered into in connection with this Credit Agreement) shall have been paid;

               (c) Each of the Collateral Agent, the Deal Agent and EagleFunding shall have received such other approvals, documents or opinions as it may reasonably request;

               (d) In connection with the EagleFunding Loan and the Grant of Contracts contemplated to correspond with the Effective Date, each of the conditions precedent set forth in Section 3.02 have been satisfied;
                                  ------------

               (e) The Certificate of Incorporation of the Borrower shall have been filed in form and substance acceptable to the Deal Agent;

               (f) Each of S&P, Moody's and DCR shall have confirmed to the Deal Agent that the EagleFunding Loans constitute an "investment grade" risk; and

               (g) EagleFunding shall have obtained all necessary internal approvals for the transactions contemplated by the Facility Documents.

               SECTION 3.02. Conditions Precedent to Each Borrowing.  The making
                             --------------------------------------
of an EagleFunding Loan on any Contract Grant Date (including, without limitation, the EagleFunding Loan contemplated to correspond with the Effective Date hereunder) shall be subject to satisfaction of each of the following conditions precedent, certain of which may have been satisfied for all Borrowings on or prior to the initial Borrowing Date:

               (a) Each of the Deal Agent, the Collateral Agent and EagleFunding shall have received, on or before the relevant Borrowing Date (and corresponding Contract Grant Date), any additional documents, consents, authorizations, agreements, instruments and legal opinions reasonably requested by the Deal Agent each in form and substance satisfactory to the Deal Agent;

               (b) (i) Each of the Deal Agent, the Collateral Agent and EagleFunding shall have received (A) a Settlement Report dated as of the applicable Cut-Off Date, (B) a notice from the Custodian in substantially the form of Exhibit C to the Receivables Purchase Agreement, confirming that the
        ---------
Custodian has possession of an executed original of all Contracts (or if the Contract and promissory note are contained in separate documents, an original of the promissory note) contemplated to be Granted on such Contract Grant Date, (C) a timely Notice of Borrowing, appropriately filled-out by the Borrower, (D) a Borrowing Base Certificate, appropriately filled-out by the Servicer as of such Contract Grant Date (after giving effect to the Borrowing comprised of such EagleFunding Loans, the application of the proceeds therefrom and the Grant of Contracts contemplated to take place on such date, and (E) such other approvals or documents as the Deal Agent may reasonably request in connection with the contemplated Borrowing and Grant, and (ii) on the Borrowing Date of such Borrowing, before and after giving effect to such Borrowing, to the contemplated Grant of Contracts and to the application of the proceeds from such Borrowing, the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such

Borrowing shall constitute a representation and warranty by the Borrower that on the Borrowing Date of such Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom, such statements are true):

          (1) the representations and warranties contained in Article IV and all
                                                              ----------
representations  and  warranties  of  the  Seller  in the  Receivables  Purchase
Agreement are true and accurate as of such Borrowing Date in all material respects with the same force and effect as though such representations and warranties had been made as of such date;

          (2) no event has occurred and is continuing, or would result from such Borrowing, which constitutes an Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default (excluding an Unmatured Servicer Default under Section 11.01(h)(2) which has been in existence for less than forty-five days and is not a payment default), and there is no Termination Date currently in effect;

          (3) there exists no Borrowing Base Shortfall or O/C Shortfall; and

          (4) (A) the proceeds of such EagleFunding Loan shall be used (I) to fund a Purchase under the Receivables Purchase Agreement to occur simultaneously with such Borrowing, or (II) to otherwise fund costs and expenses to be paid under the terms of the Facility Documents in connection with the transactions contemplated to take place on such Contract Grant Date, and (B) all conditions to such Purchase under the Receivables Purchase Agreement on such date have been satisfied;

          (c) The Borrower shall have filed or recorded or caused to be filed or recorded, each financing statement or other item required to be so filed or recorded on or prior to such Contract Grant Date pursuant to Section 7.03(a) or
                                                             ----------------
Section 7.03(b) (as the case may be) to be so filed or recorded;
--------------

          (d) Any existing Liens (other than in favor of the Collateral Agent) on or otherwise encumbering the Contracts contemplated to be Granted on such Contract Grant Date shall have been released;

          (e) The initial balance of the Spread Account required to be funded on the relevant Borrowing Date, pursuant to Section 7.07(b) (prior to giving effect
                                         ---------------
to the transactions which are contemplated to take place on the relevant Borrowing Date) has been funded;

          (f) All changes reasonably necessary to ensure the deposit in the Collection Account of all funds received by the Collection Account Bank, from the Lock Box Banks or directly from Obligors with respect to the Pledged Contracts from and after the Cut-Off Date to the Contract Grant Date have been made;

          (g) The Deal Agent shall have received an Officer's Certificate of (i) each of FAC and FCI stating that (x) each Pledged Contract to be sold or Granted by it on such Contract Grant Date has been properly identified as an asset of the Borrower in its Records, and (y) that all conditions precedent to the Purchase of Contracts and related assets under the Receivables Purchase Agreement have been satisfied on and as of such Contract Grant Date, and (ii) of the Servicer stating that each related Contract File is complete in all material respects and (iii) of the Borrower, stating that all conditions precedent to the making of such EagleFunding Loan have been satisfied on and as of such Contract Grant Date;

          (h) Not later than 12:00 noon, Boston, Massachusetts time, on the day which is two Business Days prior to such Contract Grant Date, the Borrower or the Servicer shall have (i) transmitted to the Deal Agent and the Collateral Agent data with respect to the Contracts to be Granted to the Deal Agent to enable it to perform their respective duties hereunder and under the Collateral Agency Agreement and (ii) delivered or caused to be delivered (A) an amendment to the Contract Schedule that reflects the Contracts contemplated to be Granted to the Deal Agent and (B) the Contract Files and the original execution copies of such Contracts to the Custodian;

          (i) After giving effect to any releases and/or other changes to the financing arrangements of FCI and its Subsidiaries to be effected in connection with the contemplated Borrowing and related Grant, FCI and its Subsidiaries shall have remaining committed financing facilities (other than the financing facilities described in the Facility Documents) substantially equivalent in form and substance to the BKB/FAC Agreement and the BKB/FCI Agreement, having (1) an aggregate liquidity commitment to either or both of FCI and FAC of no less than $25,000,000, of which at least $5,000,000 is unused and (2) a scheduled expiration date occurring after the earlier of (i) the Scheduled Termination Date then in effect or (ii) two years after the relevant Borrowing Date;

          (j) Aggregate Liquidity Commitments for all Liquidity Providers under the Liquidity Agreement, which pursuant to the terms of the Liquidity Agreement, are required to remain outstanding for all periods prior to and including the Scheduled Termination Date, exceed the contemplated outstanding principal balance of all EagleFunding Loans (after giving effect to the contemplated Borrowing);

          (k) The Borrower shall have

          (i)  delivered  to  the  Collateral   Agent  an  Interest  Rate  Hedge
Assignment, pursuant to which the Borrower assigns an Interest Rate Hedge entered into between the Borrower and an Eligible Hedge Provider, which Interest Rate Hedge:

     (A) provides for the benefit of the Borrower an interest rate cap for a notional amount equal to either (1) 100% of the principal amount of the requested EagleFunding Loan or (2) an amount sufficient to result in Interest Rate Hedges being in effect with respect to 90% of the aggregate principal amount of all EagleFunding Loans outstanding upon the making of the requested EagleFunding Loan, which amount shall amortize on a monthly basis for a term equal to 84 months, assuming a schedule of payments and prepayments mutually determined by the Borrower and the Deal Agent on or before such Contract Grant Date (which schedule shall be based upon the historical amortization experience of Contracts owned or serviced by FCI and/or its Affiliates, as well as the relationship of the amortization schedules of any existing Interest Rate Hedges with the actual amortization experience of the Contracts Granted to the Collateral Agent hereunder at or about the time at which such existing Interest Rate Hedges were entered into),

     (B) becomes effective immediately upon the relevant Contract Grant Date,

     (C) provides for payments by the Eligible Hedge Provider to the Collection Account on the Business Day next preceding each Settlement Date based on the then effective notional amount, in the event that the unweighted average for each day in the Calculation Period preceding such Settlement Date of the rate set forth in the Federal Reserve statistical release H.15(519) under the caption "Commercial Paper" raised to a money market yield basis settled monthly exceeds a per annum rate of interest chosen by the Borrower with the consent of the Deal Agent (the "Cap Rate"), which Cap Rate, when applied to the then effective notional amount of such Interest Rate Hedge shall cause the weighted average of the Contract Rates for all of the Pledged Contracts (based on aggregate Principal Balances outstanding) to exceed the weighted average of the Cap Rates for all Interest Rate Hedges then in effect (based on aggregate notional amounts outstanding) by a per annum rate of no less than 5%; and

     (ii) paid the premium, in full and in cash, required to render such Interest Rate Hedge effective for the duration of its scheduled term, provided,
                                                                       --------
however, that such premium shall not be paid for with the proceeds of a transfer
-------
from the Collection Account;

          (l) The Grant contemplated to take place on such Contract Grant Date shall have become effective;

          (m) All fees and expenses due and owing as of such Contract Grant Date under the Facility Documents, (including, without limitation, the Fee Letter) shall have been paid in full and in cash;

          (n) The Deal Agent shall have received, to the extent it shall reasonably require, certified copies of Requests for Information or Copies (Form UCC-11) (or a similar search report certified by a party acceptable to the Collateral Agent), dated a date reasonably acceptable to the Deal Agent, listing all effective financing statements which name the Seller, each Originator, or any Affiliate of any Originator identified by the Collateral Agent purporting to assign an interest in Contracts to any Originator (in each case, under its respective present name and any previous name) as debtor, and which are filed in such jurisdictions as the Deal Agent shall reasonably require such searches to have been made, together with copies of such financing statements where reasonably required by the Deal Agent (none of which shall cover any Contracts or other Collateral other than those financing statements to be released in connection with such Contract Grant Date pursuant to subsection (d) above);
                                                     -------------

          (o) On or prior to such Contract Grant Date, all such Contracts contemplated to be Granted to the Collateral Agent on such date shall have been included in the computer tape or other computer record format containing the Servicer's master file for the Pledged Contracts, updated as of the close of business as of the Business Day next preceding such Contract Grant Date; and

          (p) With respect to all Developments owned by FCI and the Subsidiaries, not less than 70% of all Available VOI Units shall have been sold to Persons other than FCI or any Affiliate of FCI. "Available VOI Units" means VOI Units which:

          (1) are contained in completed buildings that have become subject to a POA;

          (2) have been  registered  for sale pursuant to applicable  state law;
              and

          (3) have been made available for sale by an Originator.

                                   ARTICLE IV

                          REPRESENTATIONS AND WARRANTIES

          SECTION 4.01.  Representations  and  Warranties  of the Borrower.  The
                         -------------------------------------------------
Borrower represents and warrants to each of EagleFunding, the Collateral Agent and the Deal Agent, that:

          (a) Due Incorporation and Good Standing. The Borrower is a corporation
              -----------------------------------
duly organized, validly existing and in good standing under the laws of the state of Delaware, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under each of the Facility Documents to which it is a party. The Borrower is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such licenses and approvals would render any Pledged Contract unenforceable by the Borrower or would otherwise have a Material Adverse Effect.

          (b) Due  Authorization  and No Conflict.  The execution,  delivery and
              -----------------------------------
performance by the Borrower of each of the Facility Documents to which it is a party, and the consummation of each of the transactions contemplated hereby and thereby, including the acquisition of the Pledged Contracts under the Receivables Purchase Agreement, and the making of the Borrowings and the Grants contemplated hereunder, have in all cases been duly authorized by the Borrower by all necessary corporate action, do not contravene (i) the Borrower's charter or by-laws, (ii) any law, rule or regulation applicable to the Borrower,
(iii)any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, deed of trust, security agreement, bond, note, or other agreement or instrument binding on or affecting the Borrower or its property or (iv)any order, writ, judgment, award, injunction or decree binding on or affecting the Borrower or its property (except where such contravention would not have a Material Adverse Effect), and do not result in or require the creation of any Lien upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. Each of the other Facility Documents to which the Borrower is a party have been duly executed and delivered on behalf of the Borrower.

          (c)  Governmental and Other Consents.  All approvals,  authorizations,
               -------------------------------
consents,  orders or other  actions  of,  and all  registration,  qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery of any of the Facility Documents to which the Borrower is a party, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a Material Adverse Effect, and each such required approval, authorization, consent, order, registration, qualification, designation, declaration, notice or filing is listed on Exhibit D
                                                                       ---------
hereto (or in the case of any Borrowing on a Contract Grant Date hereunder, as set forth in any addendum to such Exhibit D hereto prepared by the Borrower and
                                  ---------
accepted by the Deal Agent, in the exercise of its sole discretion).

          (d)  Enforceability  of  Facility  Documents.  Each  of  the  Facility
               ---------------------------------------
Documents to which the Borrower is a party have been duly and validly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by Debtor

Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

          (e) No  Litigation.  Except as otherwise  disclosed on FCI's report on
              --------------
Form 10-K for the year ended December 31, 1996 and Form 10-Q's for the quarters ended March 31, 1997 and June 30, 1997 (collectively the "Base Report"), which Base Report shall have been delivered to the Deal Agent prior to the Effective Date, or as otherwise set forth on Schedule 4.01(e), there are no proceedings or
                                   ---------------
investigations pending or, to the best knowledge of the Borrower, threatened against the Borrower before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Credit Agreement or any of the other Facility Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Credit Agreement or any of the other Facility Documents, (iii) seeking any determination or ruling that would adversely affect the performance by the Borrower of its obligations under this Credit Agreement or any of the other
Facility Documents, (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Credit Agreement or any of the other Facility Documents, or (v) seeking any determination or ruling that would, if adversely determined, be reasonably likely to have a Material Adverse Effect; provided, however, that in the event the Deal Agent shall receive a
         --------   -------
report dated subsequent to the date of the Base Report, which report shall disclose the existence of, and accurately describe, one or more proceedings or investigations which are not disclosed in the Base Report, and the Deal Agent shall not identify in writing to the Borrower, within 90 days of the receipt of such report, one or more of the proceedings or investigations described in such report as constituting a proceeding or investigation of a type described in one or more of clauses (i) through (v) above, the existence of each such proceeding or investigation not so identified to the Borrower shall be deemed not to constitute a breach of the representation and warranty of this subsection (e).

          (f) Use of Proceeds.  All proceeds of any  EagleFunding  Loan shall be
              ---------------
used by the Borrower exclusively to fund a Purchase from the Seller under the Receivables Purchase Agreement, or to otherwise fund costs and expenses permitted to be paid under the terms of the Facility Documents in connection with the transactions contemplated to take place hereunder on or about the Effective Date or on any Contract Grant Date occurring thereafter.

          (g) Perfection of Security Interests in Collateral.
              ----------------------------------------------

     (i) Payment of the Obligations and the prompt observance and performance by the Borrower of all of the terms and provisions of this Credit Agreement in favor of EagleFunding, the Collateral Agent and the Deal Agent are secured by the Collateral as more fully set forth in Article VII hereof. Upon the making of
                                          -----------
each EagleFunding Loan, the Collateral Agent has a legal, valid, perfected and enforceable Lien upon and first priority security interest in the Collateral, as security for the repayment of the Obligations, which Lien upon and security interest in the Collateral is free and clear of all Liens (other than any Permitted Encumbrances); and

     (ii) Upon the making of each EagleFunding Loan, the Borrower has a legal, valid and perfected ownership interest in, and good title to, the Collateral (including, without limitation, all Contracts contemplated to be Granted hereunder on the Contract Grant Date corresponding to the making of the relevant EagleFunding Loan), which interest in and title to the Collateral is free and clear of all Liens (other than the Primary Lien and any Permitted Encumbrances).

          (h) Accuracy of  Information.  All  certificates,  reports,  financial
              ------------------------
statements and any other written information furnished by or on behalf of the Borrower to EagleFunding, the Collateral Agent, or the Deal Agent at any time pursuant to any requirement of, or in response to any request of any such party under this Credit Agreement or any other Facility Document or any transaction contemplated hereby or thereby, have been, and all such certificates, reports, financial statements and any other written information hereafter furnished by the Borrower to such parties will be, true and accurate in every respect material to the transactions contemplated hereby on the date as of which any such certificate, report, financial statement or similar writing was or will be delivered, and shall not omit to state any material facts or any facts necessary to make the statements contained therein not materially misleading.

          (i) Governmental  Regulations.  The Borrower is not (1) an "investment
              -------------------------
company"  or a company  controlled  by an  "investment  company"  registered  or required to be registered under or the Investment Company Act of 1940, as amended, (2) a "public utility company" or a "holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of
Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the Public Utility Holding Company Act of 1935, as amended, or (3) otherwise subject to any other federal or state statute or regulation limiting its ability to incur or pay indebtedness.

          (j) Margin Regulations. The Borrower is not engaged, principally or as
              ------------------
one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in any of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time). No part of the proceeds of any of the EagleFunding Loans has been used for so purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of any of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          (k)  Location of Chief  Executive  Office and Records.  The  principal
               ------------------------------------------------
place of business and chief executive office of the Borrower is located at Suite 1000, 5851 West Charleston Boulevard, Las Vegas, Nevada 89102, and the office of Servicer where the Servicer maintains all of its Records, is located at 11001 Executive Center, Little Rock, Arkansas 72211, and neither the Borrower nor Servicer operates its business or maintains the Records at any other locations (provided that, at any time after the Effective Date, upon 30 days' prior written notice to the Deal Agent and the Collateral Agent, the Borrower may relocate its principal place of business and chief executive office, and/or the office where the Borrower maintains all of its Records, to such other locations within the United States where all action required by Section 7.04 shall have
                                                        ------------
been taken and completed).

          (l)  Lock-Box  Accounts.  Except in the case of any  Lock-Box  Account
               ------------------
pursuant to which only Collections subject to a PAC are deposited, the Borrower has filed or has caused FAC or FCI to file a standing delivery order with the United States Postal Service authorizing each Lock-Box Bank to receive mail delivered to the related Post Office Box. The account numbers of all Lock-Box Accounts, together with the names, addresses, ABA numbers and names of contact persons of all the Lock-Box Banks maintaining such Lock-Box Accounts and the related Post Office Boxes, are specified in Exhibit E. From and after the
                                                   ---------
Effective Date, none of FCI, the Seller or the Borrower have any right, title and/or interest in or to any of the Lock-Box Accounts or the Post-Office Boxes and maintain no lock-box accounts in their own names for the collection of Payments in respect of Pledged Contracts. The Borrower has no other lock-box accounts for the collection of Payments in respect of Pledged Contracts except for the Lock-Box Accounts.

          (m) No Trade Names. The Borrower has no trade names, fictitious names,
              --------------
assumed names or "doing business as" names.

          (n) Separate Identity.  The Borrower is operated as an entity separate
              -----------------
from each of FAC, FCI and their respective other Affiliates and (i)has its own board of directors, (ii)has at least one independent director, who is (A) reasonably acceptable to EagleFunding, (B) not a direct, indirect or beneficial stockholder, officer, director, employee, affiliate, associate, customer or supplier of any of FAC, FCI or any of their respective Affiliates (other than, in the case of the Borrower, directors thereof) or relatives of any thereof, nor trustees in bankruptcy for any thereof and (C) an individual with at least three years' prior experience in transactions involving the securitization of financial assets, including prior experience as an independent director for a corporation (other than the Borrower) whose charter documents require the unanimous consent of all independent directors before such corporation could file a bankruptcy proceeding or consent to the institution of bankruptcy proceedings against it, (iii) maintains its assets in a manner which facilitates their identification and segregation from those of its Affiliates, and has a separate telephone number from that of each of FAC, FCI and any of their respective Affiliates, (iv)has all office furniture, fixtures and equipment necessary to operate its business and such furniture, fixtures and equipment are either owned by the Borrower or leased pursuant to written leases, (v)conducts all intercompany transactions with each of FAC, FCI and their respective Affiliates (other than the Borrower) on terms which the Borrower reasonably believes to be on an arm's-length basis,
(vi)has not guaranteed any obligation of any of FCI, FAC or any of their respective Affiliates, nor has it had any of its obligations guaranteed by any such entities and has not held itself out as responsible for debts of any such entity or for the decisions or actions with respect to the business and affairs of any such entity, (vii)has not permitted the commingling or pooling of its funds or other assets with the assets of any of FCI, FAC or any of their respective Affiliates (other than in respect of items of payment which are not material in the aggregate and which have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates, or deposited into a lock-box account maintained for the benefit of BKB under its various credit arrangements with FCI and/or FAC), (viii) has separate deposit and other bank accounts to which none of FCI, FAC or any of their respective Affiliates has any access and does not at any time pool any of its funds with those of FCI, FAC or any of their respective Affiliates, (ix)maintains financial records which are separate from those of FCI, FAC or any of their respective Affiliates,
(x)compensates all employees, consultants and agents, or reimburses each of FCI or FAC, as the case may be, from the Borrower's own funds, for services provided to the Borrower by such employees, consultants and agents other than the services covered under the terms of the Administrative Services Agreement,
(xi)has agreed with each of FCI and FAC pursuant to the terms of the Administrative Services Agreement to allocate among themselves shared corporate operating services and expenses which are not reflected in the Servicing Fee (including, without limitation, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered, (xii)pays for its own account any incidental administrative costs and expenses not covered under the terms of the Administrative Services Agreement, (xiii) conducts all of its business (whether in writing or orally) solely in its own name, (xiv)is not, directly or indirectly, named as a direct or contingent beneficiary or loss payee on any insurance policy covering the property of any of FCI, FAC, or any of their respective Affiliates and has entered into no agreement to be named as such a beneficiary or payee, (xv) acknowledges that EagleFunding, the Deal Agent, the Collateral Agent and the Liquidity Providers are entering into the transactions contemplated by this Credit Agreement and the other Facility Documents in reliance on the Borrower's identity as a separate legal entity from each of FCI, FAC and each of their respective Affiliates, and (xvi) practices and adheres to corporate formalities such as complying with its By-laws and corporate resolutions and the holding of regularly scheduled board of directors meetings.

          (o) Subsidiaries. The Borrower has no Subsidiaries and does not own or
              ------------
hold, directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person.

          (p) Facility Documents. The Receivables Purchase Agreement is the only
              ------------------
agreement pursuant to which the Borrower purchases Contracts, other Transferred Assets or any other assets of a similar nature. The Borrower has furnished to each of the Deal Agent and EagleFunding, true, correct and complete copies of each Facility Document to which the Borrower is a party, each of which is in full force and effect. Neither the Borrower nor any Affiliate thereof is in default of any of its obligations thereunder in any material respect. Upon each Purchase pursuant to the Receivables Purchase Agreement, the Borrower shall be the lawful owner of, and have good title to, each Pledged Contract and all of the Collateral relating thereto, free and clear of any Liens (other than the Primary Lien and any Permitted Encumbrances). All such Pledged Contracts and other Collateral are purchased without recourse to the Seller except as described in the Receivables Purchase Agreement. The Purchases by the Borrower under the Receivables Purchase Agreement constitute valid and true sales and transfers for consideration (and not merely a pledge of assets for security purposes), enforceable against creditors of each of FCI and FAC and no Pledged Contracts or related Collateral shall constitute property of the Seller.

          (q) Business.  Since its incorporation,  the Borrower has conducted no
              --------
business other than the execution, delivery and performance of the Facility Documents contemplated hereby, the purchase of Eligible Contracts thereunder, and such other activities as are incidental to the foregoing. The Borrower has incurred no Debt except that expressly incurred hereunder and under the other Facility Documents.

          (r)  Ownership  of the  Borrower.  One hundred  percent  (100%) of the
               ---------------------------
outstanding capital stock of the Borrower is directly owned (both beneficially and of record) by FAC. Such stock is validly issued, fully paid and nonassessable and there are no options, warrants or other rights to acquire capital stock from the Borrower.

          (s) Taxes.  The  Borrower has filed or caused to be filed all Federal,
              -----
state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower has set aside adequate reserves on its books in accordance with GAAP and which proceedings have not given rise to any Lien.

          (t) Solvency.  The Borrower,  both prior to and after giving effect to
              --------
each Purchase, (including, without limitation, the Purchase contemplated to take place in connection with the Effective Date) (i) is not "insolvent" (as such term is defined in ss101(32)(A) of the Bankruptcy Code);(ii) is able to pay its debts as they become due; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

          (u) Reporting and Accounting  Treatment.  For reporting and accounting
              -----------------------------------
purposes, and in its books of account and records, the Borrower will treat the Purchase of each Pledged Contract pursuant to the Receivables Purchase Agreement as a purchase of, or absolute assignment of, the Seller's full right, title and ownership interest in each such Pledged Contract, and the Borrower has not in any other manner accounted for or treated the transactions.

          (v) Effective  Date Balance.  The Aggregate  Principal  Balance of all
              -----------------------
Pledged Contracts which are Eligible Contracts to be granted to the Collateral Agent on the Effective Date is not less than $5,000,000.

          (w) ERISA. There has been no (i) occurrence or expected  occurrence of
              -----
any Reportable Event with respect to any Plan of the Borrower or any ERISA Affiliate, or any withdrawal from, or the termination, Reorganization or Plan Insolvency of any Multiemployer Plan, or (ii) institution of proceedings or the taking of any other action by PBGC or the Borrower or any ERISA Affiliates or any such Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Plan Insolvency of, any such Plan.

          (y) No Adverse  Selection.  No selection  procedures adverse to any of
              ---------------------
EagleFunding, the Collateral Agent or the Deal Agent have been employed by any of the Originator, the Seller or the Borrower in selecting (i) the Contracts for inclusion in the Contract Pool on any Contract Grant Date, (ii) the Contracts intended to be released from the Primary Lien under Section 7.11(c), or (iii)
                                                     ----------------
the Contracts to be granted to the Collateral  Agent pursuant to Section 7.12 as
                                                                 ------------
"Remarketed Contracts".

          (z) FairShare Program.

          (i) On any date of determination, for each VOI Regime for which the constituent VOIs are comprised primarily of UDIs, the ratio of (a) the total number of Points actually allocated to a VOI Regime pursuant to the Fair Share Plus Program at such time for the next succeeding twelve month period, divided
                                                                         -------
by (b) the total  number of Points which are  allocable to available  occupiable
--
space in such VOI regime over such twelve month period does not exceed a ratio of 1.0 to 1.0.

          (ii) On any date of determination, for each owner of a UDI who is a member of the FairShare Plus Program, the ratio of (a) the number of Points allocated to such owner in a VOI Regime in return for assigning his VOI to the FairShare Plus Program trust divided by (b) the total number of Points assigned
                             ------- --
to all UDI owners in such VOI Regime does not exceed the percentage of such owner's undivided interest in such VOI Regime as described in such owner's Contract (and related deed).

          (aa) No Material  Adverse Effect.  No event or  circumstance  having a
               ---------------------------
Material Adverse Effect has occurred since the Balance Sheet Date.

          The  representations  and warranties of the Borrower set forth in this
Section 4.01 shall be deemed to be remade, without further act by any Person, on
------------
and as of the Effective Date and each Contract Grant Date, and (other than in the case of the representation and warranty set forth in subsection (aa) above) on and as of the commencement of each Interest Period occurring hereunder. The representations and warranties set forth in this Section 4.01 shall survive the
                                                  ------------
Grant of the Pledged Contracts by the Borrower to the Collateral Agent.

          SECTION 4.02.  Representations  and Warranties  Regarding Each Pledged
                         -------------------------------------------------------
Contract in the Contract Pool.  The Borrower  represents and warrants to each of
-----------------------------
EagleFunding, the Collateral Agent, and the Deal Agent, as to each Pledged Contract, that:

          (a) Eligibility. Such Contract is an Eligible Contract.
              -----------

          (b)  Contract  Schedule.  The  information  set forth in the  Contract
               ------------------
Schedule is true and correct with respect to such Contract.

          (c) No  Waivers.  The  terms of such  Contract  have not been  waived,
              -----------
altered, modified, or extended in any respect, without the prior written consent of the Deal Agent, other than (i) extensions which are Permitted Deferrals, (ii) modifications entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments and (iii) modifications in the applicability of a PAC (which modification will, among other things, result in a change in the relevant Contract Rate).

          (d) Binding Obligation.  Such Contract is the legal, valid and binding
              ------------------
obligation of the Obligor thereunder and is enforceable against the Obligor in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, or by general principles of equity (whether considered in a suit at law or in equity).

          (e) No  Defenses.  Such  Contract  is not  subject  to  any  right  of
              ------------
rescission, setoff, counterclaim or defense, including the defense of usury, the operations of any of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in a manner materially affecting the value or collectibility of such Contract, or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

          (f) Origination.  Such Contract was originated by an Originator in the
              -----------
ordinary course of its business, and was purchased (i) by FCI from FMB or a VB Subsidiary (if applicable), (ii) by FAC from FCI, and (iii) by the Borrower from FAC (pursuant to the terms of the Receivables Purchase Agreement), in each case in the ordinary course of their respective businesses and in a transaction constituting a "true sale".

          (g) Lawful Assignment.  Such Contract was not originated in and is not
              -----------------
subject to the laws of any jurisdiction the laws of which would make the transfer of the Contract under the Receivables Purchase Agreement or the Grant of such Contract under this Credit Agreement unlawful.

          (h) Compliance  with Law. The  requirements  of any federal,  state or
              --------------------
local law (including, without limitation, usury, truth in lending and equal credit opportunity laws) applicable to such Contract have been complied with. The VOI Regime related to such Contract is in compliance with any and all applicable zoning and building laws and regulations and any other laws and regulations relating to the use and occupancy of such VOI Regime, except where such noncompliance would not have a Material Adverse Effect. None of the Borrower, FAC or FCI has received notice of any material violation of any legal requirements applicable to such VOI Regime, except where such noncompliance would not have a Material Adverse Effect. The VOI Regime related to such Contract complies with all applicable state statutes including, without limitation, condominium statutes, time share statutes, HUD filings relating to interstate land sales (if applicable), and the requirements of any governmental authority or local authority having jurisdiction and constitutes a valid and conforming condominium and time share regime under the laws of the State where the related Development is located, except where such noncompliance would not have a Material Adverse Effect.

          (i) Contract in Force.  Such  Contract is in full force and effect and
              -----------------
has not been satisfied in whole or in part, or rescinded.

          (j) No Subordination. Such Contract has not been subordinated in whole
              ----------------
or in part.

          (k) Capacity of Parties.  All parties to such Contract had capacity to
              -------------------
execute the Contract.

          (l) Good Title.  The  Borrower has good and  marketable  title to such
              ----------
Contract free and clear of any Lien (other than the Primary Lien or Permitted Encumbrances). The Borrower has not sold, assigned or pledged such Contract to any Person other than the Collateral Agent. As to the related VOI or Lot, either, (i) a generally accepted form of title insurance policy, insuring the fee estate ownership of the Lot or the real property subject to the VOI Regime by the Persons owning the respective interests therein, and their successors and assigns was effective at the time an Originator acquired the VOI or Lot or at the time of registration of the VOI Regime, is valid and remains in full force and effect, and was issued by a title insurer qualified to do business in the applicable jurisdiction; or (ii) at the time an Originator acquired the VOI or Lot or at the time of registration of the VOI Regime, such fee estate ownership had been verified by an attorney's opinion of title, the form and substance of which is of a type acceptable for purposes of registration of sales of VOI or Lots, and which may be relied upon by Persons subsequently owning the respective interests therein, and their successors and assigns. The Borrower has not sold, assigned or pledged its interest in the related VOI or Lot to any Person other than the Collateral Agent, and the Borrower's right, title and interest therein is free of any Liens other than any of the Primary Lien or any Permitted Encumbrances.

          (m) No Defaults. As of the relevant Cut-Off Date, there is no default,
              -----------
breach, violation or event permitting acceleration existing under the Contract and no event which, with the giving of notice or the expiration of any grace or cure period or both, would constitute such a default, breach, violation or event permitting acceleration under such Contract (after giving effect to any Permitted Deferrals). None of the Borrower, FAC or FCI has waived any such default, breach, violation or event permitting acceleration without obtaining the prior written consent of the Deal Agent.

          (n) Equal Installments. Such Contract has a fixed rate of interest and
              ------------------
provides for payments which fully amortize the loan over its term. Interest accrues on such Contract on an actuarial (i.e., pre-computed) basis.

          (o) Original Contracts.  All original executed copies of such Contract
              ------------------
(or if the Contract and promissory note are contained in separate documents, an original of the promissory note) are in the custody of the Custodian, except to the extent otherwise permitted pursuant to Section 4.02(v) hereof.

          (p) Minimum Downpayment. Such Contract had a minimum Equity Percentage
              -------------------
of 10% (or, in the case of Contracts the downpayment for which was financed, 15%) at origination (including in such total any cash down payments and Payments made on any other Contract which has been "traded in" in connection with the origination of such Contract, and downpayments under such Contract financed over a period not exceeding six months from the date of origination of such Contract which have actually been paid within such six month period).

          (q)  Contract  Form/Governing  Law.  Such  Contract  was  executed  in
               -----------------------------
substantially the form of one of the forms of Contract attached hereto as Exhibit F (as such Exhibit F may be amended from time to time with the consent
---------           ---------
of the Deal Agent in the exercise of its reasonable discretion in connection with the Grant of Contracts originated at a Development with respect to which Contracts have not previously been Granted to the Deal Agent hereunder), except for changes required by applicable law and certain other modifications which do not, individually or in the aggregate, affect the enforceability or collectibility of such Contract. In addition, such Contract was originated in and is governed by the laws of the State in which the related Development is located, and each such State is a jurisdiction as to the law of which the Borrower shall have, on or before the relevant Contract Grant Date, delivered to the Deal Agent an Opinion of Counsel regarding the enforceability of the form or forms of Contract used in such jurisdiction and such other matters as the Deal Agent shall reasonably request, and such Contract is substantially in the form of one of the forms of Contract attached as an exhibit to such opinion.

          (r) No Event of  Default.  No Event of Default or  Unmatured  Event of
              --------------------
Default will occur as a result of the Grant of such Contract by the Borrower to the Collateral Agent on the applicable date of Grant.

          (s) Interest in Real Property. The VOI or Lot underlying such Contract
              -------------------------
is an interest in real property consisting of either (a) a Fixed Week or undivided interest in fee simple in a lodging unit or group of lodging units at a Development, (b) an undivided leasehold interest in any lodging unit located at the Harbortown Marina Resort Hotel in Ventura County, California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado, or (c) if a Lot, a fee simple interest in real property; and in each case such VOI or Lot has been deeded to the Nominee pursuant to the terms of one of the Title Clearing Agreements, or has been deeded to the relevant Obligor in accordance with the requirements of the applicable Contract or applicable law.

          (t)  Environmental  Compliance.  Each VOI Regime  related to a Pledged
               -------------------------
Contract is now, and at all times during FCI's (or any Affiliate of FCI's) ownership thereof has been free of contamination from any substance, material or waste identified as toxic or hazardous according to any federal, state or local law, rule, regulation or order governing, imposing standards of conduct with respect to, or regulating in any way the discharge, generation, removal, transportation, storage or handling of toxic or hazardous substances, materials or waste (hereinafter referred to as "Environmental Laws"), including, without
                                      ------------------
limitation, any PCB, radioactive substance, methane, asbestos, volatile hydrocarbons, petroleum products or wastes, industrial solvents or any other material or substance which now or hereafter may cause or constitute a health, safety or other environmental hazard to any person or property (any such substance together with any substance, material or waste identified as toxic or hazardous under any Environmental Law now in effect or hereinafter enacted shall be referred to herein as "Contaminants"). Neither FCI nor any Affiliate of FCI
                           ------------
has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Contaminant onto any property comprising or adjoining any of the VOI Regimes, and neither FCI nor any Affiliate of FCI nor any Obligor or occupant of all or part of any of the VOI Regimes is now or has been involved in operations at any VOI Regime which could lead to liability for FCI, the Borrower, any other Affiliate of FCI or any other owner of any VOI Regime or the imposition of a lien on such VOI Regime under any Environmental Law.

          Except as set forth on Schedule  4.02(t)  hereto,  all property owned,
                                 ----------------
managed or controlled by FCI (or any Affiliate of FCI) and located within a Development is now, and has at all times during FCI's (or any Affiliate of FCI's) ownership, management or control thereof been free of contamination from any Contaminant. Except as set forth on Schedule 4.02(t) hereto, neither FCI nor
                                        ---------------
any Affiliate of FCI has caused or suffered to occur any discharge, spill, uncontrolled loss or seepage of any Contaminant onto any property comprising or adjoining any of the Developments, and neither FCI nor any Affiliate of FCI nor any Obligor or occupant of all or part of any Development is now or has been involved in operations at any Development which could lead to liability for FCI, the Borrower, any other Affiliate of FCI or any other owner of any Development or the imposition of a lien on such Development under any Environmental Law. None of the matters set forth on Schedule 4.02(t) will have a Material Adverse
                                 ----------------
Effect, a material adverse effect on the interests of the EagleFunding or the Collateral Agent in the Collateral or an adverse effect on EagleFunding, the Deal Agent or the Collateral Agent.

          (u) Tax Liens. All taxes (including, without limitation,  mortgage and
              ---------
transfer taxes) applicable to such Contract and the related VOI or Lot have been paid. There are no delinquent tax liens in respect of the VOI or Lot underlying such Contract.

          (v) Contract Files. The related Contract File contains:
              --------------

     (i) other than in the case of Contracts described in clause (ii) below, (A) at least one original of each Pledged Contract (or if the Contract and promissory note are contained in separate documents, an original of the promissory note); except that this requirement shall not apply in the case of an original Contract which has been removed from the Contract File for the performance of collection services and other routine servicing requirements in accordance with Section
                 -------

5.01(n),  or (B) an original  Contract  which has been  identified  as a missing
------
original contract and included on Exhibit B to the Custodian's Certificate Acknowledging Receipt of Contracts delivered pursuant to the Receivables Purchase Agreement in connection with the sale of Contracts to the Borrower on a Contract Grant Date, and which is a Pledged Contract with respect to which the Deal Agent shall have waived the application of this clause (i) in writing), and

     (ii) in the case of any Contracts relating to VOIs located in Developments in North Carolina or South Carolina, where two originals of a Pledged Contract have been executed, one such original Contract, and the original Contract not in the file contains the following legend (whether by stamp or otherwise) on the face thereof;

     "THIS COPY IS ONE OF TWO ORIGINALS, AND WAS EXECUTED SOLELY FOR RECORDATION, TO THE EXTENT THAT POSSESSION OF THIS CONTRACT IS REQUIRED TO TRANSFER OR PERFECT A TRANSFER OF ANY INTEREST IN OR TO THIS CONTRACT, POSSESSION OF THE OTHER ORIGINAL HEREOF IS REQUIRED.)), and

     (iii) in the case of any Contracts in respect of which the related VOI or Lot has been deeded out to the relevant Obligor:

     (A) a copy of the deed for the related VOI or Lot, and

     (B) the original of any related recorded or unrecorded Mortgage (or a copy of such recorded Mortgage, if the original of the recorded Mortgage is unavailable)

(other than in the case of any Contract with respect to which the relevant Mortgage and/or deed is outside the Contract File for purposes of recording such Mortgage in the relevant local real property recording office, but only to the extent that: (x) such Mortgage and copy of deed shall not have been outside of the relevant Contract File for such purposes for more than (1) 180 days from the relevant Contract Grant Date (in the case of Contracts relating to VOIs located in the State of Florida), and (2) 180 days from the date on which the related VOI or Lot is required to be deeded to an Obligor (in the case of Contracts relating to VOIs or Lots located in any other Development), and (y) unless and to the extent waived by the Deal Agent in writing, the Deal Agent shall have received certificates of appropriate local real property recording officers, in form and substance satisfactory to the Deal Agent, to the effect that the Mortgage in question has been received for purposes of recordation and is in the custody of such recording officer (in the case of Contracts relating to VOIs located in the State of Florida)).

     (w) Lock-Box Accounts. The Obligor of such Contract either

     (1) shall have been instructed, pursuant to the Servicer's routine distribution of a periodic statement to such Obligor next succeeding

     (A) the Effective Date or any Contract Grant Date (as applicable), or

     (B) the day on which a PAC ceased to apply to such Contract, in the case of a Pledged Contract formerly subject to a PAC,

but in no event later than the then next succeeding due date for Payment under the related Pledged Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement substantially in the form of Exhibit G hereto, or
                             ---------

     (2) has entered into a PAC, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Borrower has, and has caused each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

     (x) Ground Leases. In the case of any Pledged Contract relating to a VOI or
         -------------
Lot located in either of Harbortown Marina Resort Hotel in Ventura County, California or the Pagosa Mountain Meadows VOI Regime at the Pagosa Development in Archuleta County, Colorado, (i) the ground lease to which the relevant Development is subject has a fixed term which terminates after the maturity of such Contract, and (ii) all rent due and payable for the term of the relevant ground lease has been fully paid through the date on which this representation is made (or remade, as the case may be);

     (y)  Perfection of Security  Interest.  On and after the relevant  Contract
          --------------------------------
Grant Date:

     (i) The Borrower shall have a legal, valid and perfected ownership interest in, and good and marketable title to, the Contract, which interest in and title to the Contract is free and clear of all Liens (other than the Primary Lien); and

     (ii) The Collateral Agent shall have a legal, valid, perfected and enforceable Lien upon and first priority security interest in, to and under such Contract, which Lien upon and security interest in, to and under such Contract is free and clear of all Liens other than the Primary Lien.

          All of the representations and warranties of the Borrower set forth in this Section 4.02 shall be deemed to be made, without further act by any Person,
     ------------
on and as of the applicable Cut-Off Date with respect to each Contract Grant Date (including, without limitation, the Contract Grant Date expected to correspond to the Effective Date), with respect to each Contract Granted by the Borrower on and as of each such date. In addition, each of the representations and warranties of the Borrower set forth in the following subsections of this
Section 4.02 shall be deemed to be remade, without further act by any Person, on
------------
and as of each Business Day hereunder occurring prior to the Collection Date: subsections (a) (but only with respect to the eligibility criteria set forth in the definition of "Eligible Contract" in the Definitions List at clauses (a),
(b),  (c),  (d),  (h),  (k),  (l),  (m),  (o),  (q),  (r), (t), (u), (v) and (w)
thereof),  (c),  (d), (e), (h), (i), (j), (l), (n), (o), (t), (u), (v), (w), (x)
and (y). All of the  representations  and  warranties  set forth in this Section
                                                                         -------
4.02 shall survive the Grant of the respective  Contracts by the Borrower to the
----
Collateral Agent.

          SECTION 4.03.  Representations  and Warranties  Regarding the Contract
                         -------------------------------------------------------
Files.  The  Borrower  represents  and  warrants  to each of  EagleFunding,  the
-----
Collateral Agent and the Deal Agent, as to each Pledged Contract, that:

          (a) Possession. On or prior to each Contract Grant Date, the Custodian
              ----------
has possession of each original Pledged Contract (or if the Contract and promissory note are contained in separate documents, an original of the promissory note) and the related Contract File, and has acknowledged receipt of such Pledged Contract, and its undertaking to act as bailee for purposes of perfection of the Collateral Agent's interests in such original Pledged Contract and the related Contract File (provided, however, that the fact that any of the
                               --------   -------
Contracts not required to be in its respective Contract File pursuant to Section
                                                                         ------
4.02(v)  hereof is not in the  possession  of the  Custodian  in its  respective
------
Contract File does not constitute a breach of this representation).

          (b) Marking  Records.  On or before each Contract Grant Date, both the
              ----------------
Borrower and FAC shall have caused the portions of the computer files relating to the Pledged Contracts Granted on such date to the Collateral Agent to be clearly and unambiguously marked to indicate that such Pledged Contracts constitute part of the Collateral Granted by the Borrower in accordance with the terms of this Credit Agreement. In addition, prior to each such Grant, each such Pledged Contract shall have been clearly and unambiguously stamped or marked as follows:

          "This Contract is part of the Collateral under, and a first priority security interest herein is held by BankBoston, N.A. ("BKB") as collateral agent for each of the secured parties under, the Collateral Agency Agreement dated as of January 15, 1998 among BKB and each of the secured parties named therein."

          The  representations  and warranties of the Borrower set forth in this
Section 4.03 shall be deemed to be remade, without further act by any Person, on
------------
and as of the Effective Date and each Contract Grant Date with respect to each Contract Granted by the Borrower either before, or on and as of, each such date. The representations and warranties set forth in this Section 4.03 shall survive
                                                      ------------
any Grant of the respective Contracts by the Borrower.

                                   ARTICLE V

                               GENERAL COVENANTS
                               -----------------

          SECTION  5.01.  Affirmative  Covenants  of  the  Borrower.   From  the
                          -----------------------------------------
Effective Date until the later of the Termination Date or the Collection Date, the Borrower shall, unless the Deal Agent shall otherwise consent in writing:

          (a) Compliance with Laws, Etc.  Comply in all material  respects,  and
              -------------------------
cause each of the Servicer and any subservicer to comply in all material respects, with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and all Contracts and Facility Documents to which it is a party (including, without limitation, the laws, rules and regulations of each state governing the sale of time share contracts).

          (b)  Preservation  of Corporate  Existence.  Preserve and maintain its
               -------------------------------------
corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation, and maintain all necessary licenses and approvals, in each jurisdiction, except where the failure to preserve and maintain such existence, rights, franchises, privileges, qualifications, licenses and approvals would not have a Material Adverse Effect.

          (c) Audits.  At any time and from time to time during regular business
              ------
hours, permit the Deal Agent or its agents or representatives, access

     (i) to the offices and properties of the Borrower (including, without limitation, any repository used by the Borrower, or the Servicer on the
Borrower's behalf, to store the computer tapes or other computer records constituting the Servicer's Daily Report), in order to examine and make copies of and abstracts from all books, correspondence and Records of the Borrower as appropriate to verify the Borrower's compliance with this Credit Agreement, the Receivables Purchase Agreement, any other Facility Documents to which it is a party and any other agreement contemplated hereby or thereby, and the Deal Agent and/or its agents and representatives may examine and audit the same, and make photocopies and computer tape or other computer replicas thereof (as appropriate), and Borrower agrees to render to the Deal Agent and/or its agents and representatives, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto; and

     (ii) to the officers or employees of the Borrower in order to discuss matters relating to the Contracts or the Borrower's performance hereunder with any of the officers or employees of the Borrower having knowledge of such matters.

The number and frequency of any such audits shall initially be quarterly and thereafter shall be limited to such number and frequency as shall be reasonable in the exercise of the Deal Agent's reasonable commercial judgment. Each such audit shall be at the sole expense of the Borrower (subject to the Borrower's right under the Receivables Purchase Agreement to recover such expenses from the Seller). Each of the Deal Agent and its agents and representatives shall also have the right to discuss the Borrower's affairs with the officers and employees of the Borrower and Borrower's independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral.

          (d) Keeping of Records and Books of Account.  Maintain  and  implement
              ---------------------------------------
administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Pledged Contracts in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pledged Contracts (including, without limitation, records adequate to permit the daily identification of all Collections with respect to, and adjustments of amounts payable under, each Pledged Contract).

          (e) Performance and Compliance with Receivables and Contracts.  At its
              ---------------------------------------------------------
expense, timely and fully perform and comply, and cause the Seller and/or FCI to comply, in all material respects, with all provisions, covenants and other promises required to be observed by it or the Seller under the Pledged Contracts.

          (f) Credit Standards and Collection  Policies.  Comply in all material
              -----------------------------------------
respects with the Credit Standards and Collections Policies and Servicer's Customary Practices in regard to each Pledged Contract and the related Collateral.

          (g) Collections. (1) Instruct all Obligors to either
              -----------

          (A) send all Collections directly to a Post Office Box or Lock-Box Account, or

          (B) in the alternative, make Payments by way of pre-authorized debits from a deposit account of such Obligor pursuant to a PAC, which Payments shall be electronically transferred directly to a Lock-Box Account immediately upon each such debit

(provided  that, for the avoidance of doubt,  each Obligor may at any time cease
---------
to deposit its Collections directly to a Post Office Box or a Lock-Box Account, or pursuant to a PAC, so long as such Borrower promptly instructs such Obligor to commence one of the two alternative methods of funds transfer provided for in either of subclauses (A) or (B) of this clause (1)).
          -------------     ---         ----------

          (2) In the case of funds transfers pursuant to a PAC, take, or cause each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank to
take, all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

          (3) If the Borrower shall receive any Collections, the Borrower shall hold such Collections in trust for the benefit of the Deal Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following Borrower's receipt thereof.

          (4) If either of FCI or FAC receives any Collections, the Borrower shall cause FCI or FAC, as the case may be, to hold such Collections in trust for the benefit of the Deal Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following such Person's receipt thereof.

          (h) Compliance  with ERISA.  Comply in all material  respects with the
              ----------------------
provisions of ERISA, the IRC, and all other applicable laws, and the regulations and interpretations thereunder.

          (i) Perfected Security Interest. Take such action with respect to each
              ---------------------------
Pledged Contract as is necessary to ensure that the Borrower maintains, either a first priority perfected security interest in, or a legal and valid ownership interest in, any Collateral relating thereto, in each case free and clear of any Liens (other than the Primary Lien and in the case of any VOIs or Lots, any Permitted Encumbrance).

          (j)  Legal  Opinion.  On or  before  March  31 in each  calendar  year
               --------------
commencing with 1999, the Borrower shall furnish to the Deal Agent (i) an Opinion of Counsel stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Credit Agreement and any other requisite documents (including, without limitation, the Receivables Purchase Agreement), and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the Primary Lien in the Pledged Contracts and other Collateral created by this Credit Agreement and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such Liens and (ii) such opinions of local counsel as the Deal Agent may reasonably request. Such Opinion of Counsel shall also describe the recording, filing, rerecording and refiling of this Credit Agreement and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the liens and security interests Granted hereunder until March 31 in the following calendar year.

          (k)  Instruments.  The  Borrower  shall not remove any  portion of the
               -----------
Collateral that consists of money or is evidenced by an instrument, certificate or other writing (including any Contract) from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to this Section 5.01(k) (or from the jurisdiction in which it was held as described
     --------------
in the Opinion of Counsel delivered at the Effective Date if no Opinion of Counsel has yet been delivered pursuant to this Section 5.01(k)) unless the Deal
                                                --------------
Agent shall have first received an Opinion of Counsel to the effect that the Primary Lien with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however, that each of the
                                           --------   -------
Collateral Agent and the Servicer may remove Pledged Contracts from such jurisdiction to the extent necessary to satisfy any requirement of law or court order, in all cases in accordance with the provisions of the Custodial Agreement and Section 5.01(n).
    --------------

          (l) No Release.  The Borrower  shall not take any action and shall use
              ----------
its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any document, instrument or agreement included in the Collateral, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such document, instrument or agreement, except as expressly provided in this Credit Agreement or such other instrument or document.

          (m) Insurance and Condemnation.
              --------------------------

          (i) The Borrower shall, and shall cause FCI (1)to use its best efforts, in the case of Developments where FCI or any Subsidiary of FCI maintains primary or substantial responsibility for management, administration or other services of a similar nature, and (2) to do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, in the case of Developments where FCI or any Subsidiary of FCI does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, to cause each of the POAs for each Development, to
(A) maintain one or more policies of "all-risk" property and general liability insurance with financially sound and reputable insurers, providing coverage in scope and amount which (x) satisfies the requirements of the Declarations (or any similar charter document) governing the POA for the maintenance of such insurance policies, and (y) is at least consistent with the scope and amount of such insurance coverage obtained by prudent POAs and/or management of other similar developments in the same jurisdiction; and (B) apply the proceeds of any such insurance policies in the manner specified in the relevant Declarations (or any similar charter document) governing the POA and/or any similar charter documents of such POA (which efforts shall include, in any case, voting as a member of the POA or as a proxy or attorney-in-fact for the Nominee). For the avoidance of doubt, the parties hereto acknowledge that the ultimate discretion and control relating to the maintenance of any such insurance policies is vested in the POAs in accordance with the respective Declaration (or any similar charter document) relating to each VOI Regime.

          (ii) The Borrower shall remit, and shall cause each of FAC and FCI to remit, to the Collection Account, the portion of any proceeds received pursuant to a condemnation of property in any Development relating to any of the VOIs or Lots.

          (n) Custodian.
              ---------

          (i) On or before each Contract Grant Date, and thereafter promptly upon the generation of any documents, instruments and agreements evidencing or otherwise relating to the Pledged Contracts or related Collateral received by any of the Borrower, FAC or any Originator, the Borrower shall deliver or cause to be delivered directly to the Custodian for the benefit of the Collateral Agent pursuant to the Custodial Agreement all such documents, instruments and agreements of the Borrower, including without limitation, all original Pledged Contracts (or in the case of Pledged Contracts consisting of a sales contract and a separate promissory note, the original of such promissory note), installment promissory notes, mortgages, and all ancillary and collateral documentation executed in connection therewith (collectively, the "Primary Custodial Documents"). The Custodian shall hold, maintain and keep custody of all such Primary Custodial Documents for the benefit of the Collateral Agent in the secure fire retardant location at an office of the Custodian, which location shall be reasonably acceptable to the Collateral Agent. In addition, the Servicer shall obtain a copy of the each of the Primary Custodial Documents described above on microfiche, CD-Rom or other format reasonably acceptable to the Collateral Agent, which copy shall in each case be maintained in a fireproof vault at a repository located outside of the offices of the Servicer or the Borrower (which repository initially shall be Offsite Data Storage, Inc., Mabelvale, Arkansas, and which repository shall in all cases provide an acknowledgment in form and substance satisfactory to the Collateral Agent to the effect that such repository maintains an account in the name of the Collateral Agent).

          (ii) The Custodian shall at all times maintain control of the Primary Custodial Documents for the benefit of the Collateral Agent on behalf of itself, the Deal Agent and EagleFunding, in each case pursuant to the Custodial
Agreement. Each of FAC, FCI and the Borrower may access the Primary Custodial Documents at the Custodian's storage facility only for the purposes and upon the terms and conditions set forth herein and in the Custodial

Agreement. Each of the Borrower and the Servicer may only remove Primary Custodial Documents for collection services and other routine servicing requirements from such facility in accordance with the terms of the Custodial Agreement, all as set forth and pursuant to the "Bailment Agreement" (as defined in, and attached as an exhibit to, the Custodial Agreement).

     (iii) The Borrower shall at all times comply, and shall cause each of FCI and FAC to comply, with the terms of, and their respective obligations under, the Custodial Agreement, and shall not enter into any modification, amendment or supplement of or to, and shall not terminate, any of the Custodial Agreements, without the Collateral Agent's prior written consent.

          (o)  Separate  Identity.  Take all actions  required  to maintain  the
               ------------------
Borrower's status as a separate legal entity. Without limiting the foregoing, the Borrower shall:

     (i) conduct all of its business, and make all communications to third parties (including all invoices (if any), letters, checks and other instruments) solely in its own name (and not as a division of any other Person), and require that its employees, if any, when conducting its business identify themselves as such and not as employees of any other Affiliate of the Borrower (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as the Borrower's employees);

     (ii) compensate all employees, consultants and agents directly or indirectly through reimbursement of the Seller, from the Borrower's bank accounts, for services provided to the Borrower by such employees, consultants and agents and, to the extent any employee, consultant or agent of the Borrower is also an employee, consultant or agent of any Affiliate of the Borrower, allocate the compensation of such employee, consultant or agent between the Borrower and such Affiliate on a basis which reflects the respective services rendered to the Borrower and such Affiliate (provided that any fees and expenses payable to the Custodian under the Custodial Agreement shall be the responsibility of the Servicer to be paid out of its Servicing Fee) other than with respect to the services covered under the terms of the Administrative Services Agreement;

     (iii) (A) pay its own incidental administrative costs and expenses not covered under the terms of the Administrative Services Agreement, from its own funds, (B) allocate all other shared overhead expenses (including, without limitation, telephone and other utility charges, the services of shared employees, consultants and agents, and reasonable legal and auditing expenses) which are not reflected in the Servicing Fee, and other items of cost and expense shared between the Borrower and any Affiliate, pursuant to the terms of the Administrative Services Agreement, on the basis of actual use to the extent practicable and, to the extent such allocation is not practicable, on a basis reasonably related to actual use or the value of services rendered, and (C) allocate taxes on the basis set forth in the Tax Sharing Agreement;

     (iv) at all times have at least one "Independent Director", which satisfies the requirements set forth in Section 4.01(n) hereof and under the Borrower's
                                ---------------
Certificate of Incorporation, and have at least one officer responsible for managing its day-to-day business and manage such business by or under the direction of its board of directors;

     (v) maintain its books and records separate from those of any Affiliate;

     (vi) prepare its financial statements separately from those of its Affiliates and ensure that any consolidated financial statements of each of FAC and FCI have notes to the effect that the Borrower is a separate corporate entity whose creditors have a claim on its assets prior to those assets becoming available to its equity holders and therefore to any creditors of FAC or FCI, as the case may be;

     (vii) not commingle its funds or other assets with those of any of its Affiliates (other than in respect of items of payment which are not material in the aggregate and which have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates), and not to hold its assets in any manner that would create an appearance that such assets belong to any such Affiliate, not maintain bank accounts or other depository accounts to which any such Affiliate is an account party, into which any such Affiliate makes deposits or from which any such Affiliate has the power to make withdrawals, and not act as an agent or representative of any of its Affiliates in any capacity;

     (viii) not permit any of its Affiliates to pay the Borrower's operating expenses (except pursuant to allocation arrangements that comply with the requirements of subsection (ii) or (iii) of this Section 5.01(o) or pursuant to
                 --------------      ---          --------------
the terms of the Receivables Purchase Agreement);

     (ix) not guarantee any obligation of any of its Affiliates nor have any of its obligations guaranteed by any such Affiliate, (either directly or by seeking credit based on the assets of such Affiliate) or otherwise hold itself out as responsible for the debts of any Affiliate;

     (x) maintain at all times stationery and a telephone number separate from that of any Affiliate and which telephone number will be answered in its own name, and have all its officers and employees conduct all of its business solely in its own name;

     (xi) hold regular meetings of its board of directors in accordance with the provisions of its Certificate of Incorporation and otherwise take such actions as are necessary on its part to ensure that all corporate procedures required by its Certificate of Incorporation and by-laws are duly and validly taken;

     (xii) maintain a separate office from the offices of any of its Affiliates and identify such office by a sign in its own name;

     (xiii) not advance funds or other assets to, or commit to advance funds or other assets to (other than by way of payments in respect of a Purchase on any Contract Grant Date under the Receivables Purchase Agreement), or accept funds from (other than by way of contributions to capital) FAC or any of its Affiliates for any purpose or transaction (other than in compliance with the provisions of Section 5.02(k) with respect to transactions with Affiliates), or
              --------------
permit FAC or any of its Affiliates to be involved in the management of the Borrower;

     (xiv) respond to any inquiries with respect to ownership of a Pledged Contract by stating that it is the owner of such Pledged Contract, and that such Pledged Contract is Granted to the Collateral Agent;

     (xv) on or before March 31 of each year, beginning in 1999, the Borrower shall deliver to the Deal Agent an Officer's Certificate stating that Borrower has, during the preceding year, observed all of the requisite corporate formalities and conducted its business and operations in such a manner as required for the Borrower to maintain its separate corporate existence from any other entity; and

     (xvi) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the non-consolidation opinion delivered by Borrower's counsel and described in the List of Closing Documents attached at Exhibit C remain true and correct at all times.
---------

     (p) Computer Files. Mark or cause to be marked each Pledged Contract in its
         --------------
computer files as described in Section 4.03(b) hereof.
                               --------------

     (q) Taxes. File or cause to be filed, and cause each of its Affiliates with
         -----
whom it shares consolidated tax liability to file, all federal, state and local tax returns which are required to be filed by it, except where the failure to file such returns could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose the Borrower to a material liability. The Borrower shall pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Borrower or the applicable Affiliate shall have set aside adequate reserves on its books in accordance with GAAP, and which proceedings could not reasonably be expected to have a Material Adverse Effect, or which could otherwise be reasonably expected to expose the Borrower to a material liability.

          (r) Facility Documents. Comply in all material respects with the terms
              ------------------
of, employ the procedures outlined in and enforce the obligations of the Seller and/or FCI (as the case may be) under the Receivables Purchase Agreement, and all of the other Facility Documents to which such Person is a party, and take all such action to such end as may be from time to time reasonably requested by the Deal Agent, maintain all such Facility Documents in full force and effect and make to the Seller or FCI such reasonable demands and requests for information and reports or for action as the Borrower is entitled to make thereunder and as may be from time to time reasonably requested by the Deal Agent.

          (s) Contract Schedule. Promptly amend the Contract Schedule to reflect
              -----------------
terms or discrepancies that become known after the Contract Grant Date, and promptly notify the Deal Agent of any such amendments.

          (t)  Segregation of  Collections.  Prevent the deposit into any of the
               ---------------------------
Lock-Box Accounts, the Collection Account or the Spread Account of any funds other than Collections in respect of the Pledged Contracts (except, in the case of the Spread Account, for the initial deposit therein); provided that this
                                                              --------
covenant shall not have been breached to the extent that items other than Collections, which are not material in the aggregate, have been mistakenly forwarded by an Obligor directly to any of the Lock-Box Accounts, the Collection Account or the Spread Account and, to the extent that any such funds are nevertheless deposited into any of such Lock-Box Accounts, the Collection Account or the Spread Account, promptly identify any such funds to the Servicer for segregation and remittance to the owner thereof.

          SECTION 5.02.  Negative Covenants of the Borrower.  From the Effective
                         ----------------------------------
Date until the later of the Termination Date or the Collection Date, the Borrower shall not, without the prior written consent of the Deal Agent:

          (a) Sales,  Liens,  Etc.  Against  Receivables  and Related  Security.
              -----------------------------------------------------------------
Except  for  the  releases  contemplated  under  Section  7.11  and  7.12  or in
                                                 -------------       ----
connection with a sale of Pledged Contracts expressly approved in writing by the Deal Agent, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien (other than the Primary Lien or, with respect to VOIs and Lots relating to Pledged Contracts, any Permitted Encumbrances thereon) upon or with respect to, any Pledged Contract or any other Collateral, or any interests in either thereof, or upon or with respect to any Post Office Box, the Collection Account, the Spread Account or any Lock-Box Account, or assign any right to receive income in respect thereof. The Borrower shall immediately notify the Deal Agent of the existence of any Lien on any Pledged Contract or any other Collateral, and the Borrower shall defend the right, title and interest of each of the Borrower and the Deal Agent in, to and under the Pledged Contracts and all other Collateral, against all claims of third parties.

          (b) Extension or Amendment of Contract Terms. Extend,  amend, waive or
              ----------------------------------------
otherwise modify the terms of any Pledged Contract, or permit the rescission or cancellation of any Pledged Contract, whether for any reason relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Pledged Contract or otherwise; provided, however, that the
                                                     --------- -------
following modifications may be made to a Pledged Contract from time to time: (i) extensions which are Permitted Deferrals, (ii) amendments entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments, and (iii) modifications in the applicability of a PAC (which will, among other things, result in a change in the relevant Contract Rate).

          (c) Change in Business or Credit and Collection  Policy.  (i) Make any
              ---------------------------------------------------
change in the character of its business, or, (ii) make any change in the Credit Standards and Collection Policies, or deviate from the exercise of Customary Practices, which change or deviation described in this clause (ii) would, in either case, materially impair the value or collectibility of any Pledged Contract.

          (d) Change in Payment  Instructions to Obligors.  Add or terminate any
              -------------------------------------------
bank as a Lock-Box Bank from those listed in Exhibit E or make any change in its
                                             ---------
instructions to Obligors regarding payments to be made to any Lock-Box Account at a Lock-Box Bank, unless the Deal Agent shall have received (i) 30 days' prior notice of such addition, termination or change; (ii) written confirmation from the Borrower that after the effectiveness of any such termination, there shall be at least one (1) Lock Box Account in existence; and (iii) prior to the effective date of such addition, termination or change, (x) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank, the Borrower, and the Deal Agent (and, at the option of the Deal Agent, the Servicer) and (y) copies of all agreements and documents signed by either the Borrower or the respective Lock-Box Bank with respect to any new Lock-Box Account.

          (e) Stock, Merger, Consolidation, Etc. Sell any shares of any class of
              ---------------------------------
its capital stock to any Person (other than FAC) or consolidate with or merge into or with any other corporation, or purchase or otherwise acquire all or substantially all of the assets or capital stock, or other ownership interest of, any Person or sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any Person, except for the granting of the Primary Lien as expressly permitted under the terms of this Credit Agreement.

          (f) Change in Corporate  Name,  etc.  Make any change to its corporate
              -------------------------------
name, or use any trade names, fictitious names, assumed names or "doing business as" names.

          (g) ERISA Matters.  (i) Engage or permit any ERISA Affiliate to engage
              -------------
in any prohibited transaction for which an exemption is not available or has not previously been obtained from the DOL; (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the IRC, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (iii) fail to make any payments to any Multiemployer Plan that the Borrower or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto;
(iv) terminate any Benefit Plan so as to result in any liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability of the Borrower or any ERISA Affiliate under ERISA or the IRC; provided, however, the Borrower's ERISA
                                     --------   -------
Affiliates may take or allow such prohibited transactions, accumulated funding deficiencies, payments, terminations and reportable events described in clauses
(i) through (iv) above so long as such events occurring within any fiscal year of the Borrower, in the aggregate, involve a payment of money by or an incurrence of liability of any such ERISA Affiliate (collectively, "ERISA
                                                                           -----
Liabilities") in an amount which does not exceed $500,000.
-----------

          (h)  Terminate  or Reject  Contracts.  Without  limiting  anything  in
               -------------------------------
Section  5.02(b),  terminate or reject any Pledged  Contract prior to the end of
---------------
the term of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation, Section 365 of the Bankruptcy Code), unless prior to such termination or rejection, such Pledged Contract and any related Collateral have been released from the Primary Lien pursuant to Section 7.11.
            ------------

          (i) Debt. Create, incur, assume or suffer to exist any Debt except for
              ----
Debt to EagleFunding, the Deal Agent or the Collateral Agent expressly contemplated hereunder and (ii) Debt incurred in accordance with the terms of the Receivables Purchase Agreement in connection with the funding of a Purchase thereunder, which is evidenced by the Subordinated Note (as defined therein, and subject to the subordination provisions thereof).

          (j)  Guarantees.   Guarantee,   endorse  or  otherwise  be  or  become
               ----------
contingently liable (including by agreement to maintain balance sheet tests) in connection with the obligations of any other Person, except endorsements of negotiable instruments for collection in the ordinary course of business and reimbursement or indemnification obligations in favor of EagleFunding, the Collateral Agent or any Liquidity Provider as provided for under this Credit Agreement.

          (k) Limitation on Transactions  with  Affiliates.  Enter into, or be a
              --------------------------------------------
party to any transaction with any Affiliate, except for:

     (i) the transactions contemplated hereby and by the Receivables Purchase Agreement or in connection with a sale of Pledged Contracts expressly approved in writing by the Deal Agent;

     (ii) transactions related to the allocation of shared overhead expenses or taxes as described in clause (iii) of Section 5.01(o); and
                                      --------------

     (iii) to the extent not otherwise prohibited under this Credit Agreement, other transactions in the nature of employment contracts and directors' fees, upon fair and reasonable terms materially no less favorable to the Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

          (l) Facility  Documents. Except as otherwise permitted under Section
              -------------------                                       -------
14.01,  without  the prior  consent  of the Deal Agent (a)  terminate,  amend or
-----
otherwise modify any Facility Document to which it is a party, or grant any waiver or consent thereunder, (b) exercise any discretionary rights granted to the Borrower under the Receivables Purchase Agreement pursuant to provisions thereof providing for certain actions to be taken "with the consent of the Company", "acceptable to the Company" as "specified by the Company", "in the reasonable judgment of the Company" or similar provisions (it being understood that inaction by the Borrower shall not be considered to be an exercise of such discretionary rights), or (c) terminate, amend or otherwise modify the FairShare Plus Agreement; provided, however, (A) the Title Clearing Agreements may be
                  --------   -------
amended for the purposes of (1) making  additional  properties  subject thereto,
(2) making an Affiliate of FCI a party thereto having the same rights and obligations thereunder as FCI or (3) identifying a separate pool of Contracts (which shall not include the Pledged Contracts) to be sold or pledged to secure debt under a pooling or pledge arrangement similar to that evidenced by this Credit Agreement, and (B) the FairShare Plus Agreement may be amended from time to time (1) to substitute or add additional parties thereto, (2) to comply with state and federal laws or regulations, or (3) for any other purpose, provided that with respect to this clause (3), the Borrower furnishes to the Deal Agent an Opinion of Counsel in form and substance acceptable to the Deal Agent to the effect that such amendment or modification will not adversely affect in any material respect the respective interests of EagleFunding, the Collateral Agent or the Deal Agent.

          (m) Charter and By-Laws.  Amend or otherwise modify its Certificate of
              -------------------
Incorporation  or  By-laws  in any  manner  which  requires  the  consent  of an
"Independent Director" (as defined in the Borrower's Certificate of Incorporation).

          (n) Lines of Business.  Conduct any business other than that described
              -----------------
in  Section 4.01(q),  or enter into any transaction with any Person which is not
    --------------
contemplated by or incidental to the performance of its obligations under the Facility Documents to which it is a party.

          (o) Accounting  Treatment.  Prepare any financial  statements or other
              ---------------------
statements (including any tax filings which are not consolidated with those of the FCI or FAC) which shall account for the transactions contemplated by the Receivables Purchase Agreement in any manner other than as the sale of, or a capital contribution of, the Pledged Contracts by the Seller to the Borrower.

          (p)  Limitation on  Investments.  Make or suffer to exist any loans or
               --------------------------
advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except for (i) Permitted Investments, (ii) the purchase of Contracts pursuant to the terms of the Receivables Purchase Agreement and (iii) the acceptance of investments in exchange for Defaulted Contracts, in an effort to maximize the recoveries thereon (in each such case, with the prior written consent of the Deal Agent).

          (q) Insolvency  Proceedings.  Institute  Insolvency  Proceedings  with
              -----------------------
respect to the Borrower, FAC, FCI, or any Affiliate thereof or consent to the institution of Insolvency Proceedings against the Borrower, FAC, FCI, or any affiliate thereof or take any corporate action in furtherance of any such action, or seek dissolution or liquidation in whole or in part of the Borrower, FAC, FCI, or any Affiliate thereof.

          (r) Prohibited Payments.
              -------------------

          (i) Pay or declare any dividend or other distribution with respect to its capital stock, or make any payment on account of the purchase, redemption or other acquisition or retirement of its capital stock or any warrant, option or other right to acquire any such capital stock, either directly or indirectly (any such distribution or payment being a "Dividend") if, (x) prior to giving
                                             --------
effect to such declaration, payment or distribution of a Dividend, any amount of unpaid principal or interest remains outstanding under the Subordinated Note, or
(y) after giving effect to such declaration, payment or distribution of a Dividend the Borrower (A) would be "insolvent" (as such term is defined in ss 101(32)(A) of the Bankruptcy Code), (B) would be unable to pay its debts as they become due, or (C) would have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage (provided that nothing in this clause (i) shall prohibit the Borrower
            --------
from effecting any Dividends  consisting of property  constituting  VOIs or Lots for
which the applicable requirements for release of the related Contract from the Primary Lien under Section 7.11 have been satisfied);
                   ------------

          (ii) On or after the occurrence of the earliest to occur of any Borrowing Base Shortfall, O/C Shortfall, Spread Account Shortfall or Event of Default, pay, distribute or declare any Dividend; or

          (iii) make, or agree to make or schedule to be made, any payments of principal or accrued interest in respect of any subordinated Debt of Borrower (including, without limitation, the Subordinated Note), except for payments of principal and interest owing under the Subordinated Note as permitted on any Settlement Date in accordance with the provisions of Section 7.06(b).
                                                     --------------

                              ARTICLE VI

                         REPORTING REQUIREMENTS
                         ----------------------

          SECTION  6.01.  Reporting  Requirements  of  the  Servicer.  From  the
                          ------------------------------------------
Effective Date until the later of the Termination Date or the Collection Date, the Servicer shall, unless the Deal Agent shall otherwise consent in writing, furnish to the Deal Agent (or a designated agent or repository for the Deal Agent as identified hereinbelow), or as otherwise notified by the Deal Agent to the Servicer:

          (a) Daily Reports. By not later than 3:00 p.m., Las Vegas, Nevada time
              -------------
on each Business Day,

          (x) a report on computer tape (or other computer record format reasonably acceptable to the Deal Agent) containing the master file for each Pledged Contract, updated through the close of business on the prior Business Day and appropriately filled-out (which master file shall contain, among other things, (i) the Contract Pool Principal Balance of each Pledged Contract as of the close of business on the preceding Business Day, (ii) the interest rate payable under each Pledged Contract, and (iii) an identifying notation for each Pledged Contract to which a PAC is applicable), which tape shall be delivered to a repository which may be designated by the Deal Agent from time to time (which repository initially shall be Offsite Data Storage, Inc., Mabelvale, Arkansas, Nevada, and which repository shall in all cases provide an acknowledgment in form and substance satisfactory to the Deal Agent to the effect that such repository maintains an account in the name of the Collateral Agent); and

          (y) a report, by telecopy, containing such information with respect to daily Collections and other performance criteria concerning the Contract Pool, and in such format, as the Deal Agent may reasonably request from time to time (each such report described in clause (x) or this clause (y) being referred to herein as a "Servicer's Daily Report").
             -----------------------

Any transmission or other delivery of each such report to the Deal Agent, or a repository therefor, as the case may be, shall be deemed to be a representation and warranty by the Servicer to the Deal Agent that the information contained therein is true and correct in all material respects.

          (b) Settlement Reports. By not later than 3:00 p.m., Las Vegas, Nevada
              ------------------
time, on the second Business Day preceding each Settlement Date, a Settlement Report, appropriately filled-out, containing current information with respect to the then most recently concluded Calculation Period, in each case dated as of the next preceding Determination Date. Any transmission of such report to the Deal Agent shall be deemed to be a representation and warranty by the Servicer to the Deal Agent that the information contained therein is true and correct in all material respects.

          (c) Certificate of Servicing Officer. Simultaneously with the delivery
              --------------------------------
of the Settlement Report, a certificate of a Servicing Officer substantially in the form of Exhibit H, certifying the accuracy of such report and that no Event
            ---------
of Default or Unmatured Event of Default has occurred, or if such event has occurred and is continuing, specifying the event and its status. Such certificate shall also identify which, if any, Pledged Contracts have become Defective Contracts or Defaulted Contracts, and which are to be released on such Settlement Date pursuant to Section 7.11.
                            ------------

          (d) Other Data. At the request of the Deal Agent, such underlying data
              ----------
in respect of the Pledged Contracts, in addition to the data described in Sections 6.01(a), (b) and (c) above, as can be generated by the Servicer's
----------------    ---     ---
existing data processing system without undue modification or expense. Servicer shall also provide to Deal Agent, from time to time at their reasonable request, a report showing the number and principal balance of all duplicate original Contracts absent from their related Contract File in accordance with the exceptions set forth in clause (v) of Section 4.02 hereof.

          (e)  Annual  Servicer's  Certificate.  On or  before  March 31 of each
               -------------------------------
calendar year, beginning in 1999, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the preceding calendar year (or, in the case of the first such Officer's Certificate, the period since the Effective Date) and of its performance under this Credit Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has fully performed all of its obligations under this Credit Agreement throughout such year, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof.

          (f)  Annual  Report  of  Accountants.  On or  before  March 31 of each
               -------------------------------
calendar year, beginning in 1999, a statement prepared and delivered by a firm of nationally recognized independent "Big 6" public accountants (who may also render other services to the Servicer, the Borrower or FCI), to the effect that such firm, in connection with its annual examination of the Servicer, has (A) made a study and evaluation of the Servicer's internal accounting controls and computer systems relative to the servicing of the Pledged Contracts and that, on the basis of such examination, such firm is of the opinion that (assuming the accuracy of reports by the Servicer and third party agents) the system of internal accounting controls in effect on the date of such statement relating to servicing procedures in connection with the Pledged Contracts performed by the Servicer, taken as a whole, was sufficient for the prevention and detection of material errors and material irregularities; and (B) compared the mathematical calculations of each amount set forth in the Servicer's Settlement Reports for each Calculation Period in the preceding twelve-month period with the computer records of the Servicer, and that such firm is of the opinion that such amounts are in agreement; except in either case for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement.

          (g)  Servicer  Default.  Within  one  Business  Day after a  Servicing
               -----------------
Officer becomes aware of the occurrence of a Servicer Default, and each Unmatured Servicer Default, notification of such occurrence, as soon as possible and in any event (A) within three Business Days after a Servicing Officer becomes aware of the occurrence of a Servicer Default or Unmatured Servicer Default, the statement of the chief financial officer or chief accounting officer or other Servicing Officer setting forth details of such Servicer Default or Unmatured Servicer Default, and the action which the Servicer has taken and proposes to take with respect thereto, and (B) within three Business Days after a Servicing Officer becomes aware of the occurrence thereof, notice of any other event, development or information which is reasonably likely to materially and adversely affect the ability of the Servicer to perform its obligations under this Credit Agreement.

          In the event that FAC is no longer acting as Servicer, any Successor Servicer appointed and acting pursuant to Section 11.02 shall deliver or make
                                             -------------
available to the Borrower and FAC each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to the provisions of this
Section 6.01(g).
---------------

          SECTION  6.02.  Additional  Reporting  Requirements;  FAC and FCI; SEC
                          ------------------------------------------------------
Filings.  From the Effective Date until the later of the Termination Date or the
-------
Collection Date, the Servicer shall, for so long as the Servicer is an Affiliate of the Borrower (and thereafter, the Borrower shall), unless the Deal Agent shall otherwise consent in writing, furnish to the Deal Agent:

          (a) as soon as available, and in any event not later than the later of 50 days following the end of each quarterly accounting period or 10 days following the filing of a Form 10-Q, if any, with the Securities and Exchange Commission, unaudited consolidated statements of income and cash flows for each of FCI and FAC for the period from the beginning of the current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of each of FCI and FAC as at the end of such quarterly period, setting forth in each case figures from the income statement and statement of cash flows for the corresponding quarterly period of the next preceding annual accounting period, and from the year-end balance sheet for the next preceding annual accounting period, all in reasonable detail and certified by the authorized financial officer of each of FCI and FAC, as applicable, subject to changes resulting from normal year-end adjustments;

          (b) as soon as practicable, and in any event not later than the later of 95 days following the end of each annual accounting period or within 10 days following the filing of a Form 10-K, if any, with the Securities and Exchange Commission, audited consolidated statements of income and cash flows for each of FCI and FAC for such annual period, and a consolidated balance sheet of each of FCI and FAC as at the end of such annual accounting period, setting forth in each case figures from the financial statements for the next preceding annual accounting period, and the end of the next preceding annual accounting period, all in reasonable detail and certified by a firm of "Big 6" independent accountants;

          (c) as soon as practicable, and in any event not later than the Settlement Date next succeeding each Determination Date, a written report setting forth the following information (which written report may be included in the Settlement Report with respect to the Calculation Period ending on such Determination Date);

     (i) for each Development, the total number and aggregate dollar value of all Fixed Weeks, and the total number of Points and aggregate dollar value of all UDIs, in each case sold by FCI or any of its Affiliates to a Person other than FCI or any of its Affiliates during the Calculation Period ending on such Determination Date,

     (ii) for each Development, the total number and aggregate dollar value of all Fixed Weeks, and the total number of Points and aggregate dollar value of all UDIs, in each case beneficially owned by FCI or any of its Affiliates as of such Determination Date, and

     (iii) with respect to all VOI units relating to improvements located within a Development, the construction of which was completed during the Calculation Period ending on such Determination Date, (A) the total number and aggregate dollar value of all Fixed Weeks, and the total number of Points and aggregate dollar value of all UDIs, in each case which have been sold by FCI or any of its Affiliates to a Person other than FCI or any of its Affiliates on or prior to such Determination Date, and (B) the total number and aggregate dollar value of all Fixed Weeks, and the total number of Points and aggregate dollar value of all UDIs, in each case beneficially owned by FCI or any of its Affiliates as of such Determination Date.

          (d) with respect to each VOI Regime (i) within 120 days after the Effective Date, a copy of all policies of all-risk property and liability insurance, in each case maintained by the relevant POA with financially sound and reputable insurers, as required under in Section 5.01(m)(i), and (ii) no
                                               ------------------
later than one month prior to the expiration of said policy or policies, a copy of the relevant replacement policy or policies (provided, however, that unless
                                                --------   -------
FCI or any Affiliate of FCI is the property manager of the relevant VOI Regime at the time of any determination hereunder, the Servicer's obligation to deliver the information described in this Section 6.02(d) shall be limited to the extent
                                  --------------
of the Servicer's reasonable efforts);

          (e) as soon as practicable and in any event not later than 120 days following the end of each annual accounting period, for each POA at each VOI
Regime: (i) the annual audited financial statements for such accounting period, and (ii) the annual budgets for the next succeeding annual accounting period (provided, however, that (x) unless FCI or any Affiliate of FCI is the property
 --------   -------
manager of the relevant VOI Regime at the time of any determination hereunder, the Servicer's obligation to deliver the information described in this Section
                                                                         -------
6.02(e) shall be limited to the extent of the Servicer's  reasonable  efforts to
------
request such information from the relevant Persons, and (y) the financial statements required to be delivered under clause (i) above shall be audited financial statements only to the extent that audited annual financial statements for such annual period are prepared for the relevant POA);

          (f) to the extent not covered in subsections (a) through (e) above, inclusive, as soon as practicable and in any event within ten (10) days after such filing, any financial reports filed by either or both of FCI and FAC with the Securities and Exchange Commission; and

          (g) as soon as practicable, and in any event no later than 120 days following the end of each calendar year, the following:

          (i) an income statement for such year and a balance sheet as of the end of such year for the FairShare Vacation Plan Use Management Trust, setting forth in each case corresponding figures from the next preceding calendar year's annual financial statements, all in reasonable detail and audited by a firm of "Big 6" independent accountants, and

          (ii) a statement of key exchange operation statistics for the FairShare Plus Program for such year, setting forth corresponding figures from the next preceding calendar year's annual financial statements, all in reasonable detail and audited by a firm of "Big 6" independent accountants and in no less detail and scope than such statement audited by Ernst & Young LLP for calendar year 1996.

          SECTION   6.03.   Miscellaneous   Borrower  and   Servicer   Reporting
                            ----------------------------------------------------
Requirements. From the Effective Date until the later of the Termination Date or
------------
the Collection Date, the Servicer shall, for so long as the Servicer is an Affiliate of the Borrower (and thereafter, the Borrower shall), unless the Deal Agent shall otherwise consent in writing, furnish to the Deal Agent:

          (a) as soon as available, and in any event not later than 50 days following the end of each quarterly accounting period, unaudited consolidated statements of income and cash flows for the Borrower for the period from the beginning of the current fiscal year to the end of such quarterly period, and an unaudited consolidated balance sheet of the Borrower as at the end of such quarterly period, setting forth in each case figures for the corresponding period in the preceding fiscal year (if any), all in reasonable detail and certified by the chief financial officer of the Borrower, subject to changes resulting from normal year-end adjustments;

          (b) as soon as practicable, and in any event not later than 95 days following the end of each annual accounting period, audited statements of income and cash flows for the Borrower for such year, and an audited balance sheet of the Borrower as at the end of such year, setting forth in each case corresponding figures from the preceding annual financial statements (if any), all in reasonable detail and certified by a firm of "Big 6" independent accountants;

          (c) to the extent not already delivered to the Deal Agent pursuant to the terms of this Agreement, promptly upon receipt thereof, copies of (i) all financial statements delivered to the Borrower by the Seller pursuant to the Receivables Purchase Agreement, and (ii) all other reports and other written information not specified above which are required to be delivered by the Seller (individually, or as Servicer) to the Borrower pursuant to the terms of the Receivables Purchase Agreement;

          (d) as soon as possible and in any event within five Business Days after the occurrence of each Event of Default or Unmatured Event of Default, the statement of the chief financial officer of the Borrower setting forth details of such Event of Default or Unmatured Event of Default and the action which the Borrower proposes to take with respect thereto;

          (e) promptly after the filing or receiving thereof, copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which the Borrower or any Affiliate files under ERISA with the IRS or the PBGC or the DOL or which the Borrower receives from the PBGC; and

          (f) as soon as possible and in any event within two Business Days after the occurrence of any proposed change in Credit Standards and Collections Policies, the statement of the chief financial officer of the Borrower setting forth details of such change in Credit Standards and Collections Policies.

                                  ARTICLE VII

                               SECURITY INTEREST

          SECTION 7.01. Grant of Primary Lien. To secure the prompt and complete
                        ---------------------
payment when due of the Obligations and the timely performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Credit Agreement in favor of any of the Collateral Agent, the Deal Agent and EagleFunding, the Borrower hereby assigns and pledges to the Collateral Agent and grants to the Collateral Agent, on behalf of the Collateral Agent, the Deal Agent and EagleFunding a security interest (the "Primary Lien") in all of the
                                                   -------------
Borrower's right, title and interest in, to and under all property and all interests in property of the Borrower of any kind or nature, whether tangible or intangible, whether real or personal, and whether now owned or existing or hereafter arising or acquired and wheresoever located (collectively, the "Collateral"), including, without limitation, the following property and
 ----------
interests in property:

     (a) all Pledged Contracts, together with all other Transferred Assets;

     (b) the Receivables Purchase Agreement, the Administrative Services Agreement and the Remarketing Agreement, including, without limitation, all monies due and to become due to the Borrower from the Seller or FCI under or in connection therewith (including, without limitation, all interest and finance charges for late payments accrued thereon and proceeds of any liquidation or sale of Pledged Contracts or resale of VOIs or Lots and all other Collections on the Pledged Contracts);

     (c) all computer software, tapes, disks and other electronic media, books, records and documents relating to the Pledged Contracts; including, without limitation, any such software, electronic media, books, records and documents used

          (i) to account for and service the Transferred Assets,

          (ii) in the management of any VOI Regimes, and the VOIs and Lots located within such VOI Regimes,

          (iii) in the monitoring of accounts receivables and third party contracts relating to the management of properties located within any VOI Regime, and

          (iv) in managing and operating the FairShare Plus Program and the Reservation System,

and all relevant licenses, sublicenses, contracts (including, without limitation, service and maintenance contracts), warranties and guaranties relating to any such software, electronic media, books, records and documents, as the case may be (including, without limitation, all such rights arising under such software, electronic media, books, records and documents, and any related licenses, sublicenses, contracts, warranties and guaranties transferred by FAC to the Borrower pursuant to the Receivables Purchase Agreement);

     (d) any Interest Rate Hedge entered into from time to time hereafter, any replacement agreement for any thereof, and any other contract, instrument or agreement in which the Borrower has any interest or rights, pursuant to which the Borrower (or its assignor or predecessor in interest) has hedged against movements in interest rates, including, without limitation, all monies due and to become due to the Borrower (or its assignor or predecessor in interest) thereunder or in connection therewith;

     (e) the Collection Account, the Spread Account and all other bank and similar accounts established by the Borrower, in whole or in part, for the benefit of any of the Borrower, the Collateral Agent, the Deal Agent and/or EagleFunding, all funds held therein or in such other accounts, all financial assets, investment property and other investments from time to time on deposit, or made with proceeds, in any such accounts, and all income arising from such funds held in any such accounts or from such financial assets, investment property and other investments;

     (f) all Post Office Boxes, Lock-Box Accounts, and all other bank and similar accounts into which Collections in respect of the Pledged Contracts are or are intended to be deposited, and all funds held therein or in such other accounts;

     (g) all certificates and instruments if any, from time to time representing or evidencing any of the foregoing property described in clauses (a) through (f) above;

     (h)  any  accounts,  inventory,  machinery,  equipment,  fixtures,  general intangibles, chattel paper, contract rights, financial assets and other investment property, instruments and documents, to the extent not described in any of clauses (a) through (g) above;

     (i) all proceeds of the foregoing property described in clauses (a) through
(h) above, any security therefor, and all interest, dividends, cash, instruments, financial assets and other, investment property and other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for or on account of the sale, condemnation or other disposition of, any or all of the then existing Collateral, and including all payments under Insurance Policies (whether or not any of EagleFunding, the Deal Agent or the Collateral Agent is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral; and

     (j) all other monies or property of the Borrower coming into the actual possession, custody or control of the Collateral Agent, the Deal Agent or EagleFunding (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise).

          SECTION  7.02.  Continuing  Liability  of the  Borrower.  The security
                          ---------------------------------------
interests described above in Section 7.01 are granted as security only and shall
                             ------------
not subject any of the Collateral Agent, the Deal Agent or EagleFunding or any of their respective assigns to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to, any of the Collateral or any transaction in connection therewith. None of the Collateral Agent, the Deal Agent or EagleFunding, or their respective assigns, shall be required or obligated in any manner to make any inquiry as to the nature or sufficiency of any payment received by it or the sufficiency of any performance by any party under any such obligation, or to make any payment or present or file any claim, or to take any action to collect or enforce any performance or the payment of any amount thereunder to which any such Person may be entitled at any time.

          SECTION 7.03. Filings; Further Assurances.

          (a) (1) On or prior to the Contract Grant Date corresponding with the Effective Date, the Borrower shall have caused, at its sole expense, the UCC-1 financing statements, assignments thereof and other items referred to in the Closing Lists set forth in Exhibit C hereto as items which are required to be
                            ---------
filed or recorded on or prior to such Contract Grant Date, to be so filed or recorded in the appropriate offices, and (2) within five Business Days after such Contract Grant Date, the Borrower shall cause each of the other UCC-1 financing statements, UCC-2 and UCC-3 amendment and/or termination statements, and other similar items referred to in the Closing List set forth in Exhibit C
                                                                       ---------
hereto to be filed or recorded within five Business Days after such Contract Grant Date, and in each such case shall thereafter promptly cause evidence of such filings to be delivered to the Collateral Agent.

          (b) The Borrower shall, at its sole expense, from time to time prepare, execute and deliver, or cause to be prepared, executed and delivered, all such financing statements, continuation statements, instruments of further assurance and other instruments, in such forms, and shall take such other actions, as shall be required by the Deal Agent or as the Deal Agent otherwise deems necessary or advisable to perfect the Primary Lien in the Collateral. The Servicer agrees, at its sole expense, to cooperate with and assist the Borrower in taking any such action (whether at the request of the Borrower or the Collateral Agent). Without limiting the foregoing, the Borrower shall from time to time, at its sole expense, execute, file, deliver and record all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, or other statements, specific assignments or other instruments or documents and take any other action that either of the Servicer or the Deal Agent deems necessary or advisable to:
(i) Grant more effectively all or any portion of the Collateral; (ii) maintain or preserve the Primary Lien Granted hereunder (and the priority thereof) or carry out more effectively the purposes hereof; (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made pursuant to this Credit Agreement; (iv) enforce any of the Pledged Contracts or any of the other Collateral (including, without limitation, by cooperating with the Collateral Agent, at the expense of the Borrower, in filing and recording such UCC financing statements against such Obligors as the Deal Agent shall deem necessary or advisable from time to time); (v) preserve and defend title to any Pledged Contracts on all or any other part of the Collateral, and the rights of the Collateral Agent in such Pledged Contracts or other Collateral, against the claims of all Persons and parties; or (vi) pay any and all taxes levied or assessed upon all or any part of the Collateral. The Borrower hereby designates the Servicer its agent and attorney-in-fact to execute, upon the Borrower's failure to do so, any financing statement, continuation statement or other instrument required pursuant to this Section 7.03 or required, as indicated in
                                      ------------
any Opinion of Counsel delivered pursuant to the Closing List set forth at Exhibit C hereto to maintain the Primary Lien and security interests granted
---------
hereunder with respect to the Collateral.

          (c) The Borrower shall, on or prior to the date of Grant of any Contracts hereunder, deliver all original copies of the Contract (other than in the case of any Contracts not required to be in the relevant Contract File pursuant to Section 4.02(v)), together with related Contract File, to the
            ---------------
Custodian, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Deal Agent. In the event that the Borrower receives any other instrument or any writing which, in either event, evidences a Pledged Contract or other Collateral, the Borrower shall deliver such instrument or writing to the Custodian on behalf of the Collateral Agent, the Deal Agent and/or EagleFunding within two Business Days after the Borrower's receipt thereof, in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Deal Agent.

          (d) The Borrower hereby authorizes the Deal Agent, and gives the Collateral Agent its irrevocable power of attorney (which authorization is coupled with an interest and is irrevocable), in the name of the Borrower or otherwise, to execute, deliver, file and record any financing statement, continuation statement, specific assignment or other writing or paper and to take any other action that the Deal Agent in its sole discretion, may deem necessary or appropriate to further perfect the Primary Lien created hereby. The Borrower agrees that a carbon, photographic, photostatic, or other reproduction of this Credit Agreement or of a financing statement is sufficient as a financing statement where permitted by applicable law. Any expenses incurred by the Deal Agent pursuant to the exercise of its rights under this Section 7.03(d)
                                                                 ---------------
shall be for the sole account and responsibility of the Borrower, and shall constitute "Carrying Costs" payable by the Borrower hereunder.

          SECTION  7.04.  Place of  Business;  Change  of  Name.  As of the date
                          -------------------------------------
hereof, the chief executive office of the Borrower and principal place of business and the location where the Borrower maintains all Records relating to the Pledged Contract and the other Collateral is listed at Section 4.01(k). The
                                                           --------------
Borrower will not (x) change its principal place of business or chief executive office from the location listed in such Section 4.01(k), (y) change its name,
                                         ---------------
identity or corporate structure or (z) change the location of its Records relating to the Collateral from the location listed in such Section 4.01(k),
                                                               ---------------
unless in any such event the Borrower shall have given the Deal Agent at least thirty (30) days' prior written notice thereof and shall have taken all action necessary or reasonably requested by the Deal Agent to amend its existing financing statements and continuation statements so that they are not misleading and to file additional financing statements in all applicable jurisdictions to perfect the Primary Lien of the Collateral Agent on behalf of itself, the Deal Agent and EagleFunding in all of the Collateral.

          SECTION 7.05.  Lock-Box  Accounts.  The Borrower has  established  and
                         ------------------
shall maintain a system of operations, accounts and instructions with respect to the Obligors and Lock-Box Accounts at the Lock-Box Banks as described in Sections 4.01(l), 5.01(g), 5.01(t) and 5.02(d), and shall establish and maintain
---------------   ------   ------      -------
the  Collection  Account as provided in Section  7.06.  Pursuant to the Lock-Box
                                        -------------
Agreement to which it is party, each Lock-Box Bank shall be irrevocably instructed to initiate an electronic transfer of all funds on deposit in the relevant Lock-Box Account to the Collection Account on the Business Day on which such funds become available. None of FCI, FAC or the Borrower, nor any Person claiming by, through or under FCI, FAC or the Borrower, shall have any control over the use of, or any right to withdraw any item or amount from, any Lock-Box Account or the Collection Account, except in the case of FAC acting in its capacity as the Servicer, to the extent expressly provided in the Lock-Box Agreements or the Collection Account Agreement, respectively. The Deal Agent on behalf of EagleFunding is hereby irrevocably authorized and empowered, as the Borrower's attorney-in-fact, to endorse any item deposited in a Post Office Box, or presented for deposit in any Lock-Box Account or the Collection Account, requiring the endorsement of the Borrower, which authorization is coupled with an interest and is irrevocable.

          SECTION  7.06.  Collection  Account.  (a) On or prior to the Effective
                          -------------------
Date, the Borrower shall establish and maintain, or cause to be established and maintained, for the sole and exclusive benefit of the Deal Agent on behalf of the Collateral Agent, the Deal Agent and EagleFunding, and their respective assigns, a cash collateral account (the "Collection Account"). The Collection
                                          -------------------
Account shall be a special purpose segregated account, designated as the "EagleFunding Deal Agent Collection Account", maintained either (i) with BKB or a Depository Institution which is an Eligible Depository Institution, or (ii) in a segregated trust account in the trust department of a Depository Institution, and shall be under the sole dominion and control of, and in the name of, the Deal Agent, acting on behalf of itself, the Collateral Agent and EagleFunding. In the event that the Collection Account Bank ceases to satisfy the requirements set forth in clause (i) above, and such funds therein are not immediately thereafter transferred to a segregated trust account as provided in clause (ii) above, the Deal Agent shall be entitled to terminate the Collection Account and the related Collection Account Agreement, and transfer all funds and investments held therein to a new Collection Account at an Eligible Depository Institution, subject to a new Collection Account Agreement in form and substance satisfactory to the Deal Agent.

          All funds held in the Collection Account, including investment earnings thereon, may be invested in Permitted Investments at the direction of the Servicer; provided, however, that the Deal Agent shall have the sole right,
               --------  -------
upon written notice to the Collection Account Bank, to restrict the maturities of any Permitted Investments held in the Collection Account and to direct the withdrawal or liquidation of any such Permitted Investments, to be used solely for the purposes and in the order of priority set forth at Section 7.06(d).
                                                           ---------------

          The taxpayer identification number associated with the Collection Account shall be that of the Borrower and the Borrower will report for federal, state and local income tax purposes the income, if any, earned on funds in the Collection Account.

          The Deal Agent shall have the sole and exclusive right to withdraw or order a transfer of funds from the Collection Account, in all events in accordance with the terms and provisions of this Section 7.06 and the
                                                         -------------
information most recently  delivered to the Deal Agent pursuant to Section 6.01;
                                                                   ------------
provided,  however,  that the Deal  Agent  shall,  pursuant  to the terms of the
--------   -------

Collection Account Agreement, and absent further instructions to the Collection Account Bank to the contrary from the Deal Agent (which instructions the Deal
Agent may give at any time), permit the Servicer to make withdrawals or order transfers of funds from the Collection Account, in all events in accordance with the provisions of this Section 7.06 and the information most recently delivered
                       ------------
pursuant to Section 6.01. In addition, notwithstanding anything in the foregoing
            ------------
to the contrary, the Servicer shall be entitled on a daily basis (absent further instructions to the Collection Account Bank to the contrary from the Deal Agent (which instructions the Deal Agent may give at any time)) to direct the Collection Account Bank to make withdrawals or order transfers of funds from the Collection Account, to the extent such funds either (i) have been mistakenly deposited into the Collection Account (including, without limitation, funds representing Assessments or dues payable by Obligors to property owners' associations or other entities), or (ii) relate to items subsequently returned for insufficient funds or as a result of stop payments. In the case of any withdrawal or transfer pursuant to the foregoing sentence, the Servicer shall provide the Deal Agent with notice of such withdrawal or transfer, together with reasonable supporting details, on the next Settlement Report to be delivered by the Servicer following the date of such withdrawal or transfer (or in such earlier written notice as may be requested by the Deal Agent from the Servicer from time to time). Notwithstanding anything herein to the contrary, the Deal Agent shall be entitled on a daily basis to direct the Collection Account Bank to make withdrawals or order transfers of funds from the Collection Account, in the amount of all reasonable and appropriate out-of-pocket costs and expenses incurred by the Deal Agent in connection with any misdirected funds described in clause (i) of the second foregoing sentence, which costs and expenses shall constitute Obligations hereunder.

          (b) Application Prior to Liquidation Trigger Date. All funds in the Collection Account shall be held in trust for the benefit of the Collateral Agent, the Deal Agent and EagleFunding and, except as otherwise provided in
Section 7.06(d) below with respect to all periods from and after the Liquidation
--------------
Trigger Date, shall be used on each day solely for the following purposes and in the following order of priority:

     (i) If such day is a Settlement Date, provided that no Servicer Default shall have occurred and be continuing, to repay to the Servicer the amount of any unpaid Servicer Advances with respect to formerly Delinquent Contracts to the extent identified by the Servicer in the relevant Settlement Report as having been recovered from the relevant Obligor during the most recently concluded Calculation Period and paid into the Collection Account;

     (ii) To pay accrued and unpaid interest on the EagleFunding Loans (including in any such amount, the accrued and unpaid CP Dealer Fee then outstanding) then due and payable and any other Carrying Costs

(excluding the Servicing Fee so long as the Servicer is FAC or another Affiliated of FCI) which are then due and payable;

     (iii) To be retained in the Collection Account to the extent of any accrued and unpaid Carrying Costs (excluding the Servicing Fee so long as the Servicer is FAC or another Affiliate of FCI) which are not then due and payable;

     (iv) [Reserved]

     (v) If such day is a Settlement Date (or in the discretion of the Borrower, on the Business Day immediately preceding such Settlement Date), to make any mandatory repayments of the EagleFunding Loans as required in Section 2.07(b);
                                                              ---------------

     (vi) If such day is a Settlement Date, to remit to the Spread Account to the extent of any Spread Account Shortfall then in effect;

     (vii) If such day is a Settlement Date, to pay any other Obligations which may be due and payable at such time;

     (viii) To pay Servicing Fees which are then due and payable;

     (ix) To make any voluntary prepayments of the EagleFunding Loans as provided in Section 2.07(a), upon the direction of the Borrower;
            ---------------

     (x) If such day is a Settlement Date, upon instructions of the Servicer, to be remitted to the Borrower for any purposes not otherwise prohibited by this Credit Agreement, including, without limitation, (1) the payment of outstanding amounts of accrued interest and principal then due and payable under the Subordinated Note (or the prepayment of outstanding amounts of principal then outstanding under the Subordinated Note), (2) the payment of any Dividend to the extent permitted pursuant to the terms of Section 5.02(r) hereof, (3) the
                                              ---------------
payment of any and all tax obligations (and imputed tax obligations) then due and payable by the Borrower, and (4) interest on Pledged Contracts which was accrued and unpaid on the Cutoff Date relating thereto, but subsequently deposited into the Collection Account; and

     (xi) To be retained in the Collection Account.

Each of the Borrower and the Servicer, in making any request for funds to be withdrawn from the Collection Account (or, in the case of the Servicer, in directing  the  withdrawal  of funds from the  Collection  Account  pursuant  to
Section  7.06(a)  and in  accordance  with the terms of the  Collection  Account
---------------
Agreement), shall certify to each of the Deal Agent and the Collection Account Bank that the funds will be used for one of the purposes described above in this
Section 7.06(b).
---------------

          If, on any Business Day prior to the Liquidation Trigger Date, the funds on deposit in the Collection Account and available for withdrawal under clause (ii) above are less than the amount of the obligations described in such
----------
clause,  such  available  funds shall be  allocated in the priority set forth in
Section 7.06(c) below; if, on any such Business Day, the funds on deposit in the
--------------
Collection  Account and  available for  withdrawal  under clause (vii) above are
                                                          -----------
less than the amount of the obligations described in such clause, such available funds shall be allocated to the Persons to whom such obligations are owed ratably according to the respective amounts owed.

          (c) Priority Among Carrying Costs. On each Business Day prior to the Liquidation Trigger Date, to the extent that the funds on deposit in the Collection Account and available under clause (ii) of Section 7.06(b) are
                                            ------   ---    ---------------
insufficient to pay all Carrying Costs (excluding the Servicing Fee so long as the Servicer is FAC or another Affiliate of FCI) which are then due and payable, such funds shall be applied to the Carrying Costs (excluding the Servicing Fee so long as the Servicer is FAC or another Affiliate of FCI) in the following order of priority:

     (i) To pay any accrued and unpaid interest on the EagleFunding Loans (including in any such amount, the accrued and unpaid CP Dealer Fee then outstanding) then due and payable and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

     (ii) To pay any accrued and unpaid fees owing under the Fee Letter then due and payable and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

     (iii) To pay any accrued and unpaid expenses of the Deal Agent and the Collateral Agent then due and payable and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

     (iv) [Reserved]

     (v) To pay any accrued and unpaid Servicing Fee then due and payable and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

     (vi) To pay all other Carrying Costs then due and payable (if any), other than the ordinary course expenses of the Borrower and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable; and

     (vii) To pay ordinary course expenses of the Borrower to the extent the same are due or past due.

If, on any such Business Day, the funds on deposit in the Collection Account and available for withdrawal under any of clauses (ii), (vi) or (vii) above are less
                                      -------  --    --      ---
than the amount of the due and unpaid obligations described in such clause, such available funds shall be allocated to the Persons to whom such obligations are owed ratably according to the respective amounts owed.

          (d) Application After Liquidation Trigger Date. On each Business Day from and after the Liquidation Trigger Date, notwithstanding anything herein or elsewhere to the contrary, funds shall be withdrawn on any day from the Collection Account solely upon direction of the Deal Agent to be used solely for the following purposes and in the following order of priority:

     (i) To pay any  accrued  and  unpaid  Servicing  Fee then  due and  payable
(together with any accrued and unpaid additional compensation then due and payable to a Successor Servicer as agreed to between the Deal Agent and the Successor Servicer in accordance with Section 11.02(c)), and to be retained in
                                      ----------------
the Collection Account to the extent such fee (or such additional compensation) is accrued but not then due and payable (if the Servicer is a Person other than any of FCI, FAC or the Borrower, or any Affiliate of any thereof);

     (ii) To pay any accrued and unpaid fee owing to the Custodian then due and payable, and to be retained in the Collection Account to the extent such fee is accrued but not then due and payable;

     (iii) To pay any accrued and unpaid interest on the EagleFunding Loans (including in any such amount, the accrued and unpaid CP Dealer Fee then outstanding) then due and payable, and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

     (iv)  To  repay  the  aggregate   outstanding   principal   amount  of  any
EagleFunding Loans then outstanding;

     (v) To pay any accrued and unpaid expenses of the Deal Agent and the Collateral Agent then due and payable, and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

     (vi) To pay any accrued and unpaid fees owing under the Fee Letter then due and payable, and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

     (vii) To pay any other accrued and unpaid Obligations in respect of Carrying Costs then due and payable, and to be retained in the Collection Account to the extent such amount is accrued but not then due and payable;

     (viii) To pay any other accrued and unpaid Obligations which have not been paid pursuant to clauses (i) through (vii) above (except in respect of
                    ------------            ---
Obligations described in clause (ix) below);
                         ------  --

     (ix) To pay any other accrued and unpaid Carrying Costs which are due and payable but have not been paid pursuant to clauses (i) through (viii) above
                                            -----------             ----
(except with respect to the Carrying Costs  described in clause (x) below),  and
                                                         ---------
to be retained in the Collection Account to the extent such amounts are accrued but not then due and payable;

     (x) To pay any accrued and unpaid Servicing Fee owed to any of FCI, FAC or the Borrower, or any Affiliate of any thereof; and

     (xi) To repay any unpaid Servicer Advances owing to FCI or any of its Affiliates as Servicer; and

     (xii) To be retained in the Collection Account and not subject to withdrawal, transfer or remittance instructions of the Servicer; provided,
                                                                       --------
however any funds remaining on deposit in the Collection Account after the later
-------
of the Termination Date and the final payment, in full and in cash, of all of the foregoing Obligations, and other obligations, fees and expenses, shall, at the direction of the Deal Agent, be remitted to the Borrower or as otherwise required by law.

If, on any such Business Day, the funds on deposit in the Collection Account and available for withdrawal under any of clauses (vi), (vii), (viii), or (ix) above
                                      -------  --    ---    ----       --
are less than the amount of the due and payable obligations described in such clause, such available funds shall be allocated to the Persons to whom such obligations are owed ratably according to the respective amounts owed.

          SECTION 7.07.  Spread Account.  (a) On or prior to the Effective Date,
                         --------------
the Borrower shall establish and maintain, or cause to be established and maintained, for the sole and exclusive benefit of the Deal Agent for the benefit of itself, the Collateral Agent and EagleFunding and their respective assigns, a cash collateral account (the "Spread Account"). The Spread Account shall be a
                               ---------------
special purpose segregated account, designated as the "Eagle Funding Deal Agent Spread Account", maintained either (i)with BKB or a Depository Institution which is an Eligible Depository Institution, or (ii) in a segregated trust account in the trust department of a Depository Institution, and shall be under the sole dominion and control of, and in the name of, the Deal Agent. In the event that the Spread Account Bank ceases to satisfy the requirements set forth in clause (i) above, and such funds therein are not immediately thereafter transferred to a segregated trust account as provided in clause (ii) above, the Deal Agent shall be entitled to terminate the Spread Account and the Spread Account Agreement, and transfer all funds and investments held therein to a new Spread Account at an Eligible Depository Institution, subject to a new

Spread Account Agreement in form and substance satisfactory to the Deal Agent.

          All funds held in the Spread Account, including investment earnings thereon, may be invested in Permitted Investments at the direction of the Servicer; provided, however, that (x) upon written notice from the Deal Agent to
          --------  -------
the Spread Account Bank, the Deal Agent shall have the sole right to restrict the maturities of any Permitted Investments held in the Spread Account, and (y) from and after the date after the Liquidation Trigger Date on any date on which there are no remaining available funds on deposit in the Collection Account, the Deal Agent shall have the sole right to direct the withdrawal or liquidation of any such Permitted Investments to be used solely for the purposes and in the applicable order of priority set forth at Section 7.06(d) hereof.
                                          --------------

          (b) The Borrower shall cause the Spread Account to be funded, at any time, in the amount of the Spread Account Requirement then in effect.

          (c) The Deal Agent shall have the sole and exclusive right to withdraw or order a transfer of funds from the Spread Account, in all events in accordance with the terms and provisions of Section 7.06 and this Section 7.07,
                                             ------------          ------------
and the  information  most  recently  delivered  to the Deal Agent  pursuant  to
Section 6.01; provided, however, that prior to the occurrence of the Termination
------------  --------  -------
Date, on each Business Day next succeeding a Settlement Date, the Servicer shall instruct the Spread Account Bank to transfer from the Spread Account to the Servicer (or otherwise in accordance with the instructions of the Servicer) an amount of funds held in the Spread Account which shall in no event be greater than the excess (if any) on such Business Day (the "Spread Account Excess") of
                                                    -----------------------
the then outstanding balance of available funds held in the Spread Account over the Spread Account Requirement in effect as of the opening of Business on such Business Day (after giving effect to all transactions and fund transfers required to take place hereunder pursuant on the next preceding Settlement
Date). Any amount so transferred shall constitute an additional Servicing Fee paid to the Servicer, and shall not decrease the amount of any Servicing Fee otherwise payable to the Servicer in accordance with Section 9.09. The Servicer,
                                                     ------------
in making any such instructions for the transfer of funds from the Spread Account, shall simultaneously provide each of the Deal Agent and the Spread Account Bank with a certificate of a Servicing Officer as to the existence and size of any Spread Account Excess.

          (d) On each Business Day from and after a Liquidation Trigger Date, the Deal Agent shall have the sole right to direct the Spread Account Bank to withdraw all or any portion of the funds on deposit the Spread Account for transfer to the Collection Account, to be used solely for the purposes and in the applicable order of priority set forth at Section 7.06(d) hereof.
                                              ---------------

          (e) Any funds remaining in the Spread Account after the later of the Termination Date and the final payment, in full and in cash, of all of the Obligations outstanding hereunder shall, at the direction of the Deal Agent, be remitted to the Borrower or as otherwise required by law.

          (f) The taxpayer identification number associated with the Spread Account shall be that of the Borrower and the Borrower will report for federal, state and local income tax purposes the income, if any, earned on funds in the Spread Account.

          SECTION 7.08.  Accounts,  Generally.  Any deposit made into any of the
                         --------------------
Lock-Box Accounts, the Collection Account or the Spread Account hereunder shall be irrevocable, and shall be held in such account in trust by the Deal Agent hereunder, together with all interest thereon, and applied solely as provided herein.

          SECTION 7.09. Rights of Obligors and Release of Contract Files.
                        ------------------------------------------------

     (a) Notwithstanding any other provision contained in this Credit Agreement, including the Collateral Agent's remedies pursuant hereto and pursuant to the Collateral Agency Agreement, the rights of any Obligor to any Lot or VOI subject to a Pledged Contract shall, so long as such Obligor is not in default thereunder, be superior to those of the Collateral Agent and the holder of the EagleFunding Note hereunder, and the Collateral Agent and the holder of the EagleFunding Note shall not, so long as such Obligor is not in default thereunder, interfere with such Obligor's use and enjoyment of the Lot or VOI subject thereto.

     (b) If pursuant to the terms of this Credit Agreement, the Collateral Agent shall acquire through foreclosure the Borrower's interest in any portion of the Lot or VOI subject to a Pledged Contract, the Collateral Agent hereby specifically agrees to release or cause to be released any Lot or VOI from any Lien of the Collateral Agent, the Deal Agent, or EagleFunding upon the request of the Obligor (including such Obligor's heirs, successors and assigns) to the Pledged Contract, upon completion of all payments and the performance of all the terms and conditions required to be made and performed by such Obligor under such Pledged Contract, and each of the Collateral Agent, the Deal Agent or EagleFunding hereby consents to any such release by, or at the direction of, the Collateral Agent.

     (c) At such time as an Obligor has paid in full the purchase price or the requisite percentage of the purchase price for deeding pursuant to a Pledged Contract and has otherwise fully discharged all of such Obligor's obligations and responsibilities required to be discharged as a condition to deeding, the Servicer shall notify the Collateral Agent by a certificate substantially in the form attached hereto as Exhibit I (which certificate shall include a statement
                        ---------
to the
effect that all amounts received in connection with such payment have been deposited in the Collection Account) of a Servicing Officer and shall request delivery to it from the Custodian of the related Contract Files. Upon receipt of such certificate and request or at such earlier time as is required by applicable law, the Collateral Agent (a) shall be deemed, without the necessity of taking any action, to have approved release by the Custodian of the Contract Files to the Servicer (in all cases in accordance with the provisions of the Custodial Agreement), (b) shall be deemed to approve the release by the Nominee of the related deed of title, and any documents and records maintained in connection therewith, to the Obligor as provided in the Title Clearing Agreement, provided that title to the VOI or Lot has not already been deeded to the Obligor, and/or (c) shall execute such documents and instruments of transfer and assignment and take such other action as is necessary to release its interest in the VOI or Lot subject to deeding (in the case of any Pledged Contract which has been paid in full). If a deed has been delivered to an Obligor and such Obligor's obligations and responsibilities are not fully discharged, the Servicer shall cause such Obligor to execute a Mortgage in favor of FCI encumbering the related VOI or Lot, each of FCI, FAC and the Borrower shall cause such Mortgage to be promptly collaterally assigned to the Collateral Agent pursuant to one or more Assignments of Mortgage (each such Mortgage constituting additional Collateral granted by the Borrower hereunder), and the Servicer shall, promptly following the execution of each such Assignment of Mortgage cause each such Assignment of Mortgage to be recorded in all proper offices; provided that no such Assignment of Mortgage shall be required to be filed with respect to VOIs or Lots located in Developments in the State of Florida. The Servicer shall cause each Contract File or any document therein so released which relates to a Pledged Contract for which the Obligor's obligations have not been fully discharged to be returned to the Custodian for the sole benefit of the Collateral Agent when the need therefor by the Servicer no longer exists.

     SECTION 7.10.  Recordation of Assignments.  The Servicer shall, on or prior
                    --------------------------
to each Contract Grant Date, cause to be recorded in the proper offices all Assignments of Mortgages relating to Mortgages Granted to the Collateral Agent on such date, to the extent that the related VOIs or Lots are located in Developments in any State other than Florida.

          SECTION 7.11. Releases.
                        --------

          (a)  Subject to Section  7.11(d),  the  Borrower  shall,  prior to the
                          ---------------
occurrence of a Liquidation Trigger Date

          (i) cause the release of any Pledged Contract from the Primary Lien of this Credit Agreement by making all of the payments and allocations required to be made under Section 7.06(b) on the first Settlement Date (the "Notice
                ---------------                                           ------
Settlement Date") occurring after the Borrower or the Servicer has become aware,
---------------
or has received  written notice from the Deal Agent,  of any uncured breach with respect to such Pledged Contract of a representation or warranty of the Borrower in any of Sections 4.01(y), 4.02 or 4.03 or which becomes a
                          ----------------    ----    ----
Canceled Contract pursuant to clause (c) of the definition of Canceled Contract (each such Pledged Contract, a "Defective Contract" and each such date on which
                                 ------------------
a release occurs, a "Defective Contract Release Date"); and
                     --------------------------------

          (ii) cause either of FAC or FCI to, simultaneously with such release, satisfy its corresponding repurchase obligations under the Receivables Purchase Agreement in respect of such Defective Contract;

provided,  that all of the  payments and  allocations  required to be made under
--------
Section  7.06(b)  on a Notice  Settlement  Date  shall be made on the basis of a
---------------
Borrowing Base calculation which gives effect to the status of all Pledged Contracts which became "Defective Contracts" prior to such Notice Settlement Date; provided, however, that with respect to any Pledged Contract incorrectly
      --------   -------
described on the Contract Schedule only with respect to its Principal Balance as of the initial Cut-Off Date, which the Borrower would otherwise be required to effect the release of pursuant to this Section 7.11(a), the Borrower may, in
                                       ---------------
lieu of effecting the release of such Pledged Contract, deposit in the Collection Account on the Business Day next preceding the relevant Notice Settlement Date, cash in an amount sufficient to cure such deficiency or discrepancy. The following defects with respect to documents in any Contract File, to the extent they do not impair the validity or enforceability of the subject document under applicable law, shall not be deemed to constitute a breach of the representations and warranties contained in Section 4.02:
                                                                  ------------
misspellings of or omissions of initials in names; name changes from divorce or marriage; discrepancies as to payment dates in a Contract of no more than 30 days; discrepancies as to Payments of no more than $5.00; discrepancies as to origination dates of not more than 30 days; inclusion of additional parties other than the primary Obligor not listed in the Servicer's records or in the Contract Schedule and non-substantive typographical errors and other non-substantive minor errors of a clerical or administrative nature.

          (b) Subject to Section 7.11(d), in the event that any Pledged Contract
                         --------------
becomes a Defaulted Contract at any time after the Contract Grant Date for such Contract, the Borrower shall, prior to the occurrence of the Liquidation Trigger Date, on the first Settlement Date on which such Pledged Contract constitutes a Defaulted Contract, cause such Defaulted Contract to be released from the Primary Lien of this Credit Agreement by making all of the payments and allocations required to be made under Section 7.06(b) on such Settlement Date (a
                                      ---------------
"Defaulted  Contract  Release  Date");  provided,  that all of the  payments and
 ----------------------------------     --------
allocations  required to be made under Section  7.06(b) on such  Settlement Date
                                       ----------------
shall be made on the basis of a Borrowing Base calculation which gives effect to the status of all Pledged Contracts which became "Defaulted Contracts" prior to such Settlement Date.

          (c)  Subject  to  Section  7.11(d),  in  the  event  that,  as of  any
                            ---------------
Determination Date, (i) the Excess Concentration Reserve is greater than zero, prior to the occurrence of the Liquidation Trigger Date, the Borrower shall (A) prior to the next succeeding Settlement Date, identify (by reference to the Contract Schedule) or cause the Servicer to identify to the Collateral Agent, in writing, Pledged Contracts of a type or types the inclusion of which in the Contract Pool has given rise to the existence of such Excess Concentration Reserve (which Contracts shall consist of Pledged Contracts which are identified by the Borrower on a basis which is not adverse to any of EagleFunding, the Collateral Agent or the Deal Agent, and in an aggregate Principal Balance approximately equal to (but not greater than) the amount of such Excess Concentration Reserve (collectively, the "Overconcentration Contracts"), and (B)
                                          ---------------------------
cause such Overconcentration Contracts to be released from the Primary Lien of this Credit Agreement by making all of the payments and allocations required to be made under Section 7.06(b) on such Settlement Date (an "Overconcentration
                                                               -----------------
Contract  Release  Date");  provided,  that all of the payments and  allocations
-----------------------     --------
required to be made under Section  7.06(b) on such Settlement Date shall be made
                          ---------------
on the basis of a Borrowing Base calculation which gives effect to the subtraction of the Excess Concentration Reserve from the Borrowing Base on the Settlement Date; or

(ii) prior to the occurrence of an Event of Default, Borrower identifies Pledged Contracts (on a basis which is not adverse to any of EagleFunding, the Collateral Agent or the Deal Agent) the release of which from the Contract Pool will not result in a Borrowing Base Shortfall, O/C Shortfall or Spread Account Shortfall (the "Excess Collateral Contracts"), such Excess Collateral Contracts shall be released on the Settlement Date next succeeding such Determination Date (an "Excess Contract Release Date") from the Primary Lien of the Credit Agreement in accordance with Section 7.03(e) below; provided that all of the payments and allocations required to be made under 7.06(b) on such Settlement Date shall be made on the basis of a Borrowing Base calculation which gives effect to the removal of the Excess Collateral Contracts from the Borrowing Base on the Settlement Date.

          (d) Promptly after the occurrence of a Settlement Date constituting a Defective Contract Release Date, a Defaulted Contract Release Date, an Overconcentration Contract Release Date or an Excess Collateral Contract Release Date, the Servicer shall delete the relevant Defective Contracts, Defaulted Contracts or Overconcentration Contracts from the Contract Schedule and shall notify the Deal Agent to do the same with respect to the records and any computer files maintained by it; provided, however that in all events it shall
                                  --------   -------
be a condition precedent to the effectiveness of the release of any Pledged Contract pursuant to Section 7.11(a), (b) or (c) that the Borrower shall have
                               -------   ---    ---
delivered or caused the Servicer to have delivered to the Deal Agent, on the Business Day next succeeding such Settlement Date a certificate substantially in the form of Exhibit I hereto to the effect that (i) all of the
             ---------
payments  and  allocations  required  to be  made  under  Section  7.06  on such
                                                          -------------
Settlement Date from funds on deposit in the Collection Account shall have been made to the appropriate Persons, in full and in cash; and (ii) after giving effect to all of the payments and allocations required to be made under Section
                                                                         -------
7.06  on such  Settlement  Date,  there  is no  Borrowing  Base  Shortfall,  O/C
----
Shortfall or Spread Account Shortfall in existence. In connection with the release of a Defective Contract, Defaulted Contract, an Overconcentration Contract or an Excess Collateral Contract and the related Collateral hereunder, the Collateral Agent hereby appoints the Servicer as its agent and attorney-in-fact (which appointment shall be evidenced by a recorded power of attorney in the form attached hereto as Exhibit J, which pursuant to its terms
                                         ---------
is revocable at the option of the Collateral Agent upon written notice to the Servicer) to execute all documents necessary to evidence such release.

          (e) In connection with each release pursuant to Section 7.11(a),  (b),
                                                                  -------   ---
or (c),  and upon the  satisfaction  of the  conditions  precedent  set forth in
   ---
Section 7.11(d),  the Collateral Agent shall  automatically  and without further
---------------
action be deemed to consent to the transfer and assignment by Borrower to Servicer, without recourse, representation or warranty, of all the right, title and interest of Borrower in and to any Defective Contract, Defaulted Contract, Overconcentration Contract, Excess Collateral Contract or any other Collateral released pursuant to the terms thereof (including the interest in the underlying VOI or Lot), and all monies thereafter due or to become due with respect thereto, and all proceeds thereof and following such transfer and assignment by Borrower, Collateral Agent shall be deemed to have such interest in the released Collateral as is set forth in the Collateral Agency Agreement. The Collateral Agent shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Borrower to effect the conveyance of such released Collateral pursuant to this subsection.

          (f) The obligation of the Borrower to effect the release of any Defective Contract shall constitute the sole remedy hereunder respecing any breach of the representations and warranties set forth in Sections 4.01(y),
                                                              -----------------
4.02, or 4.03 available  hereunder to the Collateral  Agent on behalf of itself,
----     ----
the Deal Agent and EagleFunding;  provided,  however,  that this provision shall
                                  --------   -------
not limit in any way any rights of any of the Collateral Agent, the Deal Agent or EagleFunding (i) arising under Article XI, (ii) against any Person other than
                                  ----------
the Borrower, or (iii) in respect of any decrease in the Borrowing Base as a result of a Pledged Contract becoming a Defective Contract.

          (g) In the event the Deal Agent approves the sale of Pledged Contracts pursuant to Section 5.02(a), Collateral Agent shall, simultaneously with the consummation of such sale, execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by Borrower or Deal Agent to effect the conveyance of such Collateral to the purchaser thereof free and clear of the Primary Lien; provided however, that the proceeds of any such sale shall be applied in accordance with Section
7.06 hereof.

          SECTION 7.12. Remarketing Obligations.
                        -----------------------

          (a) FCI's Obligations. In the event that either (i)the Borrower fails
              -----------------
to effect, within one Business Day after a Settlement Date prior to which the Borrower or the Servicer has become aware (or otherwise received written notice) that any Pledged Contract has become a Defective Contract or a Defaulted Contract, the release of such Pledged Contract from the Primary Lien of this Credit Agreement pursuant to the terms of any of Sections 7.01(a), (b), and (c),
                                                 ---------------   ---     -
and  Section  7.01(d),  or (ii) a  Contract  becomes  a  Defaulted  Contract,  a
     ----------------
Defective Contract or an Overconcentration Contract at any time after the earlier of (A) the Liquidation Trigger Date, or (B) the Termination Date if either a Borrowing Base Shortfall, O/C Shortfall or a Spread Account Shortfall is in existence (based upon the Settlement Report prepared for the most recently ended Calculation Period):

     (x) the Servicer shall, to the extent permitted by the terms of the applicable Contract, at the sole cost and expense of the Servicer, enforce the Borrower's rights and remedies against, and realize upon and obtain on behalf of the Borrower, subject in all events to the Primary Lien, all of the relevant Obligor's right, title and interest in, to and under the related VOI or Lot (including, without limitation, such Obligor's right to possess the related VOI or Lot) without any legal or judicial process (except to the extent otherwise required by applicable law or pursuant to the terms of such Contract), and

     (y) FCI shall exercise its best efforts,  at its sole cost and expense,  to
(1) assist the Servicer in the performance of its obligations described under clause (x) above, and (2) remarket the VOI or Lot relating to such Defective Contract or Defaulted Contract pursuant to the terms and conditions of the Remarketing Agreement, and

     (z) the Collateral Agent hereby agrees to submit such VOI or Lot to the remarketing procedures described in the Remarketing Agreement, and, at the sole cost and expense of FCI, to take any and all other reasonable actions as may be reasonably requested by FCI under the terms of the Remarketing Agreement in order to facilitate the remarketing of such VOI or Lot.

          (b) Effect on Other  Provisions  of this  Agreement.  Each  Remarketed
              -----------------------------------------------
Contract transferred pursuant to the Remarketing Agreement by FCI and FAC to the Borrower, and Granted pursuant to the Remarketing Agreement by the Borrower to the Collateral Agent for the benefit of itself, the Deal Agent and EagleFunding shall be a "Pledged Contract", and shall therefore constitute part of the
"Contract Pool" for purposes of this Credit Agreement and the other Facility Documents and each reference to Pledged Contracts transferred "under the Receivables Purchase Agreement" or Granted hereunder (or words of similar effect) shall include Remarketed Contracts so transferred or Granted pursuant to the Remarketing Agreement; provided that the effect of the foregoing clause is
                             --------
specifically qualified to the extent specifically set forth below:

          (i) The Eligible Contract Pool Principal Balance shall be determined without giving effect to the existence of Remarketed Contracts. For purposes of determining whether or not a Remarketed Contract constitutes an "Eligible Contract" for any other purposes of this Credit Agreement (including, by way of example and not limitation, in order to determine whether or not the representation set forth in Section 4.02(a) has been breached with respect to a
                             ---------------
Remarketed Contract), the definition of Eligible Contract shall be deemed not to include clauses (f) or (x) thereof.

          (ii) For the purposes of this Credit Agreement, the applicable "Cut-Off Date" of a Remarketed Contract shall be the date of such Contract's origination by FCI.

In addition, promptly after the Grant of any Remarketed Contract to the Collateral Agent pursuant to the terms of the Remarketing Agreement, the Servicer shall add such Remarketed Contract to the Contract Schedule and shall notify the Collateral Agent to do the same with respect to the records and any computer file maintained by it.

                                ARTICLE VIII

                               THE DEAL AGENT

     Section 8.01.  Authorization and Action.  EagleFunding  hereby appoints and
                    ------------------------
authorizes the Deal Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement as are delegated to the Deal Agent by the terms hereof, together with such powers as are reasonably incidental thereto.

     SECTION 8.02. Deal Agent's Reliance, Etc. Neither the Deal Agent nor any of
                   --------------------------
its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Deal Agent under or in connection with this Credit Agreement (including, without limitation, any action taken or omitted to be taken by it or them if the Deal Agent is designated as Servicer pursuant to Section 11.02) or any other agreement executed pursuant hereto,
            --------------
except for its or their own negligence or willful malfeasance or misfeasance. Without limiting the foregoing, the Deal Agent: (i) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any

Person and shall not be responsible to any other Person for any statements, warranties or representations made in or in connection with this Credit
Agreement or in connection with any of the other agreements executed pursuant hereto; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Credit Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (iv) shall not be responsible to EagleFunding or any other Person for the due execution, legality, validity, enforceability, genuineness or sufficiency of value of this Credit Agreement or any other agreement, instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Credit Agreement or any other agreement executed pursuant hereto, by acting upon any notice (including notice by telephone with respect to notices under Section 2.03), consent,
                                                       -------------
certificate or other instrument or writing (which may be by telex or facsimile) believed by it to be genuine and signed or sent by the proper party or parties. Notwithstanding anything in this Section 8.02 to the contrary, the foregoing
                                  ------------
provisions  of this  Section  8.02  shall not run in favor of the Deal  Agent in
                     -------------
connection with any claim against the Deal Agent made by EagleFunding.

     SECTION  8.03.  Deal Agent and  Affiliates.  With respect to any  interests
                     --------------------------
which may be assigned by EagleFunding to BKB pursuant to Section 14.04, BKB shall have the same rights and powers under this Credit Agreement as would EagleFunding if it were holding such interests and may exercise the same as though BSI were not the Deal Agent. BKB and its Affiliates may generally engage in any kind of business with the Borrower, any Originator or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Borrower, any Originator or any Obligor or any of their respective Affiliates, all as if BKB were not the Deal Agent and without any duty to account therefor to EagleFunding or any Liquidity Provider.

     SECTION 8.04.  Resignation of the Deal Agent.  The Deal Agent may resign as
                    -----------------------------
Deal Agent hereunder at any time by giving not less than five (5) Business Days' prior written notice to EagleFunding, the Borrower, the Servicer and the Custodian, such resignation to be effective on the earlier of (i) the appointment and acceptance of a successor Deal Agent as provided below and (ii) the 30th day following delivery of such notice. Upon any such resignation, EagleFunding shall appoint a financial institution of its choosing as Deal Agent. Following the appointment of a successor Deal Agent and such successor Deal Agent's acceptance thereof, such successor Deal Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Deal Agent as Deal Agent hereunder, and the resigning Deal Agent shall be discharged from its duties and obligations as Deal Agent hereunder. After the Deal Agent's resignation, the provisions of this Article VIII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Deal Agent.

                                  ARTICLE IX

                           SERVICING OF CONTRACT POOL
                           --------------------------

          SECTION 9.01. Responsibility for Contract Administration. The Servicer
                        ------------------------------------------
shall manage, administer, service and make collections on the Pledged Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligors, on behalf of EagleFunding, the Deal Agent, the Collateral Agent and the Borrower (provided that nothing herein
                                                    --------
or in any of the other Facility Documents shall constitute, or be deemed to constitute, an acceptance or assumption on the part of any of EagleFunding, the Deal Agent or the Collateral Agent of any obligations arising under the Contracts whatsoever, whether in favor of the Obligor thereof or any other Person). Without limiting the generality of the foregoing, but subject to all other provisions hereof, the Servicer may request a power of attorney from the Collateral Agent, and the Collateral Agent shall grant to the Servicer a limited power of attorney in the form of that given FCI by the Nominee under the Title Clearing Agreements (and revocable at any time at the option of the Collateral
Agent by telephonic notice to the Servicer), executed and delivered by the Collateral Agent to the Servicer, to execute and deliver and be authorized and empowered by the Collateral Agent to execute and deliver, any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Contracts, any Mortgages and the VOIs and Lots, but only to the extent deemed useful or necessary by the Servicer.

          The Collateral Agent, at the request of a Servicing Officer, shall furnish the Servicer with any reasonable documents or take any action reasonably requested, which is necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. FAC is hereby appointed the Servicer until such time as any Servicer Transfer shall be effected under
Article XI.
----------

          SECTION 9.02. Standard of Care. In managing, administering,  servicing
                        ----------------
and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with Customary Practices and the Credit Standards and Collection Policies.

          SECTION 9.03.  Records.  The Servicer  shall,  during the period it is
                         -------
Servicer hereunder, maintain such books of account, computer data files and other Records as will enable the Deal Agent and the Collateral Agent to determine the status of each Pledged Contract and will enable each Pledged Contract to be serviced, in accordance with the terms of this Agreement, by a Successor Servicer following a Service Transfer.

          SECTION 9.04. Inspection.
                        ----------

          (a) Inspection of Servicer.  Each of the Borrower,  EagleFunding,  the
              ----------------------
Deal Agent, the Collateral Agent, and their respective representatives shall at all times upon reasonable prior notice have full and reasonable access during regular business hours to all offices and Records of the Servicer, and in the event that the Servicer is FAC, of FCI (wheresoever located, including, without limitation, any repository used by the Servicer on the Borrower's behalf, to store the computer tapes constituting the Servicer's Daily Report), as appropriate to verify the Servicer's (and FCI's) compliance with this Agreement, and each of the Borrower, EagleFunding, the Deal Agent and the Collateral Agent and their representatives may examine and audit the same, and make photocopies and computer tape replicas thereof, and each of the Servicer and FCI agrees to render to the Borrower, EagleFunding, the Deal Agent and the Collateral Agent and their representatives, at the Servicer's or FCI's sole cost and expense, respectively, such clerical and other assistance as may be reasonably requested with regard thereto. The Borrower, EagleFunding, the Deal Agent and the Collateral Agent and their respective representatives shall also have the right to discuss the Servicer's and FCI's affairs with the officers of the Servicer and FCI and the Servicer's and FCI's independent accountants and to verify under appropriate procedures the validity, amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral. The number and frequency of any such audits shall be limited to such number and frequency as shall be reasonable in the exercise of the Collateral Agent's reasonable commercial judgment. Each such audit shall be at the sole expense of the Borrower (subject to the Borrower's right under the Receivables Purchase Agreement to recover such expenses from the Seller and FCI).

          (b) Confidential Information.  Each of the parties hereto agrees that,
              ------------------------
to the extent that any information obtained by any of EagleFunding, the Deal Agent and the Collateral Agent or any of their respective representatives pursuant to Section 9.04(a) shall be Confidential Information, such Person may
            --------------
only disclose such Confidential Information to (i) such Person's and its Affiliates' directors, officers, employees, agents, trustees and professional consultants, (ii) any assignee or participant, or proposed assignee or participant with respect to all or any part of such Person's interests with respect to all or any part of the transactions contemplated hereby and by the other Facility Documents, (iv) any governmental or quasi-governmental authority having jurisdiction over such Person, (v) any rating agency, (vi) any credit enhancer, provider of reinsurance, provider of a letter of credit or provider of liquidity, or prospective credit enhancer, provider of reinsurance, provider of a letter of credit or provider of liquidity with respect to all or any part of the transactions contemplated hereby and by the other Facility Documents, (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (1) in compliance with any law, rule, regulation or order applicable to such Person (2) in response to any subpoena or other legal process, (3) in connection with any litigation to which such Person is or may become a party, (4) in order to protect such Person's rights, title and interest in and to the Collateral and in the transactions contemplated hereby and by the other Facility Documents, or (5) as required by law or regulation in connection with the sale of securities of any such Person.

          (c) Contract Schedule.  At all times during the term hereof,  promptly
              -----------------
upon the request of the Deal Agent or the Collateral Agent, deliver an updated copy of the Contract Schedule to the Deal Agent or the Collateral Agent, as the case may be.

          SECTION 9.05. Enforcement.
                        -----------

          (a) The Servicer will,  consistent with Section 9.02, act with respect
                                                  ------------
to the Pledged Contracts in such manner as will maximize the receipt of Collections in respect of such Pledge Contracts.

          (b) The Servicer may sue to enforce or collect upon Pledged Contracts, in its own name, if possible, or as agent for the Borrower. If the Servicer elects to commence a legal proceeding to enforce a Pledged Contract, the act of commencement shall be deemed to be an automatic assignment of the Pledged Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Pledged Contract on the grounds that it is not a real party in interest or a holder entitled to enforce the Pledged Contract, the Collateral Agent (or its designee) on behalf of the Borrower shall, at the Servicer's expense, take such steps as the Servicer and the Collateral Agent may mutually agree are necessary to enforce the Pledged Contract, including bringing suit in its name or the name of the Borrower. The Servicer shall provide to the Collateral Agent reasonable security or indemnity against the costs, expenses and liabilities which may be incurred thereby.

          (c) The Servicer, upon obtaining the prior written consent of the Collateral Agent, may grant to the Obligor on any Pledged Contract any rebate, refund or adjustment out of the Collection Account that the Servicer in good faith believes is required as a matter of law; provided that, on any Business
                                                 --------
Day on which such rebate, refund or adjustment is to be paid hereunder, such rebate, refund or adjustment shall only be paid to the extent of funds otherwise available for distribution from the Collection Account pursuant to Section
                                                                         -------
7.06(b)(x) or the proviso of Section 7.06(d)(xii), as applicable.
---------         -------    --------------------

          (d) The Servicer will not permit any modification, amendment, waiver, rescission or cancellation of any Pledged Contract by the Obligor, whether for any reason relating to a negative change in the related Obligor's creditworthiness or inability to make any payment under the Pledged Contract or otherwise, without the prior written consent of the Collateral Agent;

provided,  however,  that the following  modifications  may be made to a Pledged
--------   -------
Contract from time to time: (i) extensions which are Permitted Deferrals, (ii) amendments, entered into in accordance with Customary Practices and Credit Standards and Collections Policies, which do not reduce the amount or extend the maturity of required Payments and (iii) modifications in the applicability of a PAC (which modification will, among other things, result in a change in the relevant Contract Rate).

          SECTION  9.06.  Collateral  Agent  to  Cooperate.  Upon  request  of a
                          --------------------------------
Servicing Officer, but subject to all other provisions hereof, the Collateral Agent shall perform such other acts as are reasonably requested by the Servicer (including, without limitation, the execution of documents) and otherwise cooperate with the Servicer upon the reasonable request of the Servicer in enforcement of rights and remedies of each of EagleFunding, the Collateral Agent and the Deal Agent with respect to Pledged Contracts.

          SECTION 9.07. Other Matters Relating to the Servicer.  The Servicer is
                        --------------------------------------
hereby authorized and empowered (i) to make withdrawals from time to time from the Collection Account when specifically permitted pursuant to the terms of
Section 7.06 and the Collection Account  Agreement,  but only to the extent that
------------
the Deal Agent has not otherwise instructed the Collection Account Bank in accordance with the terms hereof and of the Collection Account Agreement, (ii) to advise the Deal Agent in connection with the amount of permitted withdrawals from the Collection Account and the Spread Account in accordance with the provisions hereof, (iii) to the extent permitted pursuant to the other terms and conditions of this Agreement, to execute and deliver, on behalf of the Borrower, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Pledged Contracts and, after the delinquency of any Pledged Contract and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Pledged Contract including, without limitation, the exercise of rights under any power-of-attorney granted in any Pledged Contract and (iv) to make any filings, reports, notices, applications, registrations with, and to seek any authorization from the Securities and Exchange Commission and any state securities authority on behalf of the Borrower as may be necessary or advisable to comply with any federal or state securities or reporting requirements laws.

          SECTION  9.08.  Servicer  Insurance   Coverage.   The  Servicer  shall
                          ------------------------------
maintain, and shall cause FCI to maintain, separate errors and omissions coverage insuring the Collateral Agent's, the Deal Agent's and EagleFunding's respective risks against loss through errors of the Servicer's, the Borrower's or FCI's officers and employees involved in the servicing of Contracts covering such actions and in an amount no less than $2,000,000 per occurrence and naming the Deal Agent for the benefit of itself, the Collateral Agent and EagleFunding, as a loss payee. The Servicer shall also maintain, and shall cause FCI to maintain, a separate fidelity bond coverage insuring the Collateral Agent's, the Deal Agent's, EagleFunding's respective risks against losses through wrongdoing of the Servicer's or FCI's officers and employees involved in the servicing of Contracts covering such actions and in an amount no less than $2,000,000 per occurrence and naming the Deal Agent, for the benefit of itself, the Collateral Agent and EagleFunding, as an additional loss payee. Each such insurance policy required pursuant to this Section 9.08 shall provide for written notice to the
                           ------------
Deal Agent by the insurer at least 30 days prior to the cancellation of such insurance. Evidence reasonably satisfactory to the Deal Agent of all renewals or replacements necessary to maintain such insurance from time to time in force shall be delivered by the Servicer to the Deal Agent prior to the expiration date of the then current insurance policy.

          SECTION  9.09.  Servicing   Compensation.   As  compensation  for  its
                          ------------------------
servicing activities hereunder, the Servicer shall be entitled to receive, on the Settlement Date next succeeding the end of each Calculation Period (the "Servicing Fee Payment Date"), the servicing fee (the "Servicing Fee") which
 ---------------------------                              --------------
shall be equal to (a) one twelfth the product of 1.00% times the  Contract  Pool
                                                       -----
Principal Balance  determined as of the end of such Calculation  Period plus (b)
                                                                        ----
the Borrower's proportionate share of the fees and expenses payable to the Custodian under the Custodial Agreement.

          SECTION 9.10. Costs and Expenses.  (a) The costs and expenses incurred
                        ------------------
by the Servicer in carrying out its duties hereunder, including without limitation the fees and expenses incurred in connection with the enforcement of Pledged Contracts, shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder.

          (b) The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and maintenance of perfection, as against all third parties, of all of the right, title and interest of each of the Collateral Agent, the Deal Agent and EagleFunding, in and to the Collateral to the extent that such payments and disbursements are not made by the Borrower in accordance with Section 7.03.
     ------------

          SECTION 9.11. Servicer Representations and Warranties. FAC, as initial
                        ---------------------------------------
Servicer, hereby makes, and each Successor Servicer by acceptance of its appointment hereunder shall make, the following representations and warranties,
(1) in the case of the initial Servicer, as of the Effective Date, (2) in the case of any Successor Servicer, the date of such appointment, and (3) in any case, (x) as of each Contract Grant Date and (y) (other than in the case of the representation set forth in subsection (h) below) on and as of the commencement of each Interest Period occurring hereunder, to each of EagleFunding, the Collateral Agent and the Deal Agent:

          (a)  Due   Incorporation   and  Good  Standing.   The  Servicer  is  a
               -----------------------------------------
corporation, state banking corporation or national banking association duly organized, validly existing and in good standing under the applicable laws of its jurisdiction of organization or incorporation and has, in all material respects, full corporate power and authority and legal right to own its properties and conduct its business (including the servicing of Contracts) as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under each of the Facility Documents to which it is a party. The Borrower is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Pledged Contracts in accordance with the terms of this Credit Agreement requires such qualification, except where failure to qualify or to obtain such licenses and approvals would not have a Material Adverse Effect.

          (b) Due  Authorization  and No Conflict.  The execution,  delivery and
              -----------------------------------
performance by the Servicer of each of the Facility Documents to which it is a party, and the consummation of each of the transactions contemplated hereby and thereby, have in all cases been duly authorized by the Servicer by all necessary corporate action, and do not contravene (i) the Servicer's charter or by-laws,
(ii) any law, rule or regulation applicable to the Servicer, (iii)any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Servicer or its property or (iv)any order, writ, judgment, award, injunction or decree binding on or affecting the Servicer or its property. Each of the Facility Documents to which the Servicer is a party have been duly executed and delivered on behalf of the Servicer.

          (c)  Governmental and Other Consents.  All approvals,  authorizations,
               -------------------------------
consents, orders or other actions of, and all registration, qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery by the Servicer of any of the Facility Documents to which it is a party, the consummation of the transactions contemplated hereby or thereby, the performance of and the compliance with the terms hereof or thereof, have been obtained, except where the failure so to do would not have a Material Adverse Effect.

          (d)  Enforceability  of  Facility  Documents.  Each  of  the  Facility
               ---------------------------------------
Documents to which the Servicer is a party have been duly and validly executed and delivered by the Servicer and constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their respective terms, except as enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

          (e) No Litigation.  There are no proceedings or investigations pending
              -------------
or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Credit Agreement or any of the other Facility Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Credit Agreement or any of the other Facility Documents, (iii) seeking any determination or ruling that would adversely affect the performance by the Servicer of its obligations under this Credit Agreement or any of the other Facility Documents, (iv) seeking any determination or ruling that would adversely affect the validity or enforceability of this Credit Agreement or any of the other Facility Documents, or (v) seeking any determination or ruling that would, if adversely determined, be reasonably likely to have a Material Adversely Effect.

          (f) Daily  Reports  and  Borrowing  Certificates.  Each Daily  Report,
              --------------------------------------------
Settlement Report, Borrowing Base Certificate and any other report or certificate delivered by the Servicer pursuant to this Credit Agreement shall be true and correct in all material respects as of the date such report or certificate is delivered.

          (g)  Servicer  Default.  No  Servicer  Default  has  occurred  and  is
               -----------------
continuing.

          (h) No Material  Adverse  Effect.  No event or  circumstance  having a
              ----------------------------
Material Adverse Effect has occurred since the Balance Sheet Date.

          The  representations  and  warranties  set forth in this Section 9.11
                                                                   ------------
shall survive the Grant of Pledged Contracts to the Collateral Agent. Upon a discovery by the Borrower, the Servicer or the Collateral Agent of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other such parties and the Deal Agent.

          SECTION 9.12. Additional Covenants of the Servicer. From the Effective
                        ------------------------------------
Date until the later of the Termination Date or the Collection Date, unless the Deal Agent shall otherwise consent in writing:

          (a) Change in Payment Instructions to Obligors. The Servicer shall not
              ------------------------------------------
add or terminate  any bank as a Lock-Box  Bank from those listed in Exhibit E or
                                                                    ---------
make any change in its instructions to Obligors regarding payments to be made to any Lock-Box Bank, unless the Deal Agent shall have received (i) 30 Business Days' prior notice of such addition, termination or change and (ii) prior to the effective date of such addition, termination or change, (x) executed copies of Lock-Box Agreements executed by each new Lock-Box Bank, the Borrower and the Deal Agent (and, at the option of the Deal Agent, the Servicer) and

(y) copies of all agreements and documents signed by either the Borrower or the respective Lock-Box Bank with respect to any new Lock-Box Account.

          (b) Collections.  If the Servicer shall receive any  Collections,  the
              -----------
Servicer shall hold such Collections in trust for the benefit of the Deal Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following Borrower's receipt thereof, and (ii) if any of FAC, FCI or the Borrower receives any Collections, the Servicer shall cause FAC, FCI or the Borrower, as the case may be, to hold such Collections in trust for the benefit of the Deal Agent and deposit such Collections into a Lock-Box Account or the Collection Account within one Business Day following such Person's receipt thereof.

          (c) Compliance  with  Requirements of Law. The Servicer shall maintain
              -------------------------------------
in  effect  all   qualifications   required  under  all  relevant  laws,  rules,
regulations and orders in order to service each Pledged Contract and shall comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties, and the servicing of the Pledged Contracts (including, without limitation, the laws, rules and regulations of each state governing the sale of time share contracts).

          (d)  Protection  of Rights.  The  Servicer  shall take no action which
               ---------------------
would impair in any material respect the rights of any of the Collateral Agent, the Deal Agent and EagleFunding in the Collateral.

          (e) Credit  Standards  and  Collection  Policies.  The Servicer  shall
              --------------------------------------------
comply in all material respects with the Credit Standards and Collection Policies and Customary Practices in regard to each Pledged Contract.

          (f) Notice to Obligors. The Servicer shall ensure that the Obligor of each Contract either

          (1) shall have been instructed, pursuant to the Servicer's routine distribution of a periodic statement to such Obligor next succeeding

          (A) any Contract Grant Date, or

          (B) the day on which a PAC ceased to apply to such Contract, in the case of a Pledged Contract formerly subject to a PAC,

but in no event later than the then next succeeding due date for Payment under the related Pledged Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement, or

     (2) has entered into a PAC, pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Borrower has, and has caused each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account.

          (g) Relocation of Servicer. The Servicer shall give the Deal Agent and
              ----------------------
the Collateral Agent at least 30 days prior written notice of any relocation of any office from which it services Contracts or keeps records concerning the Pledged Contracts or of its principal place of business and chief executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statement or amendments as may be necessary to continue the perfection of the Collateral Agent's security interests in the Pledged Contracts, and Related Collateral and the proceeds thereof. The Servicer shall at all times maintain each office from which it services Contracts and its principal place of business and chief executive office within the United States of America.

          (h)  Instruments.  The  Servicer  shall not remove any  portion of the
               -----------
Collateral that consists of money or is evidenced by an instrument, certificate or other writing (including any Contract) from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to
Section  5.01(j) (or from the  jurisdiction in which it was held as described in
----------------
the Opinion of Counsel delivered at the Effective Date if no Opinion of Counsel has yet been delivered pursuant to Section 5.01(j)) unless the Deal Agent shall
                                    ---------------
have first received an Opinion of Counsel to the effect that the Primary Lien created by this Credit Agreement with respect to such property will continue to be maintained after giving effect to such action or actions; provided, however,
                                                             --------   -------
that each of the Collateral Agent and the Servicer may remove Pledged Contracts from such jurisdiction to the extent necessary to satisfy any requirement of law or court order, in all cases in accordance with the provisions of the Custodial Agreement and Section 5.01(n).
              ---------------

          (i) Contract Schedule.  The Servicer shall promptly amend the Contract
              -----------------
Schedule to reflect terms or discrepancies that become known to the Servicer after the Effective Date.

          (j) Segregation of Collections. The Servicer shall prevent the deposit
              --------------------------
into any of the Lock-Box Accounts, the Collection Account, or the Spread Account of any funds other than Collections in respect of the Pledged Contracts,(provided that this covenant shall not be breached to the extent that
           --------
items of payment, which are not material in the aggregate, have been mistakenly forwarded by an Obligor directly to any of FCI, FAC or any of their respective Affiliates, or deposited into a lock-box account maintained for the benefit of BKB under its credit arrangements with FCI and FAC) and, to the extent that any such funds are nevertheless deposited into any of such Lock-Box Accounts, the Collection Account or the Spread Account, promptly segregate such funds and provide for the remittance of such funds to the owner thereof.

          (k)  Terminate  or Reject  Contracts.  Without  limiting  anything  in
               -------------------------------
Section 5.02(b), the Servicer shall not terminate or reject any Pledged Contract
--------------
prior to the end of the term of such Contract, whether such rejection or early termination is made pursuant to an equitable cause, statute, regulation, judicial proceeding or other applicable law (including, without limitation,
Section 365 of the Bankruptcy Code), unless prior to such termination or rejection, such Pledged Contract and any related Collateral have been released from the Primary Lien (x) pursuant to Section 7.11, or (y) pursuant to Section
                                      -------------                     -----
7.12  in  connection  with  the  satisfaction  of  the  remarketing  obligations
----
described therein.

          (l) Change in Business or Credit and Collection  Policy.  The Servicer
              ---------------------------------------------------
shall not make any change in the Credit Standards and Collection Policies, or deviate from the exercise of Customary Practices, which change or deviation would materially impair the value or collectibility of any Pledged Contract.

          (m)  Keeping of  Records  and Books of  Account.  The  Servicer  shall
               ------------------------------------------
maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Pledged Contracts in the event of the destruction or loss of the originals thereof) and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pledged Contracts (including, without limitation, records adequate to permit the daily identification of all Collections with respect to, and adjustments of amounts payable under, each Pledged Contract).

          SECTION 9.13. Advances by Servicer. On or before the close of business
                        --------------------
on the Business Day prior to each Settlement Date and each Interest Payment Date, the Servicer shall deposit in the Collection Account an amount equal to Servicer Advances then due; provided, however, such a Servicer Advance will only
                            --------  -------
be required to be deposited by the Servicer if there are insufficient funds in the Collection Account to pay amounts then owing to the Collateral Agent, the Deal Agent or EagleFunding, upon application of such funds in accordance with payment priorities contained in Sections 7.06(b), (c) and (d) of this Credit
                                  -----------------   ---     ---
Agreement;  and provided  further,  the Servicer  shall only be required to make
                --------  -------
such a Servicer Advance if the Servicer in good faith believes that such Servicer Advance, if made, would not be a Nonrecoverable Advance. Servicer Advances, if any, will be for specific Delinquent Contracts which the Servicer identifies.

          SECTION 9.14. FCI and the Servicer.
                        --------------------

          (a) Agent for the  Servicer.  The  Servicer  (to the  extent  that the
              -----------------------
Servicer is FAC) may, and is hereby authorized to, perform any of its servicing responsibilities through FCI, in its capacity as agent for the Servicer, and FCI shall have all the rights and powers of the Servicer with respect to the Pledged Contracts under this Credit Agreement, but the Servicer shall not thereby be released from any of its obligations under this Credit Agreement. Notwithstanding the performance of any of its obligations hereunder by FCI, the Servicer shall remain obligated and liable to each of EagleFunding, the Collateral Agent and the Deal Agent, for the servicing of the Pledged Contracts in accordance with the provisions of this Credit Agreement, without any diminution of such obligation or liability by virtue of such performance by FCI. The fees and expenses of FCI in its capacity as agent for the Servicer shall be as agreed between the Servicer and FCI from time to time and none of EagleFunding, the Collateral Agent or the Deal Agent shall have any responsibility therefor.

          (b) Guaranty of Servicer  Obligations.  (i) FCI hereby irrevocably and
              ---------------------------------
unconditionally guarantees to each of the Collateral Agent, the Deal Agent and EagleFunding, the due and punctual performance by FAC of all of its obligations in its capacity as Servicer hereunder (collectively, the "FAC Servicer
                                                                   -------------
Obligations").
-----------

          (ii) It shall not be a condition to the accrual of the obligations of FCI hereunder that the Deal Agent or any other Person shall have first made any request of or demand upon or given any notice to FAC or have initiated any action or proceeding against FAC in respect thereof. The Deal Agent may proceed to enforce the obligations of FCI under the foregoing paragraph without first pursuing or exhausting any right or remedy which any of the Collateral Agent, the Deal Agent or EagleFunding, may have against FAC or any other Person, the Collateral or any other property.

          (iii) FCI  hereby  agrees  that its  obligations  under  this  Section
                                                                         -------
9.14(b)   shall   be   unconditional,   irrespective   of  (A)   the   validity,
-------
enforceability, avoidance, subordination, discharge, or disaffirmance by any Person (including a trustee in bankruptcy) of the FAC Servicer Obligations, any Pledged Contract or any of the other Collateral, (B)the absence of any attempt to collect any Payments from the Obligor related thereto or any guarantor, or to collect the FAC Servicer Obligations from FAC or any other Person, (C)the waiver, consent, extension, forbearance or granting of any indulgence by any of the Collateral Agent, the Deal Agent or EagleFunding, with respect to any provision of any instrument evidencing the FAC Servicer Obligations or any Pledged Contract, (D) any change of the time, manner or place of performance of, or in any other term of any of the FAC Servicer Obligations or any Pledged Contract, including without limitation, any amendment to or modification of any of the

Facility Documents, (E) any law, regulation or order of any jurisdiction affecting any term of any of the FAC Servicer Obligations, any Pledged Contract, or rights of any of the Collateral Agent, the Deal Agent or EagleFunding, (F) the failure by any of the Collateral Agent, the Deal Agent or EagleFunding to take any steps to perfect and maintain perfected its respective interest in any Collateral, (G) any exchange or release of any Collateral or other property in which an interest was acquired pursuant to the Facility Documents, (H) any failure to obtain any authorization or approval from, or to notify or file with, any governmental authority or regulatory body, which authorization, approval, notification or filing was required in connection with the performance of the obligations of FAC or FCI hereunder or (I) any impossibility or impracticability of performance, illegality, force majeure, any act of government, or other circumstances which might constitute a defense available to, or a discharge of, the FAC Servicer Obligations or any of FCI's obligations hereunder, or any other circumstance, event or happening whatsoever whether foreseen or unforeseen and whether similar to or dissimilar to anything referred to above, or (J) any termination of FAC as Servicer, and appointment of a Successor Servicer.

          (iv) FCI hereby waives promptness, diligence, notice of default by FAC, notice of the incurrence of any FAC Servicer Obligations and any other notice with respect to any of the FAC Servicer Obligations and the Facility Documents and any other document related thereto. FCI hereby warrants that its has adequate means to obtain from FAC on a continuing basis, all information concerning the financial condition of FAC and the Collateral, and that it is not relying any of the Collateral Agent, the Deal Agent or EagleFunding to provide such information either now or in the future.

          (v) FCI further agrees that:

          (A) its obligations under this Section 9.14(b) shall not be limited by
                                         ---------------
any valuation, estimation or disallowance made in connection with any proceedings involving FAC filed under the Bankruptcy Code (whether pursuant to Section 502 thereof or any other section thereof); and

          (B) neither the Deal Agent nor the Collateral Agent shall be under any obligation to marshall any assets in favor of or against or in payment of any or all of the FAC Servicer Obligations.

          (vi) FCI hereby waives all set-offs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of or reliance upon this Credit Agreement. FCI's obligations under this Section 9.14(b) shall
                                                           ---------------
not be limited if any of the Collateral Agent, the Deal Agent or EagleFunding, is precluded for any reason (including without limitation, the application of the automatic stay under Section 362 of the Bankruptcy Code) from enforcing or exercising any right or remedy with respect to the FAC Servicer Obligations.

          (vii) FCI hereby agrees not to exercise or assert any rights which it may acquire by way of subrogation under this Section 9.14(b), if any, unless and
                                             ---------------
until all of the FAC Servicer Obligations shall have been paid and/or performed in full and in cash. If any payment shall be made to FCI on account of any subrogation rights at any time prior to the occurrence of the events described in the preceding sentence, each and every amount so paid will be held in trust for the benefit of the Collateral Agent, the Deal Agent or EagleFunding and forthwith be paid to the Deal Agent to be credited and applied to the FAC Servicer Obligations to the extent then unsatisfied, in accordance with the terms of this letter of undertaking or any document delivered in connection therewith.

          (viii) The  agreements of FCI in this Section  9.14(b) shall remain in
                                                ----------------
full force and effect until all of the FAC Servicer Obligations shall have been performed in full; provided that to the extent that FAC makes a payment,
                      --------
transfer or deposit to any of the Borrower, the Collateral Agent, the Deal Agent or EagleFunding, which payment, transfer or deposit (or any part thereof) is subsequently invalidated, declared to be fraudulent or preferential or set aside and required to be repaid to FAC, its estate, trustee or receiver or any other Person, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the agreements of FCI hereunder in respect of such FAC Servicer Obligations or part thereof which had been so repaid, shall be reinstated and continued in full force and effect as of the date such initial payment, transfer or deposit occurred.

          (ix) FCI acknowledges that (i) performance of all of the terms contained in this Section 9.14(b) is necessary, and (ii) substantial performance
                  ---------------
shall not be deemed sufficient performance. In addition, FCI consents to an award of specific performance if sought by the Deal Agent in the event a court of competent jurisdiction determines a breach of any of its obligations hereunder to have occurred.

          (x) In the  event  that,  notwithstanding  anything in this  Section
                                                                       -------
9.14(b) to the contrary,  FCI has the right under  applicable  law to revoke its
------
obligations hereunder, this Credit Agreement shall continue in full force and effect until a written revocation executed by FCI, specifically referring to this Section 9.14(b), is received by the Deal Agent at its address for notice
      ----------------
set forth herein. Any such revocation shall not affect the rights of any of the Collateral Agent, the Deal Agent or EagleFunding hereunder with respect to any of the FAC Servicer Obligations (including without limitation any FAC Servicer Obligations which are contingent or unmatured) which arose on or prior to the date on which the above-referenced revocation was received by the Deal Agent.

          (c) Management of  Developments.  FCI hereby covenants and agrees that
              ---------------------------
from the Effective Date until the later of the Termination Date or the Collection Date, it shall

          (i) with respect to Developments where FCI or any Subsidiary of FCI maintains primary or substantial responsibility for management, administration or other services of a similar nature, whether by way of contract or pursuant to any relevant VOI Regime, do or cause to be done all things necessary to maintain each such Development (including, without limitation, all grounds, waters and improvements thereon) in at least as good condition, repair and working order as would be customary for prudent managers of similar time share properties; and

          (ii) with respect to Developments where FCI or any Subsidiary of FCI does not maintain primary or substantial responsibility for management, administration or other services of a similar nature, do or cause to be done all things which it may accomplish with a reasonable amount of cost or effort, consistent with its relationship (whether contractual or otherwise) with the Person having such primary or substantial responsibility for management, administration or other services), in order to maintain each such Development (including, without limitation, all grounds, waters and improvements thereon) in at least as good condition, repair and working order as would be customary for prudent managers of similar time share properties.

          (d)  Management of FairShare Plus Program.  FCI hereby  covenants that
               ------------------------------------
from the Effective Date until the later of the Termination Date or the Collection Date, it shall perform all of its duties and responsibilities related to the operation and management of the FairShare Plus Program, as described more fully in the FairShare Plus Agreement.

          SECTION  9.15.  The  Servicer not to Resign.  The  Servicer  shall not
                          ---------------------------
resign from the obligations and duties hereby imposed on it hereunder except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which can be taken to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer pursuant to clause (i) hereof shall be evidenced by an Opinion of Counsel to such effect delivered to the Deal Agent. No such resignation shall be effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 11.02 hereof.
                                               -------------

          SECTION  9.16.  Merger  or  Consolidation  of,  or  Assumption  of the
                          ------------------------------------------------------
Obligations of Servicer.
-----------------------

          The Servicer shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia and, if the Servicer is not the surviving entity, shall expressly assume by an agreement supplemental hereto, executed and delivered to the Deal Agent in form satisfactory to the Deal Agent, the performance of every covenant and obligation of the Servicer hereunder;

          (ii) the Servicer has delivered to the Deal Agent an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this
Section 9.16, and all conditions  precedent provided for herein relating to such
------------
transaction have been satisfied;

          (iii)   the  Deal   Agent  has   expressly   approved   such   merger,
consolidation, conveyance or transfer; and

          (iv) immediately prior to and after the consummation of such merger, consolidation, conveyance or transfer, no event which, with notice or passage of time or both, would become a Servicer Event of Default under the terms of this Agreement shall have occurred and be continuing.

          SECTION  9.17.  Examination  of Records.  Each of the Borrower and the
                          -----------------------
Servicer shall clearly and unambiguously identify each Pledged Contract in its respective computer or other records to reflect that such Pledged Contract has been Granted to the Collateral Agent pursuant to this Agreement. Each of the Borrower and the Servicer shall, prior to the sale or transfer to a third party of any Contract similar to the Pledged Contracts held in its custody, examine its computer and other records to determine that such Contract is not a Pledged Contract.

                                  ARTICLE X

                          EVENTS OF DEFAULT; REMEDIES
                          ---------------------------

          SECTION 10.01.  Events of Default.  Each of the following events shall
                          -----------------
constitute a "Event of Default" within the meaning of this Credit Agreement:
              ----------------

          (a) The occurrence of a Servicer Default; or

          (b) The Borrower, the Servicer (if the Servicer is FAC or any Affiliate thereof) or FCI shall fail to make any payment or deposit to be made by it when due hereunder, and, solely in the case of any such payments, or deposits, which do not constitute payments or deposits of principal or interest on the EagleFunding Loans, such failure shall remain unremedied for three Business Days after written notice from the Deal Agent; or

          (c) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in Sections 5.01 or 5.02, which failure
                                        --------------     ----
described in this subsection (c) shall remain unremedied for five Business Days after written notice from the Deal Agent; or

          (d) Any representation or warranty made or deemed to be made by the Borrower, or any of its officers or employees, under or in connection with this Credit Agreement, any other Facility Document, any Settlement Report or other information or report delivered pursuant hereto, other than any representation or warranty set forth in any of Sections 4.02 and 4.03 of this Credit Agreement,
                                -------------     ----
shall prove to have been false or incorrect in any material respect when made or deemed to be made; or

          (e) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Credit Agreement or in any other Facility Document on its part to be performed or observed and any such failure shall remain unremedied for ten Business Days after written notice from the Deal Agent; or

          (f) The Primary Lien shall for any reason, except in the case of the releases contemplated pursuant to Section 7.11 and 7.12, cease or otherwise fail
                                  ------------     ----
to be a valid and perfected first priority security interest in the Collateral in favor of the Collateral Agent;

          (g) (i) An Insolvency Event shall occur with respect to the Borrower; or (ii) the Borrower shall take any corporate action to authorize the filing of any such Insolvency Proceeding; or

          (h) As of the close of business on any Settlement Date, there shall exist any (1) Borrowing Base Shortfall, (2) O/C Shortfall or (3) Spread Account Shortfall; or

          (i) The Seller shall cease to own 100% of the issued and outstanding stock of the Borrower, or FCI shall cease to own 100% of the issued and outstanding stock of the Seller; or

          (j) There shall have occurred, since the Effective Date, a material adverse change in the financial condition of the Borrower or there shall have occurred any event which materially and adversely affects the collectibility of the Pledged Contracts generally or the ability of the Borrower to perform hereunder; or

          (k) Borrower shall become (1) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or under the control of such an "investment company", (2) a "public utility company" or a "holding company," a "subsidiary company" or an "affiliate" of any public utility company within the meaning of Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the Public Utility Holding Company Act of 1935, or (3) otherwise subject to any other federal or state statute or regulation limiting its ability to incur or pay indebtedness; or

          (l) The Seller shall fail duly to observe and perform any covenant or agreement set forth in the Receivables Purchase Agreement, which failure continues unremedied for a period of 30 days after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Borrower, the Servicer or the Deal Agent, as the case may be, or (ii) the date on which the Seller has actual knowledge thereof; or

          (m) EagleFunding shall determine that continuation of this Credit Agreement without exercise of remedies under Section 10.02 will impose a
                                                   --------------
material adverse regulatory impact on EagleFunding; or

          (n) Either (i) the product of four times the sum of the Default Percentages for the three most recently concluded Calculation Periods exceeds 10.5% (or commencing on the tenth Settlement Date, 9.5%) or (ii) the sum of the Default Percentages for the twelve most recently concluded Calculation Periods exceeds 10% (or, commencing on the tenth Settlement Date, 9%); or

          (o) Either (i) the fraction (stated as a percentage) of (A) the sum of the Delinquency Percentages for the three most recently concluded Calculation Periods divided by (B) three exceeds 4.0% or (ii) the fraction (stated as a percentage) of (A) the sum of the Delinquency Percentages for the twelve most recently concluded Calculation Periods divided by (B) twelve exceeds 3.5%; or

          (p) The fraction (stated as a percentage) of (A) the outstanding Principal Balance at the time of cancellation for all Contracts owned by FCI or any of its Subsidiaries which have become Cancelled Contracts pursuant to clauses (a) or (b) of such definition divided by (B) the original Principal Balance for all Contracts owned by FCI or any of its Subsidiaries which do not constitute Cancelled Contracts, determined on a quarterly basis (and reported during the subsequent month) beginning with the Calculation Period ending March 31, 1998 for the immediately preceding seven calendar years (except excluding Contracts originated by VB or any VB Subsidiaries prior to January 1, 1998), exceeds 14.5%.

     SECTION 10.02. Remedies.  During the existence of an Event of Default, each
                    --------
of the Deal Agent and the Collateral Agent on behalf of itself, EagleFunding and the Deal Agent may, by written notice to the Borrower, take any or all of the following actions, at the same or different times: (i)declare the Termination Date to have occurred; (ii)declare the Obligations then accrued and unpaid to be immediately due and payable; (iii) pursue any other legal or equitable remedy available under this Credit Agreement or any of the other Facility Documents (including, without limitation, the institution of any equitable proceedings for specific performance of any of the obligations of the Borrower, the Servicer or FCI hereunder or thereunder); (iv) exercise any rights and remedies of a secured party under Article 9 of the UCC or under any other applicable laws, rules or regulations, which rights and remedies shall be cumulative to those provided for under this Credit Agreement and the other Facility Documents; (v) obtain from the Custodian such original copies of the Pledged Contracts as it may reasonably request for the purpose of undertaking enforcement against an Obligor; and (vi) record, or cause to be recorded in each relevant jurisdiction any and all Contract Conveyance Documents prepared, executed and delivered in accordance with a Contract Grant Date in recordable form; provided, however, that in the
                                                --------   -------
case of any event described in Section 10.01(g) above, then, automatically upon the occurrence of such event without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the EagleFunding Note to the contrary notwithstanding, the Obligations then accrued and unpaid shall be immediately due and payable and the Termination Date shall be deemed to have occurred automatically.

     The rights and remedies of a secured party which may be exercised by the Deal Agent or Collateral Agent pursuant to clause (iv) of this Section 10.02
                                                                  --------------
shall include, without limitation, the right to (x) identify and engage a Successor Servicer to act as servicer for the Pledged Contracts in the event of a Servicer Default in accordance with the provisions of Section 11.02, and (y)
                                                         -------------
without notice except as specified below solicit and accept bids for and sell the Collateral or any part thereof in one or more parcels at a public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each of the Borrower and the Servicer agrees that, to the extent notice of sale shall be required by law, five Business Days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and that it shall be commercially reasonable for the Collateral Agent to sell the Collateral on an as-is where-is basis, without representation or warranty of any kind. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given and may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          SECTION 10.03. Optional Preservation of Collateral. If the Obligations
                         -----------------------------------
then accrued and unpaid have been accelerated following an Event of Default, to the extent permitted by law, the Deal Agent may elect to retain the Collateral intact for the benefit of itself and EagleFunding and in such event it shall deposit all funds received with respect to the Collateral in the Collection Account and apply such funds in accordance with the payment priorities set forth in Section 7.06, as if there had not been such an acceleration.
   ------------

          Until the Collateral Agent has elected, or has determined not to elect, to retain the Collateral pursuant to this Section 10.03, the Deal Agent
                                                  -------------
shall continue to apply all distributions received on such Collateral in accordance with Section 7.06. If the Collateral Agent determines to retain the
                ------------
Collateral as provided in this Section 10.03, such determination shall be deemed
                               -------------
to be a rescission and annulment (but not a waiver) of the aforementioned Event of Default and its consequences pursuant to Section 10.02, but no such
                                                   --------------
rescission and annulment shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          SECTION  10.04.  Restoration  of Rights  and  Remedies.  If any of the
                           -------------------------------------
Collateral Agent, the Deal Agent or EagleFunding has instituted any proceeding to enforce any right or remedy under this Credit Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Person, then and in every such case the Borrower, the Servicer, FCI, the Collateral Agent, the Deal Agent or EagleFunding shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of each of the Collateral Agent, the Deal Agent or EagleFunding shall continue as though no such proceeding had been instituted.

          SECTION  10.05.  Waiver of Stay or  Extension  Laws.  Each of FCI, the
                           ----------------------------------
Borrower and the Servicer hereby covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Credit Agreement or any of the other Facility Documents to which it is a party; and each of FCI, the Borrower and the Servicer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, on the basis of any such law, hinder, delay or impede the execution of any power herein granted to the Deal Agent and the Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 10.06. Sale of Collateral.
                         ------------------

          (a) The power to effect  any sale (a  "Sale")  of any  portion  of the
                                                 ----
Collateral pursuant to Section 10.02 hereof shall not be exhausted by any one or
                       -------------
more Sales as to any portion of such Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all amounts payable on the Obligations and otherwise under this Agreement with respect thereto shall have been paid, whichever occurs later. The Collateral Agent may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

          (b) The Collateral Agent shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Sale thereof. In addition, the Collateral Agent is hereby irrevocably appointed the agent and attorney-in-fact of each of the Borrower and the Servicer to transfer and convey the Borrower's interest in any portion of the Collateral in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such Sale shall be bound to ascertain the Collateral Agent's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          SECTION  10.07.  Recovery  of  Judgment.  The  Deal  Agent's  and  the
                           ----------------------
Collateral Agent's right to seek and recover judgment on the Obligations or otherwise under this Credit Agreement or any of the other Facility Documents shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Credit Agreement. None of the rights or remedies of any of the Collateral Agent, the Deal Agent or EagleFunding hereunder or under any of the other Facility Documents shall be impaired by the recovery of any judgment by any of the Collateral Agent, the Deal Agent or EagleFunding against the Borrower or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Borrower.

                                 ARTICLE XI

                              SERVICER DEFAULTS
                              -----------------

          SECTION 11.01.  Servicer Defaults.  If any one of the following events
                          -----------------
(a "Servicer Default") shall occur and be continuing:
    ----------------

          (a) any failure by the Servicer to deliver to the Deal Agent any information or reports required pursuant to Section 6.01(a), (d), (e) or (f),
                                             ----------------------------------
which continues unremedied for a period of five Business Days after such report is due; provided, however, the Servicer shall not be entitled to cure any future
        --------  -------
failure to deliver any Servicer's Daily Report pursuant to Section 6.01(a) after
                                                           ---------------
the Servicer shall have received written notice from to the Deal Agent to the effect that, in its reasonable good faith judgment and based on information it believes to be reliable, it has determined that the Servicer is no longer able (or, in the future may no longer be able) to discharge its duties effectively under this Credit Agreement or under any of the other Facility Documents to which it is a party; or

          (b) any failure (i) by the Servicer to deliver any other information to the Deal Agent required pursuant to Section 6.01 (including, without
                                             -------------
limitation, the failure to deliver any Settlement Report) on or before the date such information or Settlement Report is required to be given or made under the terms of this Credit Agreement, (ii) by the Servicer or FCI to make any payment, transfer or deposit on or before the date such payment, transfer or deposit is required to be made under the terms of this Credit Agreement or any of the other Facility Documents to which it is a party, and, solely in the case of any such payments which do not constitute payments of principal or interest on the EagleFunding Loans, such failure shall remain unremedied for three Business Days after written notice from the Deal Agent or (iii) by the Servicer to give instructions or notice to the Deal Agent pursuant to Article IX on or before the
                                                     ----------
date such instruction or notice is required to be made or given under the terms of this Credit Agreement, and such failure shall remain unremedied for five Business Days; or

          (c) any failure on the part of (i) the Servicer or FCI duly to observe or perform any other covenants or agreements of the Servicer or FCI set forth in this Credit Agreement or any of the other Facility Documents to which it is a party, or (ii) if the Servicer is FAC, enforce and otherwise pursue any of its rights against FCI under any of the Facility Documents at the direction of the Deal Agent from time to time, which failure continues unremedied for a period of ten days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Deal Agent, or to the Servicer and the Collateral Agent by either of the Deal Agent or EagleFunding; or the Servicer or FCI shall assign its duties under this Credit Agreement or under any of the other Facility Documents to which it is a party, except as permitted in accordance with the terms of Sections 11.02 and 14.04; or
                                          --------------     -----

          (d) any representation, warranty or certification made by the Servicer or FCI in this Agreement or any other Facility Document to which it is a party or in any certificate delivered pursuant to this Credit Agreement or any other Facility Document to which it is a party shall prove to have been incorrect in any material respect when made or deemed to be made; or

          (e) (i) An Insolvency Event shall occur with respect to any of the Servicer, the Seller, FAC, FCI, any other Originator, or any other Significant Subsidiary of FCI; or (ii) any of the Servicer, the Seller, FAC or FCI, or any other Affiliate of FCI, shall take any corporate action to authorize the filing of any such Insolvency Proceeding;

          (f) there shall remain in force, undischarged, unsatisfied, unbonded (or not otherwise fully insured) and unstayed, for more than thirty days, whether or not consecutive, any final judgment rendered against FAC (if FAC or any Affiliate of FAC is the Servicer), or against FCI, which, together with any other outstanding final judgments against such Persons which have remained in force, undischarged, unsatisfied, unbonded (or not otherwise fully insured) and unstayed, for more than thirty days, exceed, in aggregate, an amount equal to $1,000,000; or

          (g) [Reserved]; or

          (h) (1) other than in the cases described in clauses (2) and (3) below, the Servicer shall fail to pay any principal of or premium or interest on any Debt, if the aggregate principal amount of such Debt is $1,000,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or (2) if the Servicer is FCI or an Affiliate of FCI, ninety (90) days shall have elapsed after the occurrence of an "Event of Default" under the BKB/FAC Agreement or the BKB/FCI Agreement (each such agreement, if terminated, being deemed to be in effect in the form existing immediately prior to termination, for purposes of determining the existence of an "Event of Default" under this paragraph), and such "Event of Default" shall not have been cured or waived during such ninety-day period, or BKB (or its agent) shall have otherwise taken any action to accelerate its indebtedness under either such agreement or pursued any other remedy against any obligor or its assets thereunder; or (3) if the Servicer is FCI or an Affiliate of FCI, the occurrence of an "Event of Default" or an event which with the giving of notice or lapse of time or both would constitute an "Event of Default" under the Pledge and Servicing Agreement for the Interval Ownership and Lot Contract Pay-Through Notes (7.58%) Series 1993-A, issued by Fairfield Funding Corporation; or

          (i) if the Servicer is FAC or an Affiliate of FAC, FCI, or the Borrower, the occurrence of any Event of Default; or

          (j) any of the Collateral Agent, the Deal Agent or EagleFunding (A) shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement or (B) shall determine, in their respective reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, that the Servicer or, for as long as FAC is the Servicer, FCI has ceased to conduct its business in the ordinary course; or

          (k) the Servicer shall fail to materially comply with the Credit Standards and Collection Policies in the performance of its duties hereunder;

THEN, so long as such Servicer Default shall not have been remedied, the Deal Agent by notice given in writing to the Servicer (a "Servicer Termination
                                                           ---------------------
Notice"),  may at the  request  and  shall  at the  direction  of  EagleFunding,
------
terminate all of the rights and obligations of the Servicer as Servicer under this Agreement (such termination being herein called a "Servicer Transfer").
                                                           ------------------
After receipt by the Servicer of such Termination Notice, all authority and power of the Servicer under this Agreement shall pass to and be vested Successor Servicer appointed pursuant to Section 11.02; and, without limitation, the Deal
                               -------------
Agent is hereby  authorized  and empowered  (upon the failure of the Servicer to
cooperate)   to  execute   and   deliver,   on  behalf  of  the   Servicer,   as
attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights.

          The Servicer agrees to cooperate with the Deal Agent and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Pledged Contracts provided for under this Agreement, including, without limitation, all authority over any Collections which shall on the date of transfer be held by the Servicer for deposit or withdrawal in a Lock-Box Account or the Collection Account or which shall thereafter be received by the Servicer with respect to the Pledged Contracts, and in assisting the
Successor Servicer in enforcing all rights under this Agreement including, without limitation, allowing the Successor Servicer's personnel access to the Servicer's premises for the purpose of collecting payments on the Pledged Contracts made at such premises. The Servicer shall promptly transfer its electronic records relating to the Pledged Contracts to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Pledged Contracts in the manner and at such times as the Successor Servicer shall reasonably request. The Servicer shall allow the Successor Servicer access to the Servicer's officers and employees. To the extent that compliance with this Section 11.01 shall require the Servicer to disclose to the Successor
      --------------
Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest and as shall be satisfactory in form and substance to the Successor Servicer. The Servicer hereby consents to the entry against it of an order for preliminary, temporary or permanent injunctive relief by any court of competent jurisdiction, to ensure compliance by the Servicer with the provisions of this paragraph.

          SECTION 11.02. Appointment of Successor.
                         ------------------------

          (a)  Appointment.  On and  after  the  receipt  by the  Servicer  of a
               -----------
Servicer  Termination  Notice  pursuant  to  Section  11.01,  or  any  permitted
                                             --------------
resignation  of the  Servicer  pursuant  to Section  9.15,  the  Servicer  shall
                                            -------------
continue to perform all servicing functions under this Agreement until the date specified in the Servicer Termination Notice or otherwise specified by the Deal Agent in writing or, if no such date is specified in such Servicer Termination Notice, or otherwise specified by the Deal Agent, until a date mutually agreed upon by the Servicer and the Deal Agent. The Deal Agent shall as promptly as possible after the giving of a Termination Notice appoint a successor Servicer (in any case, the "Successor Servicer") and such Successor Servicer shall accept
                   ------------------
its appointment by a written assumption in a form acceptable to the Deal Agent. Notwithstanding the foregoing, the Deal Agent shall, if it is unwilling or legally unable so to act, petition a court of competent jurisdiction to appoint any established financial institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of receivables similar to the Pledged Contracts or if no such institution is available, other consumer finance receivables, as the Successor Servicer hereunder.

          (b)  Duties  and   Obligations   of  Successor   Servicer.   Upon  its
               ----------------------------------------------------
appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Credit Agreement and shall be subject to all the responsibilities and duties relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Credit Agreement to the Servicer shall be deemed to refer to the Successor Servicer.

          (c)  Compensation  of  Successor  Servicer.  In  connection  with such
               -------------------------------------
appointment and assumption, the Deal Agent may make such arrangements for the compensation of the Successor Servicer out of Collections as it and such Successor Servicer shall agree.

          (d)  Termination  of  Servicer's  Authority.  All  authority and power
               --------------------------------------
granted to any Successor Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement pursuant to Section 14.04, and
                                                              -------------
shall pass to and be vested in the Borrower and, without limitation, the Borrower is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights upon termination of this Agreement. The Successor Servicer shall cooperate with the Borrower in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Pledged Contracts. The Successor Servicer shall transfer its electronic records relating to the Pledged Contracts to the Borrower in such electronic form as the Borrower may reasonably request and shall transfer all other records, correspondence and documents relating to the Pledged Contracts to the Borrower in the manner and at such times as the Borrower shall reasonably request. To the extent that compliance with this Section 11.02 shall require the Successor Servicer to
                       --------------
disclose the information of any kind which the Successor Servicer deems to be confidential, the Borrower shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests and as shall be reasonably satisfactory in form and substance to the Borrower.

          SECTION 11.03.  Certain Matters Affecting the Successor Servicer.  The
                          ------------------------------------------------
Successor Servicer hereunder shall be entitled to the following rights, remedies, and protections in carrying out its duties as Servicer hereunder: (i) the Successor Servicer shall not be liable for any act or omission in carrying out its duties, in the absence of its gross negligence, bad faith or willful misconduct; (ii) the Successor Servicer may rely on and be fully protected in acting or refraining from acting in accordance with any resolution, certificate, letter, statement, instrument, opinion, report, notice, request, consent order, appraisal, bond, or other document received by it which it has reason to believe is genuine and signed or presented to it by a proper party; (iii) the Successor Servicer may consult with counsel, and any opinion from such counsel (so long as such counsel is not an employee of the Successor Servicer or an Affiliate of the Successor Servicer) shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Successor Servicer in good faith in accordance with such opinion; and (iv) the Successor Servicer shall not be required to expend or risk its own funds for extraordinary expenses or otherwise incur extraordinary financial liability in the performance of its duties hereunder if it reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it (which assurance shall be deemed to have been given by an unsecured indemnity agreement from an institutional investor having a long term unsecured indebtedness rating of at least A or its equivalent from either of S&P or Moody's or, if rated by DCR, its equivalent from DCR). The reference to extraordinary expenses and liabilities in clause (iv) of the preceding sentence refers to the out-of-pocket costs and expenses, including any attorneys' fees and expenses, incurred in connection with suits against Obligors for the enforcement of Pledged Contracts pursuant hereto, together with the risk of any liabilities or counterclaims which could be incurred in connection therewith.

                                  ARTICLE XII

                                  INDEMNITIES
                                  -----------

          SECTION 12.01.  Liabilities to Obligors. No obligation or liability to
                          -----------------------
any Obligor under any of the Pledged Contracts is intended to be assumed by any of the Collateral Agent, the Deal Agent or EagleFunding under or as a result of this Credit Agreement, any of the other Facility Documents and the transactions contemplated hereby and thereby, and, to the maximum extent permitted by law, each of the Collateral Agent, the Deal Agent and EagleFunding expressly disclaim any such obligation and liability.

          SECTION 12.02. Tax Indemnification. The Borrower agrees to pay, and to
                         -------------------
indemnify, defend and hold harmless each of the Collateral Agent, the Deal Agent and EagleFunding from any taxes which may at any time be asserted with respect to the Purchase of the Pledged Contracts and the other Transferred Assets by the Borrower, or any Grant of the Collateral to the Collateral Agent, including, without limitation, any sales, transfer, mortgage, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other income taxes arising out of distributions in respect of the EagleFunding Loans, other than any such income taxes imposed by a jurisdiction in which the indemnified person is not otherwise subject to tax on its income) and costs, expenses and reasonable counsel fees in defending against the same.

          SECTION 12.03. Servicer's  Indemnities.  The Servicer shall defend and
                         -----------------------
indemnify each of the Collateral Agent, the Deal Agent, EagleFunding, and FAC (if it is no longer the Servicer) and any of their respective successors and permitted assigns, against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken, or failure to take any action by the Servicer (but not by any predecessor Servicer) with respect to this Credit Agreement, any Pledged Contract or any other Facility Document; provided,
                                                                       --------
however,  that if a Successor  Servicer is acting as  Servicer,  such  indemnity
-------
shall apply only in respect of any grossly negligent action taken, or grossly negligent failure to take any action, or reckless disregard of duties hereunder, or bad faith or willful misconduct by such Successor Servicer. This indemnity shall survive any Servicer Transfer (but a Servicer's obligations under this
Section 12.03 shall not relate to any actions of any Successor  Servicer after a
-------------
Servicer Transfer) and any payment of the amount owing under, or any purchased release by the Borrower of any such Pledged Contract.

          SECTION 12.04. FAC's Indemnities.  FAC shall defend and indemnify each
                         -----------------
of the Borrower, the Collateral Agent, the Deal Agent, EagleFunding and the Servicer (if FAC is no longer the Servicer) against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of (i) the breach of any representation, warranty or covenant of FAC made hereunder or any representation, warranty or covenant of FAC made under the Receivables Purchase Agreement (including, without limitation, any indemnification obligation of FAC thereunder) and (ii) any action taken, or any failure to take action, by FAC at any time whatsoever with respect to this Credit Agreement, any of the other Facility Documents to which it is a party, or any Pledged Contract.

          SECTION  12.05.  Borrower's  Indemnities.  Without  limiting any other
                           -----------------------
rights which any of the Collateral Agent, the Deal Agent or EagleFunding or any of their respective successors and assigns (each, an "Indemnified Party") may
                                                        ------------------
have hereunder or under applicable law, the Borrower hereby agrees to defend and indemnify each Indemnified Party from and against any and all costs, expenses, losses, damages, claims and liabilities (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts")
                                                          --------------------
arising out of or resulting from this Credit Agreement, any Pledged Contract or any other Facility Document, or any transaction contemplated hereby or thereby, or from any action taken, or failure to take any action by the Borrower with respect to this Credit Agreement, any Pledged Contract or any other Facility Document, including, but not limited to, any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising as a result of or otherwise in connection with:

     (i) the failure of the Custodian to maintain in the portion of its files dedicated to Pledged Contracts, all original copies of each such Pledged Contract (other than in the case of any Contracts not required to be in Contract Files pursuant to Section 4.02(v));
                  ---------------

     (ii) any breach by the Borrower of any of its representations, warranties, covenants or other obligations under this Credit Agreement or any other Facility Document;

     (iii) the failure to vest in the Borrower a first priority perfected ownership interest in the Collateral, free and clear of any Lien (other than the Primary Lien, and, with respect to Collateral other than Pledged Contracts, Permitted Encumbrances), or the failure to vest in the Collateral Agent a first priority perfected security interest in the Collateral for the benefit of itself, the Deal Agent and EagleFunding, in each case free and clear of any Lien (other than the Primary Lien and, with respect to Collateral other than Pledged Contracts, Permitted Encumbrances);

     (iv) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to perfection of interests in any

Collateral, whether at the time of any Contract Grant Date or at any subsequent time;

     (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Pledged Contract (including, without limitation, a defense based on such Pledged Contract, this Credit Agreement or any other Facility Document not being a legal, valid and binding obligation of the obligor thereof, enforceable against it in accordance with its terms), or any other claim resulting from the sale or Grant of a Pledged Contract, this Credit Agreement or any other Facility Document;

     (vii) any products liability, consumer liability, claim by any third party, or other claim arising out of or in connection with any Lot or VOI which is the subject of any Pledged Contract, this Credit Agreement or any other Facility Document;

     (viii) the commingling of Collections at any time with any other funds;

     (ix) the Borrower's failure to maintain any Insurance Policy required under this Credit Agreement or any other Facility Document;

     (x) any failure of the Originator, the Seller or the Borrower to perform its duties or obligations in accordance with applicable law;

     (xi) any action or omission by the Originator, the Seller or the Borrower, reducing or impairing the rights of the Collateral Agent with respect to any Pledged Contract, or the value of any Pledged Contract (including, without limitation, any cancellation or modification of any Pledged Contract by the Originator, the Seller or the Owner, other than a Permitted Deferral); or

     (xii) any investigation, litigation or proceeding related to this Credit Agreement or the use of proceeds of the EagleFunding Loans or in respect of any Pledged Contract;

excluding, however, (a) Indemnified Amounts to the extent resulting from willful
---------  -------
misconduct, bad faith or gross negligence on the part of such Indemnified Party,
(b) recourse for uncollectible Contracts or (c) any income or franchise taxes (or any interest, penalties or additions to tax with respect thereto) incurred by such Indemnified Party arising out of or as a result of this Credit Agreement or the interest Granted hereunder in Pledged Contracts.

          SECTION 12.06.  Operation of Indemnities.  Any  indemnification  under
                          ------------------------
this Article XII shall include, without limitation, reasonable fees and expenses
     -----------
of counsel and expenses of litigation. If the Servicer has made any indemnity payments to any of the Borrower, the Collateral Agent, the Deal

Agent or EagleFunding  pursuant to this Article XII and if any such  Indemnified
                                        -----------
Party thereafter collects any of such amount from others, each such Indemnified Party shall promptly repay such amounts collected to the Servicer without interest.

                                  ARTICLE XIII

                              THE COLLATERAL AGENT
                              --------------------

          SECTION 13.01.  Authorization  and Action.  Each of the Deal Agent and
                          -------------------------
EagleFunding (collectively with their respective successors and assigns, the "Secured Creditors") hereby designates and appoints BKB as "Collateral Agent"
 ------------------
under this Credit Agreement, the Collateral Agency Agreement and each of the other Facility Documents, and authorizes the Collateral Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms of the Facility Documents, together with such powers as are reasonably incidental thereto. To the extent that any provision contained in this Article XIII conflicts with any provision contained in the Collateral Agency Agreement, the Collateral Agency Agreement shall control. The Collateral Agent shall not have any duties or responsibilities, except those expressly set forth in the Facility Documents. In addition, the Collateral Agent shall not have any fiduciary relationship with any Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Collateral Agent shall be read into the Facility Documents or otherwise exist for the Collateral Agent. The provisions of this Article XIII
                                                                    ------------
govern the relationship between the Collateral Agent and the Secured Creditors and are solely for the benefit of the Collateral Agent and the Secured Creditors, and none of the Borrower, the Servicer, FAC or FCI (collectively, the "Other Parties") shall have any rights as a third-party beneficiary or otherwise
 -------------
under any of the  provisions of this Article  XIII. In performing  its functions
                                     -------------
and duties under the Facility Documents, the Collateral Agent shall act solely as agent for the Secured Creditors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any of the Other Parties or any of their respective successors or assigns. The Collateral Agent shall not be required to take any action which exposes the Collateral Agent to personal liability or which is contrary to the terms of any of the Facility Documents or applicable law. The appointment and authority of the Collateral Agent under the Facility Documents shall terminate on the Collection Date.

          SECTION 13.02.  Delegation of Duties. The Collateral Agent may execute
                          --------------------
any of its duties under the Facility Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          SECTION 13.03.  Exculpatory  Provisions.  Neither the Collateral Agent
                          -----------------------
nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them or any Person described in Section 13.02 under or in connection with the Facility Documents
             --------------
(except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Secured Creditors for any recitals, statements, representations or warranties made by any of the Other Parties contained in any of the Facility Documents or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, any of the Facility Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Facility Documents or any other document furnished in connection therewith, or for any failure of any of the Other Parties to perform its respective obligations thereunder, or for any failure of any Obligor to perform its obligations under any Pledged Contract, or for the satisfaction of any conditions specified in Article III of this Credit Agreement. The Collateral
                         -----------
Agent shall not be under any obligation to any Secured Creditor to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, the Facility Documents, or to inspect the properties, books or records of any of the Other Parties. This Section 13.03
                                                                   -------------
is intended solely to govern the relationship between the Collateral Agent, on the one hand, and the Secured Creditors, on the other.

          SECTION 13.04.  Reliance by Collateral  Agent.  The  Collateral  Agent
                          -----------------------------
shall in all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to any of the Other Parties), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall in all cases be fully justified in failing or refusing to take any action under any of the Facility Documents or any other document furnished in connection therewith unless it shall first receive such advice or concurrence of the Secured Creditors or all of them, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Secured Creditors against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Facility Documents, in accordance with a request of the Deal Agent or EagleFunding made pursuant to the Facility Documents.

          SECTION 13.05. Notice of Termination Events; Etc. The Collateral Agent
                         ---------------------------------
shall not be deemed to have  knowledge or notice of the
occurrence of any Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default unless the Collateral Agent has received notice from a Secured Creditor or one of the Other Parties referring to this Credit Agreement, stating that any Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default, has occurred hereunder and describing such Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default. The Collateral Agent shall take such action with respect to such Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default as shall be directed by all of the Secured Creditors; provided
                                                                        --------
that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default, Servicer Default, Unmatured Event of Default or Unmatured Servicer Default as the Collateral Agent shall deem advisable and in the best interests of the Secured Creditors.

          SECTION  13.06.  Non-Reliance  on  Collateral  Agent and Other Secured
                           -----------------------------------------------------
Creditors.  Each  Secured  Creditor  expressly  acknowledges  that  neither  the
---------
Collateral Agent, nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Collateral Agent hereafter taken, including, without limitation, any review of the affairs of any of the Other Parties, shall be deemed to constitute any representation or warranty by the Collateral Agent. Each Secured Creditor represents and warrants to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Secured Creditor and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the Contracts, Developments, and the business, operations, property, prospects, financial and other conditions and creditworthiness of the Other Parties, and made its own decision to enter into this Credit Agreement and any of the other Facility Documents to which it is a party. Each Secured Creditor also represents that it will, independently and without reliance upon the Collateral Agent or any other Secured Creditor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement and any of the other Facility Documents, and to make such investigation as it deems necessary to inform itself as to the Contracts and the Developments, and the business, operations, property, prospects, financial and other condition and creditworthiness of each of the Other Parties. The Collateral Agent shall not have any duty or responsibility to provide any Secured Creditor with any credit or other information concerning the Contracts or the Developments, the business, operations, property, prospects, financial and other condition or creditworthiness of the Other Parties which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents,
attorneys-in-fact  or  affiliates,   provided,  however,  that  with  reasonable
                                     --------   -------
promptness following the reasonable request of a Secured Creditor, made in writing, the Collateral Agent shall make available to such Secured Creditor information concerning the Contracts or the Developments, the business, operations, property, prospects, financial and other condition or creditworthiness of the Other Parties which information (1) is actually in the possession of the Collateral Agent at the time of such request, (2) has been provided to the Collateral Agent by or on behalf of the Borrower or one of its Affiliates, and (3) is described in such request with reasonable specificity.

          SECTION 13.07. Reimbursement and Indemnification.  Each of the Secured
                         ---------------------------------
Creditors agrees to reimburse and indemnify the Collateral Agent and its officers, directors, employees, representatives and agents ratably according to their pro rata shares of outstanding Obligations, to the extent not paid or reimbursed by the Other Parties (i) for any amounts for which the Collateral Agent, acting in its capacity as Collateral Agent hereunder, is entitled to reimbursement by the Other Parties hereunder and (ii) for any other expenses incurred by the Collateral Agent, in its capacity as Collateral Agent and acting on behalf of the Secured Creditors, in connection with the administration and enforcement of the Facility Documents, the Contracts, the VOIs and Lots, and any of the other Collateral.

          SECTION 13.08.  Collateral Agent in Its Individual  Capacity.  Each of
                          --------------------------------------------
the Collateral Agent and EagleFunding and each of its respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Other Parties or any Affiliate of the Other Parties as though the Collateral Agent or EagleFunding were not the Collateral Agent or EagleFunding hereunder, respectively. With respect to the transactions contemplated pursuant to the Facility Documents, BKB as the Collateral Agent shall have the same rights and powers under the Facility Documents as any other Secured Creditor and may exercise the same as though it were not the Collateral Agent, and the terms "Secured Creditor," and "Secured Creditors" shall include BKB as the Collateral Agent in its individual capacity.

          SECTION 13.09.  Successor Collateral Agents. The Collateral Agent may,
                          ---------------------------
upon thirty (30) days' notice to the Borrower and each of the Secured Creditors, and the Collateral Agent shall, upon the direction of all of the Secured Creditors resign as Collateral Agent. If the Collateral Agent shall resign as Collateral Agent under the Facility Documents, then the Secured Creditors during such thirty (30) day period shall appoint a successor agent, which successor agent shall be approved by the Borrower, which approval shall not be unreasonably withheld or delayed, whereupon such successor agent shall succeed to the rights, powers and duties of the Collateral Agent and the term "Collateral Agent" shall mean such successor agent, effective upon its appointment, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Credit Agreement. If for any reason no successor Collateral Agent is appointed by the Secured

Creditors during such thirty (30) day period, then effective upon the termination of such thirty (30) day period, the Secured Creditors shall perform all of the duties of the Collateral Agent under the Facility Documents and the Borrower shall make all payments in respect of the Obligations directly to the applicable Secured Creditor and for all purposes shall deal directly with the Secured Creditors. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this Article XIII shall inure to its
                                                 ------------
benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under the Facility Documents.

          SECTION  13.10.  UCC  Filings  and  Title  Certificates.  The  Secured
                           --------------------------------------
Creditors and the Other Parties expressly recognize and agree that the Collateral Agent may be listed as (x) the secured party of record on the various Uniform Commercial Code filings required to be made under this Credit Agreement in order to perfect the collateral assignments from the Borrower to the Secured Creditors of security interests in the Collateral, and (y) the secured party of record on the various other assignments with respect to the Collateral as described more fully in Exhibit C or Exhibit D, that such listings shall be for
                         ---------    ---------
administrative convenience only in creating a record or nominee secured party to take certain actions under the Facility Documents on behalf of one or more of the Secured Creditors and that such listing will not affect in any way the respective status of the Secured Creditors as the beneficial owners of their respective security interests in the Collateral. In addition, such listings shall impose no duties on the Collateral Agent other than those expressly and specifically undertaken in accordance with the provisions of this Article XIII.
                                                                  ------------

                                  ARTICLE XIV

                                 MISCELLANEOUS
                                 -------------

          SECTION  14.01.  Amendments,  Etc.  No  amendment  to or waiver of any
                           ----------------
provision of this Credit Agreement nor consent to any departure by the Borrower or the Servicer, shall in any event be effective unless the same shall be in writing and signed by (i) the Collateral Agent, the Deal Agent and EagleFunding, the Borrower, FCI and the Servicer (with respect to an amendment, and with respect to a material amendment, approved by S&P, Moody's and DCR) or (ii) the Collateral Agent, the Deal Agent and EagleFunding, (with respect to a waiver or consent by any of them), the Borrower (with respect to a waiver or consent by
it), FCI (with respect to a waiver or consent by it), or the Servicer (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Credit Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings (except such understandings as are set forth in the Fee Letter).

          SECTION  14.02.  Notices,  Etc.  All notices and other  communications
                           -------------
provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, five days after being deposited in the mails, or, in the case of notice by telex, when telexed against receipt of answer back, or in the case of notice by facsimile copy, when verbal communication of receipt is obtained, in each case addressed as aforesaid, except that notices and communications pursuant to Article II shall not be effective until received.

          SECTION 14.03. No Waiver;  Remedies.  No failure on the part of any of
                         --------------------
the Collateral Agent, the Deal Agent or EagleFunding to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 14.04. Binding Effect; Assignability; Termination. This Credit
                         ------------------------------------------
Agreement  shall  be  binding  upon  the  Borrower,  the  Servicer,   FCI,  FAC,
EagleFunding, the Collateral Agent, the Deal Agent and their respective successors and permitted assigns (which successors of the Borrower shall include a trustee in bankruptcy), and shall inure to the benefit of each such Person, and each of their respective successors and permitted assigns. None of the Borrower, the Servicer or FCI may assign any of its rights or obligations hereunder or any interest herein without the prior written consent of EagleFunding, and the Collateral Agent. Each of EagleFunding, the Collateral Agent and the Deal Agent may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of the Borrower or the Servicer. Without limiting the foregoing, the Borrower hereby acknowledges that EagleFunding has agreed pursuant to the Liquidity Agreement, the Liquidity Security Agreement and certain related agreements that, subject to the restrictions set forth therein, and under certain circumstances as described therein, certain parties providing credit enhancement and/or liquidity for EagleFunding in connection with the Credit Agreement (including, without limitation, the "Liquidity Collateral Agent" under the Liquidity Security Agreement), shall be entitled to exercise EagleFunding's rights under this Credit Agreement and in addition, shall constitute third-party beneficiaries of this Credit Agreement. The Borrower hereby consents to the foregoing and agrees to cooperate with any such Person electing to exercise EagleFunding's rights under this Credit Agreement.

          This Credit Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Termination Date, as the Collection Date shall occur; provided, however, that the rights and remedies
                               --------   -------
with respect to any breach of any representations, warranties or covenants made by any of the Borrower, the Servicer, FAC or FCI (including, without limitation, the covenants of each of the Borrower, the Servicer and FAC under Sections
                                                                        --------
12.02,  12.03,  12.04,  and 12.05),  shall be  continuing  and shall survive any
-----   -----   -----       -----
termination of this Credit  Agreement;  provided further,  however,  that to the
                                        -------- -------   -------
extent that a payment, transfer or deposit is made by or on behalf of any of the Borrower, the Servicer, FAC or FCI, to any of the Collateral Agent, the Deal Agent or EagleFunding, which payment, transfer or deposit (or any part thereof) is subsequently invalidated, declared to be fraudulent or preferential or set aside and required to be repaid to any of the Borrower, the Servicer FAC or FCI, or its respective estate, trustee or receiver or any other Person, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the agreements hereunder in respect of such Obligations or part thereof which had been so repaid, shall be reinstated and continued in full force and effect as of the date such initial payment, transfer or deposit occurred.

          SECTION  14.05.  Release of Collateral.  Upon the  termination of this
                           ---------------------
Credit  Agreement  pursuant to Section 14.04, the Collateral Agent shall release
                               -------------
all liens and assign to the Borrower (without recourse, representation or warranty) all right, title and interest of the Collateral Agent in and to the Collateral, and all proceeds thereof. The Collateral Agent shall execute and deliver such instruments of assignment, in each case without recourse, as shall be reasonably requested by Borrower to release the security interests of the Collateral Agent in the Collateral.

          SECTION  14.06.  GOVERNING  LAW;  WAIVER OF JURY  TRIAL.  THIS  CREDIT
                           --------------------------------------
AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE COLLATERAL AGENT IN THE COLLATERAL OR REMEDIES HEREUNDER OR THEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. EACH OF THE BORROWER, THE SERVICER, FAC AND FCI HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE BORROWER AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN

DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN OR AMONG THE PARTIES HERETO, OR ANY OF THEM, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS CREDIT AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, EACH OF THE BORROWER, FAC AND FCI HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION
                                         ----- --- ----------
TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS
SECTION 14.06  SHALL AFFECT THE RIGHT OF EAGLEFUNDING OR THE COLLATERAL AGENT TO
-------------
SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF EAGLEFUNDING OR THE COLLATERAL AGENT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OF THE BORROWER, FAC OR FCI OR ITS RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

          SECTION  14.07.  Costs,  Expenses and Taxes.  (a)  In  addition to the
                           --------------------------
rights of indemnification granted under Article XII hereof, the Borrower agrees to pay on demand

     (x) all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing fees as provided for in Section 5.01(c), and any requested amendments, waivers or
                  ----------------
consents) of this Credit Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for EagleFunding, the Collateral Agent and the Deal Agent with respect thereto and with respect to advising EagleFunding, the Collateral Agent and the Deal Agent as to its rights and remedies under this Credit
Agreement, the other Facility Documents, and the other agreements to be delivered hereunder and thereunder, and

     (y) all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement or preservation of the rights and remedies of each of EagleFunding, the Collateral Agent and the Deal Agent under this Credit Agreement, the other Facility Documents and the other agreements and documents to be delivered hereunder and thereunder.

          (b) The Borrower agrees to pay, indemnify and hold each of EagleFunding, the Collateral Agent and the Deal Agent, harmless from and against any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Credit Agreement, the other Facility Documents and the other agreements, instruments and documents to be delivered hereunder and thereunder, and agrees to indemnify each of EagleFunding, the Collateral Agent and the Deal Agent and their respective assignees against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

          (c)  The  Borrower   agrees  to  pay,   indemnify  and  hold  each  of
EagleFunding, the Collateral Agent and the Deal Agent and each of their respective affiliates, control persons, officers, directors, shareholders, employees,  and  agents  (all  the  foregoing,  collectively,  the  "indemnified
                                                                     -----------
parties") harmless from and against any and all other liabilities,  obligations,
-------
losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance, administration and management of this Credit Agreement, the other Facility Documents and the other agreements and documents to be delivered hereunder and thereunder (all the foregoing, collectively, the "indemnified amounts"), provided that none of the Borrower, FAC or FCI shall
 --------------------     --------
have any obligation hereunder to any indemnified party with respect to indemnified amounts arising from the gross negligence or willful misconduct of such indemnified party.

          (d) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to EagleFunding in connection with this Agreement or the funding or maintenance of EagleFunding Loans hereunder, EagleFunding is required to compensate the Liquidity Agent or any Liquidity Provider (or any other indemnified party under the Liquidity Agreement) in respect of fees and expenses under circumstances similar to those described in Section 14.07(a)(y), then within ten days after demand by
               -------------------
EagleFunding accompanied by a certificate setting forth the amounts of compensation so required and the calculations thereof in reasonable detail, the Seller shall pay to EagleFunding such additional amount or amounts as may be necessary to pay the applicable Liquidity Provider the amounts due or to otherwise reimburse EagleFunding for any amounts paid by it.

          SECTION  14.08.  Limitations  on  Payments.  Notwithstanding  anything
                           -------------------------
herein or elsewhere to the contrary, the Borrower's obligations to make payments hereunder, or under any of the other Facility Documents, to the extent that a source of any such payment is the Collection Account and/or the funds or investments maintained therein, shall be subject in all events to the limitations on permitted payment dates and the designation of payment priorities set forth in Section 7.06.
             ------------

          SECTION 14.09.  Execution in Counterparts;  Severability.  This Credit
                          ----------------------------------------
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Credit Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 14.10. No Bankruptcy  Petition Against  EagleFunding.  Each of
                         ---------------------------------------------
the Borrower, FAC and FCI covenants and agrees (which agreement shall be binding upon their respective successors and assigns) that it will not institute against EagleFunding, or join any other Person in instituting against EagleFunding, any Insolvency Proceeding under bankruptcy law or under any similar federal or state law. The provisions of this Section 14.10 shall survive termination of this Credit Agreement.

          SECTION 14.11. Further Assurances.  Each of the Borrower,  FAC and FCI
                         ------------------
covenants and agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Deal Agent or the Collateral Agent more fully to effect the purposes of this Credit Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Pledged Contracts for filing under the provisions of the UCC of any applicable jurisdiction.

          SECTION  14.12.  Confidentiality.   Except  to  the  extent  otherwise
                           ---------------
required  by  applicable  law or as may be  necessary  to enforce  any rights in respect  of this  Credit  Agreement,  or any  related  document,  instrument  or agreement, EagleFunding shall, unless the provider thereof shall otherwise consent in writing (i) maintain the confidentiality of information obtained as a result of being a party hereto or to related documents from FCI, FMB, FAC, FRC, any VB Subsidiary or a POA with respect to the operation, management, or financial condition of any POA ("Confidential Information") and (ii) not disclose, deliver or otherwise make available to any third party any part of any such Confidential Information; provided, however, that EagleFunding may disclose
                               --------  -------
any Confidential Information (w) to its legal counsel, auditors and accountants,
(x) as may be required or requested by any central bank or governmental authority, regulatory body or rating agency, (y) subject to a written confidentiality agreement having terms substantially similar to this Section
                                                                        -------
14.12, to any reinsurer, bank, financial institution or other party that extends
-----
or is considering the extension of liquidity or of debt or equity financing to EagleFunding, or is reinsuring or considering the reinsurance of the obligations of EagleFunding, or (z) as may be required or appropriate in response to a court order or in connection with any litigation; provided further, however, that
                                              --------  -------   -------
EagleFunding shall not have any obligation of confidentiality whatsoever in respect of any information which may be generally available to the public or becomes available to the public through no fault of EagleFunding.

          IN WITNESS WHEREOF, the parties below have caused this Credit Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

                                    FAIRFIELD RECEIVABLES
                                     CORPORATION


                                    By:_____________________________________
                                    Title:   President

                                    Address: Suite 1000, 5851 West Charleston
                                               Boulevard
                                             Las Vegas, Nevada  89102
                                             Attn:  President
                                    Telephone: (702) 878-9788 (Ext. ____)
                                    Telecopy:  (702) 878-4510


                                    FAIRFIELD ACCEPTANCE
                                      CORPORATION


                                    By:/s/        W. Stevens
                                       ------------------------------------
                                    Title:   President

                                    Address:  11001 Executive Center
                                              Little Rock, Arkansas  72211
                                                Attn:  President
                                    Telephone: (501) 664-6000
                                    Telecopy:  (501) 660-7151


                                    FAIRFIELD COMMUNITIES, INC.


                                    By:/s/Robert W. Howeth
                                       ------------------------------------
                                    Title:   Senior Vice President

                                    Address:  11001 Executive Center
                                              Little Rock, Arkansas  72211
                                              Attn:  President
                                    Telephone:(501) 664-6000
                                    Telecopy: (501) 660-7151

                                    EAGLEFUNDING FUNDING CAPITAL
                                      CORPORATION

                                    By: BancBoston Securities Inc.,
                                         its Attorney-in-Fact

                                    By: /s/Catherine Dawson
                                       -----------------------------------
                                    Title: Managing Director
                                    Address: 100 Federal Street
                                             Boston, Massachusetts  02110
                                             Mail Stop:  01-10-02
                                             Attn:  Amy Roberts
                                   Telephone:  (617) 434-5796
                                   Telecopy:   (617) 434-9591


                                   BANCBOSTON SECURITIES, INC.,
                                     as Deal Agent


                                   By: /s/Catherine Dawson
                                      -------------------------------------
                                   Title: Managing Director
                                   Address: 100 Federal Street
                                            Boston, Massachusetts  02110
                                            Mail Stop:  01-10-02
                                            Attn:  Amy Roberts
                                   Telephone: (617) 434-5796
                                   Telecopy:  (617) 434-9591


                                   BANKBOSTON, N.A.,
                                     as Collateral Agent


                                   By: ____________________________________
                                   Title: Vice President
                                   Address: 100 Federal Street
                                            Boston, Massachusetts  02110
                                            Mail Stop:  01-10-02
                                   Telephone: (617) 434-5796
                                   Telecopy:  (617) 434-9591